UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

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OneSpan Inc.

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LOGO

121 West Wacker Drive Suite 2050

Chicago, Illinois 60601

April 23, 2021

Dear Fellow Stockholder:

You are cordially invited to attend our 2021 annual meeting of stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) on June 9, 2021 at 10:00 a.m. Central Daylight Time, which will be held in a virtual meeting format only, via a live webcast. Included with this letter are the Notice of Annual Meeting of Stockholders, a proxy statement detailing the business to be conducted at the Annual Meeting and a BLUE proxy card.

The matters to be voted on at the Annual Meeting are: (i) the election of nine directors; (ii) the approval, on an advisory (non-binding) basis, of our named executive officer compensation; and (iii) the ratification, on an advisory (non-binding) basis, of the appointment of KPMG LLP as our independent registered public accounting firm for 2021. Our board of directors (our “Board”) recommends that you vote in accordance with our Board’s recommendation on each of these proposals using the enclosed BLUE proxy card. Your vote will be especially important this year because Legion Partners Holdings, LLC (“LPH,” and, together with its affiliates, “Legion”) has notified us that LPH intends to nominate four candidates for election at the Annual Meeting.

OUR BOARD DOES NOT ENDORSE ANY OF LEGION’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OUR BOARD’S NOMINEES BY USING THE ENCLOSED BLUE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY WHITE PROXY CARD, SENT TO YOU BY OR ON BEHALF OF LEGION. If you have already voted using a proxy card sent to you by Legion, you can revoke it by: (i) executing and delivering the BLUE proxy card, (ii) voting via the Internet using the Internet address on the BLUE proxy card, (iii) voting by telephone using the toll-free number on the BLUE proxy card or (iv) voting at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

IT IS EXTREMELY IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone. Returning your BLUE proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend.

If you have any questions or require any assistance, please contact our proxy solicitor:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Call Collect: (212) 929-5500

or

Call Toll-Free: (800) 322-2885

Email: OneSpan@mackenziepartners.com

Sincerely,

John N. Fox, Jr.	Scott M. Clements
Chair of the Board	President, Chief Executive Officer and Director

121 West Wacker Drive Suite 2050

Chicago, Illinois 60601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 9, 2021

TO THE STOCKHOLDERS:

Notice is hereby given that the 2021 annual meeting of stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) of OneSpan Inc., a Delaware corporation (the “Company”), will be held on June 9, 2021 at 10:00 a.m. Central Daylight Time for the following purposes:

1.	To elect nine directors to serve on our board of directors (our “Board”) until the 2022 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal;

2.	To approve, on an advisory (non-binding) basis, our named executive officer compensation; and

3.	To ratify, on an advisory (non-binding) basis, the appointment of KPMG LLP as our independent registered public accounting firm for 2021.

These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders. We also will transact any other business that may properly come before the Annual Meeting, but we are not aware of any such additional matters.

Due to the continuing impact of the novel coronavirus (or COVID-19) pandemic and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. You may register to attend the Annual Meeting by accessing www.cesonlineservices.com/ospn21_vm.

Our Board has fixed the close of business on April 19, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Such stockholders are urged to submit an enclosed BLUE proxy card, even if their shares were sold after such date.

YOUR VOTE IS VERY IMPORTANT. It is important that your voice be heard and your shares be represented at the Annual Meeting whether or not you are able to attend. We urge you to vote TODAY by completing, signing and dating the enclosed BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone. Please submit a proxy as soon as possible, so that your shares can be voted at the Annual Meeting in accordance with your instructions. Please refer to “Questions and Answers Regarding Voting Procedures and Other Information” on page 10 of the accompanying proxy statement and the instructions on the BLUE proxy card. Additionally, we hope that you can attend the Annual Meeting. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. Because of the contested nature of the election, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker, bank or other nominee to vote your shares “FOR” each of the proposals listed on the enclosed BLUE proxy card.

IMPORTANT

Legion Partners Holdings, LLC (“LPH,” and together with its affiliates, “Legion”) has provided notice to the Company that LPH intends to nominate four director candidates for election at the Annual Meeting. The Company is not responsible for the accuracy of any information provided by or relating to Legion contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Legion or any other statements that Legion or any of its representatives may otherwise make.

OUR BOARD DOES NOT ENDORSE ANY OF LEGION’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OUR BOARD’S NOMINEES BY USING THE ENCLOSED BLUE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY WHITE PROXY CARD, SENT TO YOU BY OR ON BEHALF OF LEGION. If you have already signed any white proxy card provided by or on behalf of Legion, you have every legal right to change your vote by completing, signing and dating the enclosed BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone. Only your latest dated proxy will count.

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF OUR BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED BLUE PROXY CARD.

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Call Collect: (212) 929-5500

or

Call Toll-Free: (800) 322-2885

Email: OneSpan@mackenziepartners.com

By Order of the Board of Directors,

Steven R. Worth
General Counsel, Chief Compliance Officer and Corporate Secretary April 23, 2021

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 9, 2021

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (our “Board”) of OneSpan Inc., a Delaware corporation (the “Company,” “OneSpan,” “we,” “us” or “our”), for use at our annual meeting of stockholders to be held on June 9, 2021 at 10:00 a.m. Central Daylight Time (including any adjournments, postponements or continuations thereof, the “Annual Meeting”), which will be held in a virtual meeting format only, via a live webcast that can be accessed by visiting www.cesonlineservices.com/ospn21_vm. Holders of record of shares of OneSpan common stock, par value $0.001 per share (our “Common Stock” or “Company common stock”), at the close of business on April 19, 2021, will be entitled to vote on all matters to properly come before the Annual Meeting. Each share of our Common Stock is entitled to one vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2021: THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE FIRST BEING SENT OR GIVEN TO THE COMPANY’S SECURITY HOLDERS ON APRIL 26, 2021.

ONESPAN AT A GLANCE

OneSpan specializes in digital identity and anti-fraud solutions that protect and facilitate electronic transactions to create exceptional and secure experiences for our customers. Whether through automating agreements, detecting fraud or securing financial transactions, OneSpan helps reduce costs and accelerate customer acquisition while improving the user experience.

OneSpan’s Trusted Identity security solutions significantly reduce digital transaction fraud and enable regulatory compliance for more than half of the top 100 global banks and thousands of financial institutions around the world.

Our Mission

OneSpan’s mission is to protect the world from digital fraud by establishing trust in people’s identities, the devices they use and the transactions they carry out. We do this by making digital banking accessible, secure, easy and valuable.

We are a global company that focuses on developing and maintaining a world class innovative workforce through collaboration, accountability, diversity, inclusion and transparency.

Our Strategy

Our primary growth strategy is to make digital banking more accessible, secure, easy and valuable and to be a leading provider of eSignature solutions for regulated industries and consumer-facing applications. Our key growth objectives include:

●	Expanding our portfolio of solutions that enable institutions to mitigate fraud, reduce operational costs, comply with regulations, easily on-board customers and adaptively authenticate transactions;

●	Automating and securing digital customer journeys to remotely verify identities, mitigate application fraud and secure account openings and transactions;

●	Increasing sales to existing customers and acquiring new customers;

●	Driving increased demand for our products in new applications, markets and geographies;

●	Expanding our channel partner ecosystem; and

●	Acquiring companies that support our strategic objectives, expand our technology portfolio or customer base and increase our recurring revenue.

Our Values

As a global leader in securing remote transactions, our organization stands on the following pillars:

Trust: Delivering trust in people’s identities, their devices and the transactions they conduct online.

Innovation: Reimagining solutions and continuously striving to improve the user experience.

Belonging: Embracing an inclusive and engaged culture that drives a sense of belonging to attract, develop and retain key talent.

PROXY STATEMENT SUMMARY

This summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This is a summary only and does not contain all of the information we have included in this Proxy Statement. You should refer to the full Proxy Statement for more information about us and the proposals you are being asked to consider. For more complete information regarding our 2020 performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (our “Annual Report”).

THE ANNUAL MEETING

Information About the Annual Meeting of Stockholders

Time and Date	10:00 a.m. Central Daylight Time, on June 9, 2021

Access*	The Annual Meeting can be accessed virtually by registering to attend at www.cesonlineservices.com/ospn21_vm.

Record Date	The close of business on April 19, 2021

Voting	Each share of our Common Stock is entitled to one vote at the Annual Meeting (including one vote for each seat up for election at the Annual Meeting with respect to Proposal 1 – Election of Directors). Cumulative voting is not permitted in the election of directors.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone. Returning your BLUE proxy card will not prevent you from voting at the Annual Meeting but will ensure that your vote is counted if you are unable to attend.

* Due to the continuing impact of the novel coronavirus (or COVID-19) pandemic and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. If you plan to participate in the virtual meeting, please see “Questions and Answers regarding Voting Procedures and Other Information” on page 10. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet.

Proposals and Board Recommendations for Voting

Proposals:	Unanimous Board Recommendation:	For more detail, see page:
Proposal 1 – Election of 9 directors	“FOR” EACH OF OUR BOARD’S NOMINEES	42
Proposal 2 – Approval, on an advisory (non-binding) basis, of our named executive officer (“NEO”) compensation	FOR	53
Proposal 3 – Ratification, on an advisory (non-binding) basis, of the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for 2021	FOR	54

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board is currently comprised of the following ten directors: Marc D. Boroditsky, Garry L. Capers, Scott M. Clements, Michael P. Cullinane, John N. Fox, Jr., Jean K. Holley, Marianne Johnson, Matthew Moog, Alfred Nietzel and Marc Zenner, all of whom have been nominated for re-election at the Annual Meeting other than Mr. Cullinane (collectively, our “Board’s Nominees”). In February 2021, Mr. Cullinane announced his retirement from our Board as of the Annual Meeting, at which time the size of our Board will be reduced from ten members to nine members. You are being asked to elect all nine of the Board’s Nominees to serve on our Board until our 2022 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Information regarding our Board’s Nominees is set forth below. For additional information concerning this proposal and our Board’s Nominees, see “Proposal 1—Election of Directors” on page 42, and for additional information regarding our directors, see “Information Regarding our Board of Directors” on page 32.

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

				Board Committees
Name(1)	Age	Director Since	Principal Occupation	Audit	MDCC (2)	CGN(3)	F&S(4)
Marc D. Boroditsky	57	2019	Chief Revenue Officer of Twilio Inc.		X	X
Scott M. Clements	57	2017	President and Chief Executive Officer of OneSpan
Garry L. Capers	44	2021	Division President of Cloud Solutions of Deluxe Corporation			X	X
John N. Fox, Jr.	77	2005	Retired Vice Chairman of Deloitte Touche Tohmatsu Limited		X (Chair)	X
Jean K. Holley	62	2006	Retired Group Senior Vice President and Chief Information Officer of Brambles Limited	X		X (Chair)
Marianne Johnson	55	2020	Executive Vice President and Chief Product Officer of Cox Automotive, Inc.	X			X
Matthew Moog	51	2012	Interim Chief Executive Officer of Chicago Public Media			X	X
Alfred Nietzel	59	2020	Retired Chief Financial Officer of CDK, Global, Inc.	X (Chair)			X
Marc Zenner	58	2019	Retired Managing Director and Global Co-Head of Corporate Finance Advisory of J.P. Morgan	X			X (Chair)
(1)	All directors are independent in accordance with The Nasdaq Stock Market LLC (“Nasdaq”) listing rules except Scott M. Clements, the President and Chief Executive Officer (“CEO”) of the Company. This table does not include Mr. Cullinane, who will not be standing for re-election at the Annual Meeting. Mr. Cullinane is currently a member of the Audit Committee and the Management Development and Compensation Committee.
(2)	Represents the Management Development and Compensation Committee.
(3)	Represents the Corporate Governance and Nominating Committee.
(4)	Represents the Finance and Strategy Committee.

PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking you to approve, on an advisory (non-binding) basis, our NEO compensation for 2020, as disclosed in “Compensation Discussion and Analysis” and the accompanying compensation tables and related narrative discussion beginning on page 61. We believe that our NEO compensation program described throughout our “Compensation Discussion and Analysis” reflects an overall pay-for-performance culture that aligns the interests of our executives with those of our stockholders. Our compensation programs are designed to provide a competitive level of compensation to attract, motivate and retain talented and experienced executives and to reward our NEOs for the achievement of short- and long-term strategic and operational goals and increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In addition, we have implemented a number of executive compensation best practices and policies that we believe reflect sound governance and promote the long-term interests of our stockholders.

For additional information concerning this proposal, see “Proposal 2—Advisory Vote on Executive Compensation” beginning on page 53. In addition, please see the information set forth in “Compensation Discussion and Analysis” and the accompanying compensation tables and related narrative discussion beginning on page 61, including the highlights of our 2020 executive compensation information included under “Executive Summary.”

PROPOSAL 3—AUDITOR RATIFICATION

We are asking you to ratify, on an advisory (non-binding) basis, the appointment of KPMG as our independent registered public accounting firm for 2021. Although a stockholder vote for this appointment is not required by law and is not binding on us, our Audit Committee will take your vote on this proposal into consideration when appointing or making changes to our independent registered public accounting firm in the future.

For additional information concerning this proposal, see “Proposal 3—Advisory Vote on Ratification of Independent Registered Public Accounting Firm” on page 54, and for information concerning the fees we paid to KPMG during 2020 and 2019, see “Fees Paid to Independent Registered Public Accounting Firm for 2020 and 2019” on page 59.

Corporate Governance Highlights

We are committed to effective corporate governance and high ethical standards. We believe that strong corporate governance policies and practices strengthen the accountability of our Board and management, lead to better business performance and align the long-term interests of our management team with our stakeholders, including our stockholders, our customers and our employees. For additional information regarding our Board’s policies and practices and the composition of our Board, see “Information Regarding Our Board of Directors” on page 32 and “Director Compensation” on page 81. Highlights of our current corporate governance policies and practices and features of our Board include:

Board Composition

✓ Nine of 10 current directors are independent	✓ Five current directors added to our Board within the last two years
✓ Declassified Board	✓ Average tenure of our Board’s Nominees of approximately 5.5 years
✓ Disclosure of Board skills, qualifications and characteristics matrix	✓ One-third of our Board’s Nominees are female or diverse
✓ Separate Chair and CEO, with independent Chair	✓ One female director in a Board leadership position

Board Governance

✓ Majority vote standard for uncontested director elections	✓ Regular executive sessions of the independent directors
✓ All standing Board committees comprised solely of independent directors	✓ Board oversight of CEO succession planning
✓ Annual Board self-evaluation and assessment of Board composition	✓ Particular key risk management functions designated to Board committees
✓ Annual Board review of overall risk management program	✓ Executive officers and directors prohibited from hedging and pledging OneSpan securities
✓ Prohibition on any director sales of OneSpan securities through August 2022	✓ Code of Ethics and Conduct administered by management under the supervision of our Board
✓ Robust stock ownership requirements for directors and executive officers	✓ Active stockholder outreach program with enhanced focus on disclosure and governance

Director Skills, Qualifications and Characteristics

The Corporate Governance and Nominating Committee regularly evaluates the skills, qualifications and characteristics identified as important for directors to provide effective oversight to our Company. See “Information Regarding Our Board of Directors—Director Skills, Qualifications and Characteristics” on page 33 for additional information.

STOCKHOLDER ENGAGEMENT

The Company proactively and regularly engages with its stockholders. In 2020, the Company directly engaged with 18 of its top 20 stockholders (other than index funds, exchange traded funds and quantitative funds) through in-person meetings, virtual meetings or telephone calls.

The Company has taken the following specific actions in response to its stockholder engagement efforts:

●	Provided new software and recurring revenue disclosures and longer-term financial targets;

●	Hosted an Investor Day and further increased disclosures for our quarterly earnings calls;

●	Added directors to our Board with skills and experience that reflect input received from investors on Board composition;

●	Adopted a $50 million share repurchase program; and

●	Significantly increased the size of the performance-based restricted stock unit grants as a percentage of total NEO compensation (to address stockholder requests for senior management to have a larger equity stake in the Company).

2020 CORPORATE RESPONSIBILITY HIGHLIGHTS

OneSpan secures our customers’ digital journeys from first engagement through the transaction lifecycle with our suite of verified identity, intelligent fraud detection and secure account opening products and services. As a global corporate citizen with operations and suppliers in many countries, we are committed to sustainability, diversity, inclusion and good governance. We also believe that our commitment to corporate social responsibility is valued by our customers, our employees and our stockholders.

ENVIRONMENT

●        Monitor our product manufacturing suppliers’ compliance with ISO 14001, the international standard that specifies requirements for an effective environmental management system

●        Transitioning from hardware DIGIPASS® devices to software tokens for authentication, with resulting reductions in manufacturing, transportation and disposal impact

●        Provision European manufacturing to reduce emissions related to transportation of our finished product/hardware to our largest market

●        Host our SaaS services primarily with Amazon Web Services, which has made environmental and sustainability commitments

●        Promote or subsidize for employees, where appropriate, public transport and other environmentally-friendly transportation modes, including biking

●        Embrace recycling programs in our offices

●        Extensive use of digital collaboration tools reducing the need for greenhouse gas-emitting business travel

SOCIAL

●        Launched the OneSpan Acts program, donating $50,000 to employee-nominated charitable organizations globally

●        Launched the OneSpan Gets Out the Vote program, granting employees election day as a paid day off to participate in volunteering activities relating to election day

●        Using collaboration tools, video conferencing and virtual meetings to enhance productivity while keeping employees safe and engaged during the COVID-19 pandemic

●        Became a certified Great Place to Work in the United States and a Top Employer In Montreal

●        Fostering a dynamic and engaged workforce through the values of collaboration, accountability, transparency and speed, as well as respect for human rights

●        Adopted comprehensive policies and a compliance program regarding corporate social responsibility topics

GOVERNANCE

●        Board led by an independent Chair and consisting of majority independent directors

●        Active Board refreshment program with increased diverse representation

●        Active stockholder outreach program with enhanced focus on disclosure and governance

●        Annual Board self-evaluation and assessment of Board composition

●        See other governance practices in “Corporate Governance Highlights” above

QUESTIONS AND ANSWERS REGARDING VOTING PROCEDURES
AND OTHER INFORMATION

Questions and Answers about the Proxy Materials

1.	Why am I receiving these proxy materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by our Board for the Annual Meeting to be held on June 9, 2021 at 10:00 a.m. Central Daylight Time. For more information on the participants in our Board’s solicitation, please see “Additional Information Regarding Participants in the Solicitation” beginning on page B-1 of this Proxy Statement.

2.	What should I do if I receive a proxy card or other proxy materials from Legion?

Legion Partners Holdings, LLC (“LPH,” and together with its affiliates, “Legion”) has notified the Company that LPH intends to nominate four director candidates for election at the Annual Meeting. You may receive proxy solicitation materials from Legion. The Company is not responsible for the accuracy of any information provided by or relating to Legion or LPH’s nominees contained in proxy materials filed or disseminated by or on behalf of Legion or any other statements that Legion may make.

Our Board strongly urges you NOT to sign or return any white proxy card sent to you by Legion, even as a protest vote. Voting to “WITHHOLD” with respect to any of LPH’s nominees on a white proxy card sent to you by Legion is not the same as voting “FOR” our Board’s nominees because a vote to “WITHHOLD” with respect to any of LPH’s nominees on its white proxy card will revoke any BLUE proxy card you may have previously submitted, as only the nine nominees receiving the most votes “FOR” their election will be elected to our Board. To support our Board’s nominees, you should vote “FOR” our Board’s nominees on the enclosed BLUE proxy card and disregard, and not return, any white proxy card sent to you by Legion. If you have previously submitted a proxy card sent to you by Legion, you can revoke it and vote “FOR” our Board’s Nominees by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided, or by following the instructions on the BLUE proxy card to vote via the Internet or by telephone. Only the latest validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you instead attend and validly vote at the Annual Meeting, your proxy will not be used. However, you can attend the Annual Meeting to observe but vote via proxy prior to that time, if you so choose.

Our Board unanimously recommends using the enclosed BLUE proxy card to vote “FOR” each of our Board’s nominees. Our Board recommends that you DISREGARD any white proxy cards that you may receive.

QUESTIONS AND ANSWERS ABOUT VOTING

3.	Who can vote at the Annual Meeting?

All stockholders who owned shares of our Common Stock as of the close of business on April 19, 2021 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the shares they owned as of the close of business on the Record Date.

As of the close of business on the Record Date, 40,232,701 shares of our Common Stock were outstanding and entitled to vote, and we had 111 stockholders of record. The number of stockholders of record does not include beneficial owners of our Common Stock who hold their shares in “street name.”

4.	How many votes do I have?

Each stockholder is entitled to one vote for each share of our Common Stock owned as of the close of business on the Record Date for each matter presented at the Annual Meeting (including one vote for each seat up for election at the Annual Meeting with respect to Proposal 1—Election of Directors). Cumulative voting is not permitted in the election of directors.

5.	How can I vote my shares?

Stockholders of Record. Stockholders of record as of the Record Date may vote their shares or submit a proxy to have their shares voted by one of the following methods:

●	By Internet – You may submit your proxy online via the Internet by following the instructions provided on the enclosed BLUE proxy card.

●	By Telephone – You may submit your proxy by touch-tone telephone by calling the toll-free number on the enclosed BLUE proxy card.

●	By Mail – You may submit your proxy by signing, dating and returning your BLUE proxy card in the postage-paid envelope provided.

●	At the Virtual Meeting – In order to attend the Annual Meeting, you must register in advance at www.cesonlineservices.com/ospn21_vm prior to the deadline of June 8, 2021 at 10:00 a.m. Central Daylight Time. Stockholders who attend the Annual Meeting should follow the instructions on the meeting webcast to vote during the meeting. You are encouraged to sign, date and return the BLUE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone, regardless of whether you plan to attend the Annual Meeting.

The Company is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the independent inspector of election can determine that such proxy was authorized by the stockholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each stockholder by the use of a control number to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

If you have any questions or need assistance voting, please contact MacKenzie Partners, Inc. (“MacKenzie Partners”), our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at (800) 322-2885 or email at OneSpan@mackenziepartners.com. You may also call collect at (212) 929-5550.

Beneficial Owners. If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. In most cases, you will be able to do this by mail, via the Internet or by telephone. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and register in advance to attend the Annual Meeting at www.cesonlineservices.com/ospn21_vm prior to the deadline of June 8, 2021 at 10:00 a.m. Central Daylight Time by following the instructions described below.

As discussed below, your broker, bank or other nominee may not be able to vote your shares on any matters at the Annual Meeting unless you validly provide instructions on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.

6.	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner?”

If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc. (which may be referred to as “Broadridge” in the materials you receive), you are considered the “stockholder of record” with respect to those shares, and we have sent this Proxy Statement directly to you.

If you hold your shares in an account with a broker, bank or other nominee, rather than of record directly in your own name, then the broker, bank or other nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” This Proxy Statement has been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote your shares, and you are also invited to attend the Annual Meeting.

Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the election, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to any of the proposals. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed BLUE voting instruction form, to vote your shares in line with our Board’s recommendations on the BLUE voting instruction form.

7.	What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated Steven R. Worth and Joe Maxa as the Company’s proxies for the Annual Meeting. The proxies will vote your shares at the Annual Meeting in accordance with the instructions you have provided on the enclosed BLUE proxy card.

8.	How can I revoke my proxy or change my vote?

You can revoke your proxy or change your vote at any time prior to the Annual Meeting. Only your latest dated proxy will count.

If you are a stockholder of record who has properly executed and delivered a proxy, you may revoke your proxy at any time prior to the Annual Meeting by any of the following means:

•	dating, signing and submitting a new proxy card bearing a later date;

•	voting at a later time via the Internet or by telephone as instructed above (only your latest Internet or telephone proxy will be counted);

•	delivering a written notice to our Corporate Secretary prior to the Annual Meeting by any means, including facsimile, stating that your proxy is revoked; or

•	attending the virtual Annual Meeting and voting during the meeting (as described below).

Your attendance at the Annual Meeting will not revoke your proxy unless you specifically request it or you vote at the Annual Meeting. If your shares are held in “street name,” your broker, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions. In general, “street name” holders may change their vote at any time prior to 11:59 p.m. Eastern Daylight Time on the day before the Annual Meeting date. In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.

If you have previously submitted a white proxy card sent to you by Legion, you may change your vote by completing and returning the enclosed BLUE proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the BLUE proxy card. Please note that submitting a white proxy card sent to you by Legion will revoke votes you have previously made via the Company’s BLUE proxy card. Voting to “WITHHOLD” with respect to any of LPH’s nominees on a white proxy card sent to you by Legion is not the same as voting “FOR” our Board’s nominees because a vote to “WITHHOLD” with respect to any of LPH’s nominees on its white proxy card will revoke any BLUE proxy you may have previously submitted.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the BLUE proxy card.

9.	How will shares be voted by the BLUE proxy card?

The shares represented by any proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card. Where a choice has been specified on the BLUE proxy card with respect to the proposals, the shares represented by the BLUE proxy card will be voted in accordance with the specifications.

If you return a validly executed and dated BLUE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of all nine of our Board’s Nominees as set forth on the BLUE proxy card (Proposal 1); “FOR” the approval, on an advisory (non-binding) basis, of our NEO compensation (Proposal 2); and “FOR” the ratification, on an advisory (non-binding) basis, of the appointment of our independent registered public accounting firm (Proposal 3).

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all BLUE proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed BLUE proxy card.

10.	What if I receive more than one BLUE proxy card or set of proxy materials from the Company?

If your shares are held in more than one account, you will receive more than one BLUE proxy card, and in that case, you can and are urged to vote all of your shares by signing, dating and returning all BLUE proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by phone or via the Internet, please vote using each BLUE proxy card you receive to ensure that all of your shares are voted. Each individual BLUE proxy card will have a unique control number that identifies the account. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card in the space provided.

If Legion proceeds with its previously announced nominations, the Company will likely conduct multiple mailings prior to the Annual Meeting to ensure stockholders have the Company’s latest proxy information and materials to vote. The Company will send you a new BLUE proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every BLUE proxy card you receive. Only the latest dated proxy you submit will be counted, and, if you wish to vote as recommended by our Board, then you should only submit a BLUE proxy card.

If you have any questions or need assistance voting, please contact MacKenzie Partners. Stockholders may call toll free at (800) 322-2885, email at OneSpan@mackenziepartners.com or call collect at (212) 929-5550.

11.	Will my shares be voted if I do nothing, or if I do not vote for some of the proposals listed on my proxy card?

If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone or attend and vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the BLUE proxy card and do not provide voting instructions on any matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed BLUE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the BLUE proxy card, whether or not you plan to attend the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your broker, bank or other nominee will not be able to vote your shares with respect to Proposal 1 or Proposal 2 or, to the extent that Legion provides you with a proxy card or voting instruction form, any of the other proposals. If Legion does not provide you with a proxy card or voting instruction form, your broker, bank or other nominee will be able to vote your shares with respect to Proposal 3, the ratification of the appointment of our registered public accounting firm. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed BLUE voting instruction form, to vote your shares in line with our Board’s recommendations on the BLUE voting instruction form, whether or not you plan to attend the Annual Meeting.

12.	What constitutes a quorum?

A quorum must be present in order for business to be conducted at the Annual Meeting. For purposes of the Annual Meeting, the presence by means of remote communication or by proxy of the holders of a majority in voting power of the outstanding shares of our Common Stock entitled to vote at the meeting shall constitute a quorum. In the absence of a quorum, the chair of the meeting or the stockholders so present (by a majority in voting power thereof) may adjourn the Annual Meeting without further notice. Abstentions, withhold votes and broker non-votes (if any) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

13.	Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed within the Company, to Legion or to other third parties, except: (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation and certification of votes and (iii) to facilitate a proxy solicitation.

QUESTIONS AND ANSWERS ABOUT THE ITEMS TO BE VOTED ON AT THE ANNUAL MEETING

14.	What proposals will be voted on at the Annual Meeting?

		OneSpan Board’s Recommendation	More Information (Page No.)
Proposal 1	Election of 9 directors	FOR EACH OF OUR BOARD’S NOMINEES	42
Proposal 2	Approval, on an advisory (non-binding) basis, of our NEO compensation	FOR	53
Proposal 3	Ratification, on an advisory (non-binding) basis, of the appointment of KPMG as our independent registered public accounting firm for 2021	FOR	54

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED BLUE PROXY CARD.

15.	What vote is required to approve each of the proposals to be voted on at the Annual Meeting, and what is the effect of abstentions, withhold votes and broker non-votes on each of the proposals?

	Vote Required for Approval	Effect of Abstentions, Withhold Votes and Broker Non-Votes
Proposal 1: Election of 9 directors	Directors will be elected by a plurality of votes cast, meaning that the nine nominees receiving the most votes “FOR” their election will be elected to our Board.	Abstentions and withhold votes have no effect on the outcome of the election of directors. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal.
Proposal 2: Approval, on an advisory (non-binding) basis, of our NEO compensation	The affirmative vote of a majority of shares of our Common Stock present by means of remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposal.	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal.
Proposal 3: Ratification, on an advisory (non-binding) basis, of the appointment of KPMG as our independent registered public accounting firm for 2021	The affirmative vote of a majority of shares of our Common Stock present by means of remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposal.	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted if Legion delivers its proxy materials to your broker, bank or other nominee on your behalf. If Legion does not provide you with a proxy card or voting instruction form, your broker, bank or other nominee will be able to vote your shares with respect to this proposal, and broker non-votes will not be applicable. Broker non-votes will have no effect on the outcome of this proposal.

If you have previously submitted a white proxy card sent to you by Legion, you may change your vote by completing and returning the enclosed BLUE proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the BLUE proxy card. Please note that submitting a white proxy card sent to you by Legion will revoke votes you have previously made via the Company’s BLUE proxy card. Voting to “WITHHOLD” with respect to any of LPH’s nominees on a white proxy card sent to you by Legion is not the same as voting “FOR” our Board’s nominees because a vote to “WITHHOLD” with respect to any of LPH’s nominees on the white proxy card will revoke any BLUE proxy you may have previously submitted.

16.	What is a broker non-vote, and will there be any broker non-votes at the Annual Meeting?

Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker to vote on those proposals. Typically, the ratification of the appointment of registered public accounting firm is considered a routine proposal, and brokers have discretion to vote on that matter even if no instructions are received from the “street name” holder. However, because Legion has initiated a proxy contest, to the extent that Legion provides a proxy card or voting instruction form to stockholders who hold their shares in “street name,” brokers will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of the proposals.

QUESTIONS AND ANSWERS ABOUT ATTENDING THE ANNUAL MEETING

17.	How do I attend the Annual Meeting?

Due to the continuing impact of the novel coronavirus (or COVID-19) pandemic and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. As described above, you are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on the Record Date or hold a legal proxy for the meeting provided by your broker, bank or other nominee.

In order to attend, you must register in advance at www.cesonlineservices.com/ospn21_vm prior to the deadline of June 8, 2021 at 10:00 a.m. Central Daylight Time.

Registering to Attend the Annual Meeting—Stockholders of Record. If you were a stockholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/ospn21_vm and entering the 11-digit control number provided on your BLUE proxy card. On the following screen, you should click on the link titled “Click here to pre-register for the online meeting” at the top of the page.

If you do not have your BLUE proxy card, you may still register to attend the Annual Meeting by accessing www.cesonlineservices.com/ospn21_vm, but you will need to provide proof of ownership of shares of our Common Stock as of the Record Date during the registration process. Such proof of ownership may include a copy of your proxy card received either from the Company or Legion or a statement showing your ownership as of the Record Date.

Registering to Attend the Annual Meeting—Beneficial Owners. If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/ospn21_vm and providing evidence during the registration process that you beneficially owned shares of our Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee.

After registering, our tabulator, Corporate Election Services (“CES”), will send you a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at 10:00 a.m. Central Daylight Time on June 9, 2021, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered stockholders beginning at 9:45 a.m. Central Daylight Time on the day of the meeting. All Stockholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the details of technical support in the event that they encounter difficulties accessing the virtual meeting or during the meeting. In the event of any technical disruptions that prevent the chair from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the BLUE proxy card. Additional information and our proxy materials can also be found at www.OneSpanValue.com. If you have any difficulty following the registration process, please email OneSpan@mackenziepartners.com.

18.	Can I ask questions at the Annual Meeting?

Stockholders as of the close of business on the Record Date who register, attend and participate in the Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. These stockholders may also submit a question in advance of the Annual Meeting by registering at www.cesonlineservices.com/ospn21_vm and following the instructions provided via email upon completing their registration. In both cases, stockholders must have available their control number provided on their proxy card or voting authorization form.

Questions and Answers about Miscellaneous Matters

19.	Who will count the votes and serve as inspector of election?

We have retained CES to assist as master tabulator and First Coast Results, Inc. ("First Coast") to serve as inspector of election. In such capacity, CES and First Coast will count and certify votes at the Annual Meeting.

20.	How do I find out the results of the vote?

We expect to report preliminary results on a Form 8-K within four business days after the Annual Meeting. We will report final results as certified by the independent inspector of elections as soon as practicable on a Form 8-K. You can access both Form 8-Ks and our other reports we file with the Securities and Exchange Commission (the “SEC”) on our website at www.investors.onespan.com or on the SEC’s website at www.sec.gov. The information provided on these websites is for informational purposes only and is not incorporated by reference into this Proxy Statement.

21.	Is a list of registered stockholders available?

The Company’s list of stockholders as of the close of business on the Record Date will be available for inspection by the Company’s stockholders for at least ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. If you want to inspect the stockholder list, please call the office of the Corporate Secretary at (312) 766-4001 to schedule an appointment during ordinary business hours. The stockholder list will also be open to the examination of any stockholder during the Annual Meeting at www.cesonlineservices.com/ospn21_vm, accessible using the Stockholder List link located under the Meeting Links section of the virtual meeting website.

22.	Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

23.	What is “householding” and how does it affect me?

The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one set of the proxy materials, unless one or more of these stockholders notifies the Company that they wish to receive individual copies. We believe this will provide greater convenience for stockholders, as well as cost savings for the Company by reducing the number of duplicate documents that are mailed. We also believe householding reduces the environmental impact of the Annual Meeting by reducing the number of duplicate documents that are printed. Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a stockholder.

You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement or our Annual Report, we will send a copy to you if you address your written request to or call OneSpan Inc., 121 West Wacker Drive, 20th Floor, Chicago, IL 60601, Attention: Corporate Secretary (telephone number: 312-766-4001).

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company if you hold your stock directly by mail at OneSpan Inc., 121 West Wacker Drive, 20th Floor, Chicago, IL 60601, Attention: Corporate Secretary, by phone at (312) 766-4001 or by email at legal@onespan.com. Alternatively, if you hold your stock in a brokerage account, please contact your broker. If you participate in householding and wish to receive a separate copy of our proxy materials, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company or your broker.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. Street name holders can request information about householding from their brokers, banks or other stockholders of record.

24.	Whom do I contact if I have questions about the Annual Meeting?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Call Collect: (212) 929-5500

or

Call Toll-Free: (800) 322-2885

Email: OneSpan@mackenziepartners.com

BACKGROUND OF THE SOLICITATION

OVERVIEW

Based on information provided by Legion to the Company, Legion began purchasing shares of Company common stock in April 2018. From April 2018 through the date of this Proxy Statement, members of the Company’s management team have had over 40 calls and meetings with representatives of Legion, including as described below. During the same time period, the Company has been undergoing a transformation from a hardware to a software and services business model, including Software-as-a-Service (“SaaS”).

2018

On April 17, 2018, John Gunn, the Company’s Chief Marketing Officer, and Joe Maxa, the Company’s Vice President of Investor Relations, first met with Sagar Gupta, a Senior Analyst at Legion Partners Asset Management, LLC (“LPAM”), at a cybersecurity conference in San Francisco. During the meeting, Messrs. Gunn and Maxa provided an overview of the Company and responded to various questions from Mr. Gupta.

On May 10, 2018, Scott Clements, the Company’s Chief Executive Officer, first met with Christopher S. Kiper, Managing Director at LPAM, and Mr. Gupta at a conference in Los Angeles.

On May 30, 2018, the Company announced that it was changing its name from VASCO Data Security International, Inc. to OneSpan Inc. effective May 31, 2018 to reflect the shift in the Company’s strategy and solution offering towards providing customers with a new cloud platform and software solutions in the cybersecurity area in furtherance of the Company’s Trusted Identity strategy.

On June 13, 2018, the Board’s Corporate Governance and Nominating Committee (the “Nom/Gov Committee”) discussed the primary attributes that the Committee would seek in a Board candidate and the process to be followed in connection with a search for an additional Board candidate.

On June 14, 2018, Mr. Gupta met with Mark Hoyt, the Company’s Chief Financial Officer, at the Company’s headquarters in Chicago. During the meeting, Mr. Gupta presented an overview of Legion and its investment philosophy and advocated for various changes at the Company, including expanding analyst coverage, changing its financial disclosures to enable an easier “sum-of-the-parts” analysis, creating new investor materials, initiating a “major share repurchase plan,” hosting an Investor Day and considering adding new directors to the Board. The presentation indicated an implied price of Company common stock by the end of 2020 would be $32.24, after taking into account $20 million of “annual share repurchases.”

In August 2018, the Nom/Gov Committee and the Board identified desired areas of experience for a director candidate search, which areas of experience included corporate structure and financing; SaaS and mobile application security; software technology sector business development, marketing and sales; large enterprise security strategies and solutions; international business; mergers and acquisitions and leadership at a publicly-held consumer banking or financial services company.

On August 17, 2018, Messrs. Clements, Hoyt and Maxa had a telephone conversation with Messrs. Kiper and Gupta and Ted White, Managing Director at LPAM. During the call, the Legion representatives indicated that Legion held approximately 2% of the outstanding shares of Company common stock and options covering an additional ~2% of the outstanding shares of Company common stock. During the call, the Company representatives indicated that the Company intended to change its disclosures on a reasonable timeline (i.e., not immediately but as the business evolved and the data became available), and the Legion representatives indicated that the Company should disclose its total addressable market opportunities.

On September 6, 2018, Messrs. Clements and Maxa met with Mr. Gupta at a conference in Minneapolis. During the meeting, the parties discussed the Company’s revenue disclosure, the Company’s strategy, synergies from the Company’s acquisition of Dealflo and the Company’s eSignature product line’s transition to a SaaS model.

In the fall of 2018, members of the Nom/Gov Committee and the Board interviewed various candidates identified in connection with the ongoing director search.

On November 1, 2018, Legion filed a Schedule 13D, indicating that it believed the market price of shares of Company common stock did not reflect the intrinsic value of the Company at the time and that Legion was “highly focused on collaborating with the [Company’s] management and the [Board] to promote appropriate recognition of the [Company’s] intrinsic value and the continuation of effective capital allocation.” Legion also indicated that it “may seek to add industry and governance expertise to the [Board].” The Schedule 13D indicated that Legion estimated the potential enterprise value of the Company’s software business could be $1 billion (or $27 per share) by 2021 and that Legion estimated the value of the Company’s Hardware product line to be $100 million, such that, combined with the Company’s $92 million cash balance, the Company’s shares “could be worth approximately $33 per share by 2021.”

On November 13, 2018, Mr. Clements met with Messrs. Kiper and Gupta at an investor conference in New York City. During the meeting, the parties discussed Legion’s suggestion that the Company add three directors to the Board, including Mr. McConnell, a professional director with close ties to Legion. Mr. Clements indicated that he would respond after the December 2018 Board meeting.

On December 3, 2018, Mr. Clements sent an email to Messrs. Kiper and Gupta, stating that the Board had asked for a fuller understanding of what specific steps Legion is requesting that the Company take, given that the Company had already augmented its investor communications, was pursuing additional sell-side research coverage and was evaluating further enhancements to the Company’s disclosures for 2019. Mr. Clements welcomed additional specific thoughts from Legion on other steps. He also indicated that the Board had an ongoing process focused on ensuring that the Board has directors with the right skills and experience and that, to that end, Legion’s input with respect to the specific skills and experience the Legion representatives believe should be added, as well as suggestions for particular candidates, would be welcome.

On December 7, 2018, Mr. Clements and Mr. Hoyt had a follow-up telephone conversation with Mr. Kiper and Mr. Gupta. During the call, the Legion representatives proposed adding three or more new directors to the Board pursuant to a potential cooperation agreement.

On December 12, 2018, the Board interviewed Marc Zenner, former Managing Director and Global Co-Head of Corporate Finance Advisory at J.P. Morgan and former managing director and Global Head of the Financial Strategy Group at Citigroup, who had decades of experience as an investment banker and providing strategic advice to public and private companies.

On December 13, 2018, the Nom/Gov Committee discussed the ongoing work to identify additional Board candidates, including the process of identifying and vetting potential candidates, the individuals who had been identified as potential candidates and the skills and experience sought.

On December 21, 2018, Mr. Clements and Mr. Hoyt had another telephone conversation with Messrs. Kiper, White and Gupta, and Mr. Kiper sent an email to Mr. Clements, naming three director candidates: an individual serving as Senior Vice President of Business and Corporate Development at a global cybersecurity company (“Legion Candidate A”); an individual with less than one year of experience as Chief Financial Officer at a privately held venture capital-backed SaaS company with no public company executive officer or board experience (“Legion Candidate B”); and Mr. McConnell. Mr. Kiper stated that Legion believed that these candidates “could add tremendous value” to the Board and requested that Mr. Clements provide a time frame for completing interviews of the candidates and providing feedback to Legion.

2019

On January 1, 2019, pursuant to the Company’s Corporate Governance Guidelines, Arthur Gilliland tendered his resignation from the Board in light of his acceptance of a new executive position in the security software industry, and on January 3, 2019, the Board accepted Mr. Gilliland’s resignation.

Also on January 3, 2019, the Board adopted the Company’s Amended and Restated By-laws (the “By-laws”), including to adopt a majority voting standard for uncontested director elections and to provide for a non-executive Chairman of the Board.

On the same day, the Company’s founder and former Chief Executive Officer, T. Kendall Hunt, stepped down as Chairman of the Board, and the Board appointed the Lead Independent Director, John N. Fox, Jr., as non-executive Chairman of the Board.

On January 7, 2019, Mr. Clements had a telephone call with Mr. Kiper during which Mr. Clements indicated that an executive search firm engaged by the Company would be contacting each of the candidates recommended by Legion. The parties also discussed the amendments to the By-laws, Mr. Gilliland’s resignation and the transition of the Chairman of the Board from Mr. Hunt to Mr. Fox. Mr. Clements expressed hope that the parties could come to a mutually agreeable resolution in the coming weeks.

On January 8, 2019, Mr. Kiper thanked Mr. Clements for the January 7, 2019 call and sent Mr. Clements an example of a cooperation agreement that Legion had entered into in October 2018.

On January 16, 2019, Mr. Maxa met with Mr. Gupta at a conference in New York City, and Mr. Gupta inquired about the Company’s eSignature product line and the Company’s strategy.

On January 23, 2019, Mr. Clements had follow-up phone conversations with Mr. Gupta.

On February 5, 2019, Ancora Advisors (“Ancora”) issued a press release urging the Board to explore a sale of the Company.

In February 2019, the Legion candidates completed and returned director and officer questionnaires.

On February 12 and February 13, 2019, the Board interviewed five candidates, including all three candidates who had been recommended by Legion and two candidates who had been identified through the Board’s director search process.

On February 13, 2019, the Board discussed the candidates who had been interviewed prior to the Board meeting, including the three candidates suggested by Legion; Marc Boroditsky, the Senior Vice President of Sales at Twilio Inc., a cloud communications platform-as-a-service company, with more than 30 years of experience with technology companies, including founding and financing four software companies in electronic medical records, authentication and identity management; and Dr. Zenner. Taking into account the analysis performed by the executive search firm with respect to the strengths and weaknesses of each director candidate as well as the skills and experience of the candidates, their enthusiasm and apparent commitment to serve, their ability to complement and augment the skills and experience of the Board and other factors, the Board determined to continue discussions with Mr. Boroditsky, Dr. Zenner and Legion Candidate A.

On February 15, 2019, Messrs. Clements and Hoyt had a telephone call with Messrs. Kiper, White and Gupta. During the call, Mr. Clements explained that, although the Board candidate selection process had proceeded as planned and as had been previously communicated to Legion, as a result of Ancora’s public letter, the Board desired to understand Ancora’s perspectives on the Board and its composition before the Nom/Gov Committee and the Board made any decisions with respect to director candidates. Mr. Clements indicated that the full Board had participated in interviewing five of the seven candidates considered. During the call, the Legion representatives reiterated their willingness to wage a proxy contest and “would not hesitate to go public” if they did not believe that the Board was being responsive to their ideas.

On March 4, 2019, the Board held a special telephonic meeting, during which the consensus of the Board was that the top three candidates interviewed by the Board included one candidate who had been suggested by Legion (Legion Candidate A), and the Board requested that Mr. Clements and a representative of Sidley Austin LLP, counsel for the Company (“Sidley”), lead discussions with Legion and its counsel regarding a potential mutually agreeable resolution.

On March 5, 2019, Mr. Clements had a telephone call with Mr. Kiper. He indicated that the Board had carefully considered each of the director candidates recommended by Legion in addition to the candidates identified by the executive search firm engaged by the Company, directors and others, and was prepared to add one of the Legion candidates and one other candidate to the Board in exchange for a customary standstill agreement with Legion. Mr. Kiper indicated that this was not acceptable and requested that Mr. Clements return to the Board and ask the Board to consider adding three new directors—two of Legion’s recommended candidates (including Mr. McConnell) and one candidate identified by others.

On March 8, 2019, the Board held a special telephonic meeting, and after considering Mr. Kiper’s counterproposal, the Board requested that management present Legion with a non-binding term sheet reflecting the terms that the Board discussed.

On March 11, 2019, Mr. Clements sent an email to Messrs. Kiper, White and Gupta, attaching a term sheet, which set forth the terms on which the Board was willing to add Legion Candidate A and a director identified by the Board. The term sheet contemplated a standstill that terminated 10 days prior to the deadline for nominating candidates for election at any meeting for which the Board had not committed to renominate the Legion candidates (but in any event no earlier than the date of the Company’s 2021 annual meeting of stockholders).

Later that day, counsel to Legion sent Sidley a revised term sheet that contemplated, among other things, that the Board add Legion Candidate A and a director identified by the Board, entitling Legion to replace Legion Candidate A if he were unwilling or unable to serve on the Board for any reason, the formation of a strategic review committee of the Board, a standstill that expired prior to the deadline for notices of nominations of candidates for election to the Board at the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”)  and reimbursement of Legion’s expenses.

Over the course of the next several days, the parties negotiated the terms of a potential settlement agreement.

On March 12, 2019, Mr. Kiper left a voicemail for Mr. Clements, in which Mr. Kiper stated, “there is no way we are giving a two-year deal” (referring to the standstill detailed in the March 11, 2019 term sheet Mr. Clements had sent to the Legion representatives). Mr. Kiper then threatened to nominate candidates for election at the 2019 annual meeting, stating that nominating “is probably not very pretty on your end; since we are a 5% filer, we would have to file that publicly.”

On March 14, 2019, a Sidley representative communicated to Legion’s counsel the Board’s final offer, which contemplated the addition to the Board of Legion Candidate A and one candidate identified by the Board, no right for Legion to replace Legion Candidate A if he were unwilling or unable to serve on the Board, no formation of a strategic review committee of the Board, a standstill that expired 10 business days prior to the deadline for submission of notice of director nominations for the 2021 Annual Meeting and reimbursement of up to $25,000 of Legion’s expenses.

Later that day, Legion’s counsel responded by stating that Legion was not open to any resolution that prohibited Legion from nominating candidates for election to the Board at the 2020 Annual Meeting unless such resolution contemplated the addition of two of the Legion candidates to the Board.

On March 15, 2019, the window closed for timely notices of stockholder intent to nominate candidates for election to the Board at the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). Legion did not nominate any director candidates for election at the 2019 Annual Meeting.

On April 11, 2019, Messrs. Clements and Fox again interviewed Legion Candidate A in Palo Alto.

On April 12, 2019, Legion sent a quarterly letter to its investors, noting that the Company “has a stellar customer base of over 10,000 clients, including the majority of the top 100 global banks. As a trusted partner to the world’s leading financial institutions, OneSpan is at the forefront of arguably the most important area of cybersecurity: identity.” The letter further noted, “While the Company’s transformation has been impressive to-date, the transition from a hardware to software business model is complex and entails execution challenges.”

On May 7, 2019, the Company announced that the Board had nominated Mr. Boroditsky and Dr. Zenner as two new independent directors for election to the Board at the 2019 Annual Meeting.

On May 9, 2019, Mr. Gupta met with Mr. Clements at a conference in Los Angeles. During this meeting, Mr. Gupta continued to press for Board change despite the announcement of the Board’s nominations of Mr. Boroditsky and Dr. Zenner for election to the Board.

On June 14, 2019, Messrs. Kiper and White, sent a private letter to the Board. In the letter, the Legion representatives expressed their belief that the Company was undervalued relative to its peers largely due to its “lack of meaningful financial disclosures, unclear investor communications, poor capital allocation, and insufficient industry and governance experience” on the Board. In the letter, the Legion representatives encouraged the Company to disclose gross margin by revenue type, host an Investor Day in 2019 (specifically to outline multi-year targets for revenue (by type), margins and free cash flow) and initiate a share repurchase program. The letter also criticized the Company’s then-largest stockholder, Mr. Hunt, for “routinely [selling] stock at indiscriminate prices.” Legion noted that it welcomed the addition of Mr. Boroditsky to the Board, but indicated Legion’s view that the Board lacked “certain critical skills/experience and a shareholder friendly perspective.”

On July 23, 2019, the Nom/Gov Committee discussed the ongoing search for director candidates, and in August 2019, the Nom/Gov Committee indicated that the ideal candidate would have leadership experience in the software business with a focus on one or more of cybersecurity, SaaS, cloud and mobile software; functional experience in general management, product development and go-to-market areas; senior leadership experience in consumer banking at a publicly listed financial services organization with direct experience in digital banking channels (on-line and mobile) and on related matters of security and user experience; and professional experience in large enterprise security strategies and solutions, international business, corporate finance, capital allocation and mergers and acquisitions.

On August 21, 2019, Messrs. Kiper and Gupta met with Messrs. Clements and Hoyt at the Company’s headquarters and presented the Legion representatives’ perspectives as set forth in the June 14, 2019 letter, noting, in particular, the desire for the Company to enhance its gross margin disclosure, host an Investor Day in 2019, produce a quarterly presentation with earnings, take a balanced approach to capital allocation and reconstitute the Board with operational or Board experience at a “modern public enterprise software/security company.” The Legion representatives pointed to Twilio Inc., where Mr. Boroditsky served as Chief Revenue Officer, as having exemplary disclosure regarding matters such as customer growth and revenue. The presentation indicated an implied price of Company common stock by the end of 2020 would be $28.16, after taking into account $20 million of share repurchases in 2020.

On October 24, 2019, Jean K. Holley provided an update to the Board regarding the Nom/Gov Committee’s efforts to identify additional potential director candidates, noting that over the previous months, approximately 20 candidates had been narrowed down to five.

On November 12, 2019, Mr. Maxa met with Messrs. Kiper and Gupta at a conference in New York City. During the meeting, the Legion representatives made suggestions regarding the Company’s upcoming Investor Day (e.g., to reaffirm or update guidance, provide multi-year financial targets, disclose gross margin by hardware, subscription and licenses even if only approximate ranges are provided), hiring plans and the Company’s recent registration statement filing.

On December 4, 2019, the Company held an Investor Day in New York City, during which members of the Company’s senior management provided updates on the Company’s strategic transformation, growth strategy and business outlook and presented the Company’s three-year financial targets. During the conference, the Company affirmed its 2019 guidance of $248 million to $250 million in revenue and $26 million to $28 million in Adjusted EBITDA.(1)  At the Investor Day, Messrs. Kiper and Gupta met with Messrs. Fox, Hoyt and Clements, and Mr. Kiper indicated that Legion had identified several new candidates for the Board.

On December 13, 2019, Mr. Kiper and Mr. White sent a private letter to the Board, applauding management and the Board for hosting “a commendable” Investor Day. The letter called for “new skillsets and fresh perspectives” on the Board and specifically raised concerns regarding the Company’s recent $300 million universal shelf registration filing and the “lack of capital markets and capital allocation skills on the Board.” The letter included the resumes and contact information for three candidates: Sarika Garg; the former Chief Operating Officer of a customer success software company and a coach to “thousands of CEOs and executives at Fortune 500 companies” (“Legion Candidate C”); and an individual serving as Chief Security Officer at a merchant payments company (“Legion Candidate D”).

(1) For a reconciliation of Adjusted EBITDA to the most comparable U.S. Generally Accepted Accounting Principles (“GAAP”) financial measure, see Annex A to this Proxy Statement.

On December 19, 2019, Mr. Clements sent an email to Messrs. Kiper and Gupta indicating that Mr. Fox or Ms. Holley would be in touch with each of the candidates.

On December 20, 2019, Ms. Holley interviewed Ms. Garg by telephone.

On December 30, 2019, Ms. Holley interviewed Legion Candidate D by telephone.

2020

On January 2, 2020, Ms. Holley interviewed Legion Candidate C by telephone.

On January 6, 2020, Messrs. Fox and Clements interviewed Ms. Garg and Legion Candidate C in San Francisco, as the Board’s ongoing process to identify candidates was entering its final stages.

On January 8, 2020, Mr. Clements had a call with Messrs. Kiper, White and Gupta during which Mr. Clements provided an update regarding the interview process.

Also on January 8, 2020, Activist Insight released a podcast interview with Mr. Kiper in which he stated that Legion found director candidates “with security software expertise” by using LinkedIn and “went through a number of profiles . . . and made several trips to San Francisco.”

On January 14, 2020, Mr. Maxa met with Mr. Gupta at a conference in New York City. Mr. Gupta inquired about the Company’s long-term financial targets and had various modeling questions. Mr. Gupta also suggested that the Company consider providing metrics on software guidance, and consider providing quarterly guidance on bookings or annual recurring revenue (“ARR”) and begin disclosing gross margin for software and hardware.

On January 21, 2020, Mr. Clements interviewed Legion Candidate D by video conference.

On January 27, 2020, Mr. Clements sent an email to Messrs. Kiper, White and Gupta to arrange a call with Mr. Fox and Ms. Holley. The email indicated that the Company would like Legion to consider entering into a limited non-disclosure agreement with the Company in order to facilitate the discussion.

On January 28, 2020, a Sidley representative sent Legion’s counsel a draft non-disclosure agreement.

On January 29, 2020, the Company and Legion entered into a short-term non-disclosure agreement limited to discussions with respect to the composition of the Board and potential Board candidates in connection with the 2020 Annual Meeting.

On January 29, 2020, Mr. Fox and Ms. Holley had a telephone call with Mr. Gupta to provide an update on the director selection process. During the call, Mr. Fox discussed the Board’s ongoing process of refreshment, noting the Nom/Gov Committee’s focus on leaders with direct experience in digital banking and on technology leaders who understand the Company’s markets and commercializing cloud software. Ms. Holley noted that, as a result of the Nom/Gov Committee’s ongoing search process throughout 2019, the Nom/Gov Committee had narrowed its search to certain candidates and that the Board would like for Legion representatives to review the backgrounds of two candidates that had been identified through the Board’s search process and provide feedback on a confidential basis. Mr. Fox emphasized the Board’s openness to the input from Legion.

In February 2020, Legion representatives conducted telephonic interviews of two candidates who had been identified in connection with the Board’s director search:

●	Naureen Hassan, the former Chief Digital Officer at Morgan Stanley Wealth Management, with more than 25 years of experience across the financial services industry, using new technologies to transform the user experience while improving operational efficiency and enabling business process transformation; and

●	Marianne Johnson, Executive Vice President and Chief Product Officer at Cox Automotive, Inc., with more than 30 years of experience in technology and business model innovation with expertise in product management, marketing, data analytics, artificial intelligence, competitive analysis and commercialization of a variety of products, including financial services technology.

On February 7, 2020, Mr. Gupta sent an email to Messrs. Clements and Fox and Ms. Holley, noting that Ms. Hassan’s “background in the financial services sector is arguably the best out of all the candidates. And she is very well versed on the technology front as it relates to OneSpan’s product portfolio and long-term strategy.” Mr. Sagar further noted that Legion was “pleased to see the Board take steps in the right direction to better align the experiences and skillsets of [the Board] with the challenges and opportunities the [Company] is facing today.” Mr. Gupta indicated that “a broader refreshment” than adding two directors would “truly enable [Mr. Clements] and his team to achieve the success they deserve while operating as a public company.”

On February 13, 2020, the Nom/Gov Committee met to discuss the Board’s refreshment activities. Following a discussion of the skills and experience, enthusiasm, commitment to serve, ability to complement and augment the skills and experience of the Board and other factors, the Committee determined to present Ms. Hassan and Ms. Johnson to the full Board for consideration.

On February 21, 2020, Messrs. Kiper, White and Gupta had a telephone call with Messrs. Clements and Fox, who indicated that, after careful consideration, the Nom/Gov Committee had determined not to recommend that the Board appoint Legion’s two candidates as directors but, rather, to proceed with recommending to the Board that Mses. Hassan and Johnson be added to the Board.

On March 3, 2020, the Company announced that the Board had increased the size of the Board from eight to ten directors and appointed Mses. Hassan and Johnson to the Board, effective March 15, 2020, noting their decades of banking, financial and cloud technology experience at leading companies.

On March 6, 2020, Messrs. Kiper, White and Gupta held a virtual meeting with Messrs. Clements and Hoyt to discuss the Company’s fourth quarter earnings results. During the meeting, the Legion representatives discussed the potential sale of the Hardware and eSignature product lines and opposed expanding the number of employees at the Company who would be eligible to receive equity-based compensation.

On May 8, 2020, Messrs. Kiper, White and Gupta held a virtual meeting with Messrs. Clements, Hoyt and Maxa to again discuss the Company’s financial performance, general strategy, operations and product offerings, as well as the potential sale of the Company’s Hardware and eSignature product lines.

On May 11, 2020, Mr. Hoyt solicited input from Mr. Gupta regarding multiples based on term license revenue as compared to perpetual licenses, and Mr. Gupta provided a response on May 12, 2020.

On May 18, 2020, Messrs. Kiper, White and Gupta held a virtual meeting with Messrs. Hoyt and Maxa to further discuss financial metrics and disclosures.

On May 20, 2020, Messrs. Kiper, White and Gupta met with Messrs. Clements and Maxa at a virtual conference. During the meeting, the Legion representatives indicated their view that the Company could “unlock $1 billion in value” by selling the Hardware product line. They also suggested the sale of the Company’s eSignature product line, indicating their view that it was worth $300 million. The Legion representatives also suggested that the Company implement a share repurchase program to offset the sale of stock by Mr. Hunt.

On May 21, 2020, Mr. Gupta sent an email to Messrs. Clements and Hoyt, providing examples of other companies’ investor presentations and suggesting that the Company disclose ARR, dollar-based net expansion (“DBNE”) rate, bookings data, operational efficiency data, customer/product/cohort metrics and total addressable market (“TAM”) data. Mr. Gupta noted that the Company already disclosed TAM data.

On June 9, 2020, Messrs. Kiper, White and Gupta held a virtual meeting with Mr. Hoyt to further discuss the information emailed to Messrs. Clements and Hoyt on May 21, 2020. Subsequent to the virtual meeting, Mr. Sagar emailed Mr. Hoyt additional examples of disclosure of various financial and operational metrics by other companies, suggesting that the Company provide long-term guidance with respect to ARR.

Also on June 10, 2020, the Board discussed various strategic alternatives, including the views of financial advisors with respect thereto.

On August 6, 2020, the Nom/Gov Committee engaged an executive search firm to assist with a director search to identify a director candidate with public company financial and accounting expertise at a software or technology company who could potentially succeed the Audit Committee Chair.

On August 11, 2020, the Company announced that the Board had authorized the repurchase of up to $50 million of the outstanding shares of Company common stock, effective until June 10, 2022.

On August 13, 2020, Messrs. Kiper and Gupta held a virtual meeting with Messrs. Clements, Hoyt and Maxa to discuss second quarter earnings. During the meeting, the Legion representatives called for Mr. Hunt’s resignation and the addition of new directors to the Board. In addition, the Legion representatives again suggested that the Company sell its Hardware product line or the economic rights to it. Mr. Kiper threatened to issue a public letter in the next week unless Mr. Hunt resigned by August 17, 2020 “and other issues are discussed.”

On August 15, 2020, a Sidley representative contacted Legion’s counsel to request a call on Monday, August 17, 2020 and in response, Legion’s counsel indicated that a discussion on Monday would be too late under Legion’s then-current timeline.

On August 16, 2020, a Sidley representative had a call with Legion’s counsel, during which the Sidley representative communicated the Company’s belief that a public letter from Legion would be counterproductive to the Board’s discussions with Mr. Hunt regarding his resignation. The Sidley representative also noted that the Company could not disclose to Legion any material non-public information such as the Company’s M&A strategy that the Company does not disclose to all other investors unless Legion enters into a confidentiality agreement. Legion’s counsel indicated that Legion was not interested in entering into a confidentiality agreement.

Later on August 16, 2020, Legion’s counsel contacted a Sidley representative to propose that in return for two Board seats—one for a Legion principal and one from among the independent candidates that Legion had already proposed—Legion would stand down from a public campaign and calling for an announcement regarding the exploration of strategic alternatives for the Hardware and eSignature product lines. Alternatively, Legion indicated that it would not insist on changes to the Board if the Company announced its strategy and the exploration of a sale of the Hardware and eSignature product lines.

On August 17, 2020, a Sidley representative provided an update to Legion’s counsel, requesting that, in light of ongoing discussions with Mr. Hunt, Legion hold off on issuing the public letter.

On August 18, 2020, Legion filed Amendment No. 1 to its Schedule 13D and issued a press release that contained a public letter to the Board. The letter included various suggestions to the Board, including an expansion of financial disclosures (including guidance in a format “in-line with software peers”), a publicly announced immediate strategic review and sale of the Company’s Hardware product line and “eSignature SaaS business,” the immediate resignation of the Company’s founder and former Chairman and Chief Executive Officer (as well as the Company’s then-largest stockholder) Mr. Hunt from the Board and the appointment of “one or more independent directors” with “pertinent capital markets and/or software industry experience.” Legion indicated that it was “more than willing to offer a representative from Legion to replace Mr. Hunt.”

On August 19, 2020, the Board adopted a supplement to the Company’s Corporate Compliance Stock Trading Policy, effective immediately and terminating on August 19, 2022. The supplement prohibits each director and his/her immediate family members and affiliates from selling, transferring or otherwise disposing of any securities issued by or related to the Company while such director is serving on the Board or within 10 days after such director ceases to serve on the Board (other than due to such director’s death, disability or failure to be re-elected by the Company’s stockholders). During the Board meeting, Ms. Holley also provided an update regarding the ongoing director search.

On August 21, 2020, Mr. Gupta sent an email to Messrs. Clements and Hoyt stating that “[i]n the spirit of our past and continued support and collaborative relationship,” he was providing a sample earnings presentation for the Company, which Mr. Gupta discussed with Mr. Hoyt on September 10, 2020 and September 11, 2020.

Also on September 10, 2020, Messrs. Hoyt and Maxa met with Messrs. Kiper, White and Gupta at a virtual investor conference. Again, Messrs. Kiper and Gupta advocated for a public sale process for the eSignature product line, and they indicated that some of the candidates that had been proposed by Legion were still interested in joining the Board.

On September 14, 2020, the Company announced that Mr. Hunt retired from the Board, effective September 12, 2020, and noted the four independent directors added to the Board since June 2019.

On September 15, 2020, Messrs. Clements and Maxa met with Messrs. Kiper, White and Gupta at a virtual investor conference. During this meeting, Mr. Clements responded to the Legion representatives’ questions, stating that no incumbent Board members had indicated any intention to retire from the Board (as any such indication would have triggered a Form 8-K filing requirement), and the parties discussed a potential strategic review of the Company’s Hardware and eSignature product lines.

On September 18, 2020, Messrs. Kiper and White sent a letter to the Board, noting the Company’s recently adopted supplement to its stock trading policy, the retirement of Mr. Hunt and the addition of four new directors to the Board. Nevertheless, the letter advocated for “further accelerated Board refreshment” and a strategic review of the Company’s Hardware and eSignature SaaS segments. Messrs. Kiper and White also recommended the appointment of Legion’s Senior Analyst Sagar Gupta to the Board.

Also on September 18, 2020, the Board formed a new Finance and Strategy Committee, comprised of Dr. Zenner (Chair), Mr. Boroditsky, Ms. Hassan, Ms. Johnson and Matthew Moog.

On September 22, 2020, the Company engaged an independent financial advisor to perform a sum of the parts (“SOTP”) evaluation of the Company’s hardware, eSignature, security software and Trusted Identity product lines.

On October 8, 2020, Legion representatives delivered a presentation regarding the Company at the 13D Monitor Active-Passive Investor Summit, which is a conference that is primarily attended by other activist investors and their advisors. The presentation appeared to be aimed at attracting like-minded investors to the Company. It was complimentary towards the Company’s Software product line and its potential for creating stockholder value, but emphasized the need for Board refreshment, specifically targeting Michael Cullinane, Mr. Fox and Ms. Holley.

On October 22, 2020, the independent financial advisor discussed the results of its SOTP evaluation with the Finance and Strategy Committee.

The same day, the Board received an update on the ongoing process for identifying an additional Board candidate. Following a discussion of the ongoing dialogue with Legion, the Board directed management to work on a potential resolution with Legion, and the Board provided direction with respect to the terms of any such resolution.

On October 27, 2020, a Sidley representative contacted Legion’s outside counsel to propose a potential resolution, which contemplated: (i) an increase in the size of the Board by two directors, the appointment of a mutually agreed independent director who was independent of Legion and had either executive or board experience at a SaaS company and the appointment of an independent director chosen by the Board; (ii) that one “longer-tenured incumbent director” would not stand for re-election at the Annual Meeting; and (iii) a standstill permitting Legion to nominate directors at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”).

On October 30, 2020, Legion’s counsel indicated that Legion would respond to the Company’s proposal the following week.

During two third quarter earnings follow-up calls on November 3 and November 6, 2020 with Messrs. Clements, Hoyt and Maxa, Messrs. Kiper, White and Gupta expressed confusion regarding the Company’s GAAP recurring revenue reporting and asked about the strategic plan for the Hardware product line and indicated that the Company would receive “a lot of cash” for the sale of its Hardware product line. There was no discussion of any potential settlement terms.

On November 4, 2020, Legion’s counsel conveyed Legion’s counter-proposal, which contemplated: (i) the immediate replacement of Mr. Fox, Mr. Cullinane and Ms. Holley with three new directors, who would include Mr. Gupta, a second designee selected by Legion and a mutually agreeable candidate selected by the Board and Legion; (ii) fixing the Board size at nine directors through the term of the standstill; (iii) the immediate public announcement of a “strategic review of the entire company;” (iv) the creation of a special committee of the Board to oversee the strategic review process, which committee would include Mr. Gupta and Legion’s second designee; and (v) a “customary standstill.”

Beginning in early November 2020, Dr. Zenner, Chair of the Finance and Strategy Committee, oversaw a process to interview various investment banks.

On November 11, 2020, a Sidley representative communicated to Legion’s outside counsel that the Board had concluded that Legion’s proposed terms for a resolution were not in the best interests of the Company’s stockholders.

Also on November 11, 2020, the Company announced that the Board had appointed Alfred Nietzel as a new independent director, effective November 11, 2020, noting Mr. Nietzel’s public company Chief Financial Officer experience and his extensive financial experience in the software and SaaS sectors and that five new independent directors had been added to the Board since June 2019, with deep skills and experience in the areas of SaaS software, recurring revenue business models, capital allocation, innovation, product management, financial services and mergers and acquisitions.

Also on November 17, 2020, Messrs. Hoyt and Maxa met virtually with Messrs. Kiper, White and Gupta at a virtual conference, during which Mr. Clements also gave a presentation. Mr. Gupta again asked about the status of the strategic review of the Hardware product line but did not raise the settlement discussions.

On December 9, 2020, the Company engaged a leading investment bank to act as an independent financial advisor to the Company in connection with its review of strategy, business configuration, mergers and acquisitions, strategic alternatives and capital structure.

On December 14, 2020, the Board discussed various valuation analyses and various strategic alternatives with the Company’s independent financial advisor and directed the financial advisor to explore potential paths with respect to one of the Company’s product lines.

2021

On January 13, 2021, Messrs. Hoyt and Maxa met with Messrs. Kiper, White and Gupta at a virtual investor conference, during which the Company also gave a presentation. Mr. Gupta again asked about the status of the strategic review of the Hardware product line.

On January 26, 2021, Legion’s counsel sent a letter to Sidley on behalf of Legion, requesting copies of the form of written questionnaire (the “Questionnaire”) referenced in the By-laws.

On February 5, 2021, Sidley, on behalf of the Company, provided copies of the form of Questionnaire to Legion’s counsel.

On February 8, 2021, Legion’s counsel sent a letter requesting that the Company agree to exempt Legion from complying with the portion of the Questionnaire requiring each proposed director nominee to consent to being named in the Company’s Annual Report on Form 10-K and proxy statement.

On February 18, 2021, Mr. Cullinane informed the Board that he would not stand for re-election at the Annual Meeting.

On February 23, 2021, the Company issued its fourth quarter and full year 2020 results, reporting that full-year total revenue declined 15% (primarily driven by lower hardware sales) but full-year recurring revenue grew 26%. The Company also reported DBNE of 120% and recurring revenue growth of 24% for the fourth quarter of 2020 and provided full-year guidance with respect to ARR growth, recurring revenue and total revenue.

On February 24, 2021, Messrs. Clements, Hoyt and Maxa held a virtual meeting with Messrs. Kiper, Gupta and an unknown Legion representative who dialed into the meeting but remained silent. The purpose of the meeting was to review fourth quarter 2020 financial results and 2021 guidance. During the meeting, Mr. Gupta asked about the hardware operational review and 2021 operating expenses.

On February 24, 2021, Ms. Hassan informed the Board that she would resign from the Board, effective March 1, 2021, as she had accepted a position in the public sector that precluded her continued role as a Board member of a publicly traded company.

On February 25, 2021, Legion amended its Schedule 13D and submitted a notice (the “Nomination Notice”) to the Company of Legion’s intent to nominate Ms. Garg, Mr. Gupta, Mr. McConnell and Rinki Sethi (collectively, the “Legion Nominees”) for election to the Board at the Annual Meeting.

Also on February 25, 2021, Legion issued a public letter to the Company’s stockholders, encouraging them to support its campaign to add the four Legion Nominees to the Board.

On February 26, 2021, Legion’s counsel sent a letter on behalf of Legion to request a complete record or list of the stockholders of the Company, all policies and guidelines applicable to directors as described in the By-laws and a copy of the By-laws pursuant to Section 220 of the Delaware General Corporation Law (the “Books and Records Demand”).

In March 2021, the Board commenced a search for a director candidate to fill the vacancy created by Ms. Hassan’s departure. In a process led by the Nom/Gov Committee, members of the Board considered potential candidates who had been identified in connection with past director searches, potential candidates proposed by members of the Board and potential candidates who had been proposed by stockholders or other third parties.

On March 3, 2021, Ms. Garg supplemented her responses to her completed Questionnaire.

Also on March 3, 2021, Ms. Holley sent emails to each of the Legion Nominees, requesting their availability to meet with members of the Nom/Gov Committee and the Board by videoconference.

Within hours, Mr. Gupta sent an email to Ms. Holley claiming that the Board had a track record of “summarily rejecting Legion’s candidates” and stating that Legion “would be happy to have its nominees meet with members of the Committee, . . . subject to OneSpan and Legion coming to an understanding regarding Board refreshment and the formation of a strategic review committee. If the Board does not wish to engage in such discussions to avoid a contested election at the upcoming annual meeting, then we should just let OneSpan’s shareholders decide who will best represent them on the Board.”

On March 4, 2021, Ms. Holley responded to Mr. Gupta’s email, stating that the Board had never “summarily rejected” Legion’s candidates but rather, had interviewed and objectively considered each candidate Legion had suggested, including “by flying to the West Coast to meet with your candidates for in-person discussions.” Ms. Holley also noted that, excluding Mr. Cullinane, who was retiring at the Annual Meeting, only three independent directors who were on the Board when Legion first invested in the Company remained on the Board. Ms. Holley then asked what Mr. Gupta had in mind as an “understanding regarding Board refreshment” as a precondition to meeting with the Legion Nominees.

On March 5, 2021, Sidley, on behalf of the Company, responded to the Books and Records Demand, stating that the Company would make available to Legion the information referred to in the Books and Records Demand, subject to entry into an appropriate confidentiality agreement, as is customary for the distribution of such information in order to protect, among other things, the confidential personal information of the Company’s stockholders.

Between March 5, 2021 and March 12, 2021, Legion’s and the Company’s legal counsel negotiated a non-disclosure agreement (the “Books and Records NDA”) covering the information referred to in the Books and Records Demand.

On March 8, 2021, Mr. White responded to Ms. Holley’s March 4, 2021 email to Mr. Gupta. Mr. White proposed the following: (i) three of the Legion Nominees would be immediately added to the Board; (ii) Mr. Cullinane would step down from the Board immediately and an additional three unidentified incumbent directors would not stand for re-election at the Annual Meeting; (iii) the Board size would remain at eight directors through the term of the standstill; (iv) a five-member strategic review committee of the Board would be established, comprised of two incumbent directors and the three Legion Nominees to “explore and make recommendations to the Board with respect to a potential divestiture of the Company’s hardware business, eSignature business or the entire company;” (v) a charter of such committee to be agreed to by Legion and the Company but which charter would require the Board to publicly announce the Board’s conclusions of the strategic review by a certain date; and (vi) a standstill and voting obligations similar to Legion’s standstill agreement with Bed Bath & Beyond Inc. to terminate 30 days prior to the expiration of the nomination window for the 2022 Annual Meeting.

On March 11, 2021, Ms. Holley sent an email to Messrs. White and Gupta, stating that the Board’s unanimous view was that the framework proposed by Legion was not in the best interests of the Company’s stockholders. Ms. Holley stated that the Board continued to be interested in interviewing the Legion Nominees and encouraged Legion to make them available for discussions with the Board. Ms. Holley also indicated that the Board continued to welcome engagement with Legion and told Legion to contact the executive team or the Board at any time if Legion had any additional opinions about the Company’s business that Legion would like to share.

On March 11, 2021, Ms. Holley also contacted each of the other Legion Nominees to make sure that her prior invitation had reached them and that they remain interested in serving on the Board. Ms. Holley again requested that they provide times when they were available to have an initial discussion by videoconference.

Also on March 11, 2021, Mr. White sent an email to Mr. Clements stating that Ms. Holley had again requested an interview with the other Legion Nominees. Mr. White wrote, “If you wish to engage along the lines [proposed on March 8, 2021], contact us directly. Otherwise, we should just let shareholders decide at the annual meeting who should join the board going forward.”

Also on March 11, 2021, Ms. Garg further supplemented her responses to her completed Questionnaire.

On March 12, 2021, Legion and the Company executed the Books and Records NDA, and, on behalf of the Company, Sidley produced documents in response to the Books and Records Demand.

On March 22, 2021, Legion filed its preliminary proxy statement with the SEC, and on March 26, 2021, Legion filed a revised preliminary proxy statement with the SEC.

On April 6, 2021, the Board appointed Garry L. Capers to the Board, noting his highly relevant experience, given his P&L and operational responsibility for SaaS solutions primarily targeted at end markets in the financial services industry and his experience leading Equifax Inc.’s formation of a new business unit in the fraud and identity management space.

Also on April 6, 2021, the Board further amended and restated the By-laws to contemplate virtual stockholder meetings; provide for notice, waiver of notice and director consent by electronic transmission; add mechanics for the resignation of directors and officers; and contemplate gender neutrality.

On April 9, 2021, the Company filed its preliminary proxy statement with the SEC.

On April 12, 2021, Legion filed a revised preliminary proxy statement with the SEC.

On April 14, 2021, Legion filed its definitive proxy statement with the SEC.

On April 21, 2021, the Board determined that the non-binding offers received in connection with the potential sale of the Company’s e-Signature product line were inadequate and that continuing to own and operate this fast-growing product line was in the best interests of the Company’s stockholders. This determination followed months of engaging with more than 35 potential buyers and partners for that business (eight of whom executed non-disclosure agreements).

Also on April 21, 2021, Mr. Hoyt notified the Company that he will be leaving the Company to become the Chief Financial Officer at a private company. Mr. Hoyt has indicated that he will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company through early June 2021. Mr. Hoyt’s departure was not related to any disagreement with the Company or its auditors on any matter relating to the Company’s operations, policies or practices.

On April 23, 2021, the Company filed this definitive proxy statement with the SEC.

INFORMATION REGARDING OUR BOARD OF DIRECTORS

Director Information

Our Board is currently comprised of ten members, including nine independent directors and one executive director. Mr. Cullinane is currently a member of our Board but is not standing for re-election at the Annual Meeting. Our Board’s committee structure currently consists of four principal committees that are all comprised of independent directors: the Audit Committee, the Management Development and Compensation Committee, the Corporate Governance and Nominating Committee and the Finance and Strategy Committee. Our Board may also establish other ad hoc or sub-committees, the composition, number and membership of which our Board may revise from time to time, as appropriate.

The following table lists each of our current directors and sets forth the information about each of the committees of our Board:

DIRECTORS AND BOARD COMMITTEES AS OF APRIL 9, 2021 (M = Committee Member; C = Committee Chair)
Director Name	Audit Committee(1)	Management Development and Compensation Committee(2)	Corporate Governance and Nominating Committee(3)	Finance and Strategy Committee(4)
Independent Directors
John N. Fox, Jr., Chair of the Board		C	M
Marc D. Boroditsky		M	M
Garry L. Capers			M	M
Michael P. Cullinane	M	M
Jean K. Holley	M		C
Marianne Johnson	M			M
Matthew Moog			M	M
Alfred Nietzel	C			M
Marc Zenner	M			C
Executive Director
Scott M. Clements, President and Chief Executive Officer
(1)	Ms. Hassan served on the Audit Committee from March 17, 2020 until September 18, 2020, and Ms. Johnson was appointed to the Audit Committee on March 17, 2020. Messrs. Boroditsky, Fox and Moog served on the Audit Committee until September 18, 2020, and Mr. Nietzel was appointed to the Audit Committee as of November 11, 2020. Mr. Nietzel was appointed as Chair of the Audit Committee effective April 1, 2021.

(2)	Ms. Hassan served on the Management Development and Compensation Committee from March 17, 2020 until March 1, 2021. Ms. Johnson served on the Management Development and Compensation Committee from March 17, 2020 to September 18, 2020. Ms. Holley, Messrs. Boroditsky and Moog and Dr. Zenner served on the Management Development and Compensation Committee until September 18, 2020. Mr. Boroditsky subsequently transitioned from the Finance and Strategy Committee to the Management Development and Compensation Committee effective April 1, 2021.
(3)	Mses. Hassan and Johnson served on the Corporate Governance and Nominating Committee from March 17, 2020 until September 18, 2020. Mr. Cullinane and Dr. Zenner served on the Corporate Governance and Nominating Committee until September 18, 2020. Mr. Capers was appointed to the Corporate Governance and Nominating Committee effective April 6, 2021.
(4)	Ms. Hassan served on the Finance and Strategy Committee from March 17, 2020 until March 1, 2021. Mr. Boroditsky transitioned from the Finance and Strategy Committee to the Management Development and Compensation Committee effective April 1, 2021. Mr. Capers was appointed to the Finance and Strategy Committee effective April 6, 2021.

Director Skills, Qualifications and Characteristics

We believe the following skills, qualifications and characteristics are essential in comprising a board equipped to serve the best interests of our stockholders. This table does not include Mr. Cullinane, who will not be standing for re-election at the Annual Meeting:

The following matrix illustrates the specific skills, qualifications and characteristics of our Board that the Corporate Governance and Nominating Committee consider important to our long-term strategy. Further information on the qualifications and relevant experience of each of our Board’s Nominees is provided in the individual biographies contained in “Proposal 1—Election of Directors.”

	Boroditsky	Capers	Clements	Fox, Jr.	Holley	Johnson	Moog	Nietzel	Zenner
Technology/Software/SaaS Industry Experience
Financial Technology Platforms/R&D/ Innovation
Operational/Change Management Experience
Product Management/Strategy Experience
Audit Committee Financial Expert
Capital Allocation/M&A Experience
Financial Institutions/Target Market Executive Roles/Banking Industry Experience
International/Global Business Experience
Outside Public Company Board Service

Board Diversity and Inclusion

Our Board does not have a formal policy with respect to director diversity. However, our Board believes that it is essential that members of our Board represent diverse viewpoints, with a broad array of business experiences, professions, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow our Board to best fulfill its responsibilities to the long-term interests of our stockholders. One-third of our Board Nominees are female or racially or ethnically diverse.

Ongoing Board Refreshment

Our Board has an ongoing refreshment program, actively assessing itself against the Company’s current and expected future needs and seeking the advice of outside experts and large stockholders. This resulted in the addition of six new directors in the past two years. In 2019, our Board added two new directors, Marc D. Boroditsky and Marc Zenner, augmenting our Board’s skills and experience primarily in the areas of SaaS software, recurring revenue business models, capital allocation, mergers and acquisitions and financing.

The refreshment activities continued into 2020, and our Board appointed two additional directors in March 2020 (Naureen Hassan and Marianne Johnson) and one in November 2020 (Alfred Nietzel). The three directors appointed in 2020 added skills and experience in the financial services industry, financial technology platforms, innovation, R&D, recurring revenue business models, the software industry, capital allocation, executive oversight of operations and change management and financial expertise. They also increased our gender diversity, bringing the total number of women on our Board from one to three, although it then decreased to two upon Ms. Hassan’s departure from our Board on March 1, 2021, due to her appointment to a position in the public sector that precludes her continued role as a Board member of a publicly traded company.

On April 6, 2021, the Board appointed Garry L. Capers to fill the vacancy created by Ms. Hassan’s departure. Mr. Capers was identified by the Corporate Governance and Nominating Committee in connection with a thorough search that began with 15 candidates. Mr. Capers is racially and ethnically diverse and brings expertise, including leading cloud-based software businesses and developing strategies, managing go-to-market approaches and leading client delivery and services.

Our Board is committed to continuing this process as it balances the knowledge and experience of our longer-tenured directors, the benefits of the fresh perspectives of new directors, the evolving needs of the Company and the input of our stockholders.

Board Independence

Our Board conducts an annual review as to whether each of our directors meets the independence standards of the listing standards of Nasdaq. Our Board has determined that each of the current directors (other than Scott M. Clements, our current President and CEO) and Ms. Hassan (who served as a director until March 1, 2021) has no material relationship with OneSpan other than as a director and is independent within the listing standards of Nasdaq. Mr. Hunt, who served as a director in 2020 and is our former CEO and Executive Chairman, was not deemed to be independent. In making its independence determinations, our Board has broadly considered all relevant facts and circumstances and has concluded that there are no transactions or relationships that would impair the independence of any of the current directors, other than Mr. Clements. In conducting its evaluation of Ms. Johnson, our Board considered her affiliation with Cox Automotive, Inc., which purchases certain of our eSignature and secure agreement automation services, and in conducting its evaluations of Messrs. Boroditsky and Moog, our Board considered their respective affiliations with Twilio Inc., from which the Company purchases certain SMS services, and Built In Chicago, with which the Company partners to promote job openings. Our Board ultimately determined that the transactions considered were routine and normal and that no director derived a material benefit from the transactions. Accordingly, none of these transactions was considered a material relationship that impacted a director’s independence.

Board Leadership Structure

The current leadership structure of the Company provides for the separation of the roles of the CEO and the Chair of our Board. Mr. Fox serves as our independent Chair of the Board, and Mr. Clements, also a director, serves as our President and CEO. At this time, our Board believes that in light of the Company’s size and the nature of our business, the separation of these roles serves the best interests of OneSpan and our stockholders.

Lead Independent Director

In 2017, our Board adopted a lead independent director policy. In the absence of an independent director holding the position of Chair, our Board will appoint a Lead Independent Director. Given that the Chair of the Board, Mr. Fox, is independent, we do not currently have a Lead Independent Director.

Our independent directors regularly meet alone in executive session. In addition, each of our four standing Board committees is comprised solely of independent directors. Our Board regularly reviews the Company’s leadership structure and reserves the right to alter the structure as it deems appropriate.

Meetings of Our Board and Executive Sessions

Our Board met 11 times during 2020. Each director who served on our Board in 2020 attended more than 90% of the meetings of our Board and the meetings held by all committees on which he or she served, during his or her time of service, in 2020. As part of their duties, the directors are expected to attend the annual meetings of stockholders. Each of the then-serving directors attended last year’s annual meeting of stockholders.

The independent members of our Board met regularly in executive session with the Chair of the Board, or the applicable chair of a Board committee, presiding over these executive sessions. For additional information about the number of meetings held by each Board committee in 2020, see “Committees of Our Board.”

Committees of Our Board

Our Board’s committee structure currently consists of four principal committees: the Audit Committee, the Corporate Governance and Nominating Committee, the Management Development and Compensation Committee and the Finance and Strategy Committee. Our Board has adopted a written charter for each of its committees. A copy of each committee’s charter is available on our website, investors.onespan.com, in the governance section of our investor relations webpage. A brief description of the composition and the primary responsibilities of our committees is set forth in the following sections.

AUDIT COMMITTEE
Members	Key Duties and Responsibilities	Meetings in 2020: 11
Alfred Nietzel (Chair) Michael P. Cullinane Jean K. Holley Marianne Johnson Marc Zenner	● Reviewing and discussing with the Company’s management and its registered public accounting firm the Company’s annual audited and quarterly financial statements
● Appointing, compensating, evaluating and, when appropriate, terminating the engagement of the Company’s registered public accounting firm
● Evaluating the independence of the Company’s registered public accounting firm
● Inquiring of the Company’s management and its registered public accounting firm about significant risks or exposures and reviewing the steps management has taken to monitor and minimize any such risks, including the Company’s risk assessment and risk management policies
● Reviewing and monitoring the Company’s legal compliance
● Reviewing management’s assessment of internal controls over financial reporting and the related reports of the CEO and CFO
● Reviewing and pre-approving all related party transactions

The Audit Committee of our Board must be composed of three or more independent directors, as required by the listing standards of Nasdaq, who also meet the additional independence standards required for audit committee members. The Audit Committee is responsible for overseeing the financial reporting process on behalf of our Board. Our Board has determined that Mr. Cullinane, who is not standing for re-election at the Annual Meeting, and Mr. Nietzel and Dr. Zenner qualify as audit committee financial experts and has designated them as such. Each year, the Audit Committee recommends the selection of the independent registered public accounting firm to our Board.

The Audit Committee has authority to delegate to subcommittees subject to applicable rules and regulations. In its sole discretion, the Audit Committee may retain, and will be directly responsible for the oversight of, such independent counsel, other advisors or consultants as it deems necessary or appropriate to discharge its duties and responsibilities.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
Members	Key Duties and Responsibilities	Meetings in 2020: 5
Jean K. Holley (Chair) Marc D. Boroditsky Garry L. Capers John N. Fox, Jr. Matthew Moog	● Reviewing and evaluating the leadership structure of the Board
● Reviewing and assessing the Company’s Corporate Governance Guidelines and recommending changes to the Board as deemed appropriate
● Reviewing and recommending to the Board guidelines and procedures to be used by the Corporate Governance and Nominating Committee in evaluating the Board’s performance and the performance of the various committees of the Board
● Reviewing annually all committees of the Board and recommending changes in the number, function or membership of any such committees as appropriate
● Identifying and recommending to the Board individuals to be nominated as a director, including the consideration of director candidates nominated by stockholders and whether members of the Board should stand for re-election
● Establishing, reviewing and periodically updating the Company’s Code of Conduct and Ethics

The Corporate Governance and Nominating Committee of our Board must be composed of three or more independent directors, as required by the listing standards of Nasdaq. The Committee has authority to delegate to subcommittees subject to applicable rules and regulations. In its sole discretion, the Committee may retain, and will be directly responsible for the oversight of, such independent counsel, other advisors or consultants as it deems necessary or appropriate to discharge its duties and responsibilities.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
Members	Key Duties and Responsibilities	Meetings in 2020: 7
John N. Fox, Jr. (Chair) Marc D. Boroditsky Michael P. Cullinane	● Reviewing, from time to time, the Company’s compensation strategy to ensure that the Company’s compensation programs and plans allow the Management Development and Compensation Committee to structure the compensation of the Chief Executive Officer and other executive officers in a manner consistent with the Company’s goals and stockholders’ interests
● Reviewing and approving annually the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers, evaluating the Chief Executive Officer’s and other executive officers’ performance against those goals and objectives and setting the Chief Executive Officer’s and other executive officers’ compensation based on this evaluation
● Reviewing and, as appropriate, discussing with the Chief Executive Officer and the other executive officers the Company’s compensation policies and practices for non-executive employees of the Company
● Exercising all rights, authority and functions of the Board under the Company’s equity-based compensation plans
● Reviewing and periodically making recommendations to the Board with respect to non-employee director compensation (including compensation for members of committees of the Board)
● Reviewing and providing oversight of the Company’s management development, succession planning and diversity and inclusion efforts
● Reviewing the Company’s assessment as to any material risks of the Company that result from the Company’s compensation policies and practices (including how such policies and practices relate to risk management and risk-taking incentives)

The Management Development and Compensation Committee of our Board must be composed of three or more independent directors, as required by the listing standards of Nasdaq. The members of the Management Development and Compensation Committee must also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and satisfy any other necessary standards of independence under the federal securities and tax laws. The Management Development and Compensation Committee has authority to delegate to subcommittees subject to applicable rules and regulations. In its sole discretion, the Committee may retain, and will be directly responsible for the oversight of, such independent counsel, other advisors or consultants as it deems necessary or appropriate to discharge its duties and responsibilities.

FINANCE AND STRATEGY COMMITTEE (established September 18, 2020)
Members	Key Duties and Responsibilities	Meetings in 2020: 4
Marc Zenner (Chair) Garry L. Capers Marianne Johnson Matthew Moog Alfred Nietzel	● Providing recommendations impacting the financial structure and strategic direction of the Company (including the Company’s long-term capital plan, product pipeline, capital structure, research and development programs, and strategic initiatives)
● Reviewing and monitoring current and long-range financial policies and business strategies
● Reviewing issuances of corporate equity, debt and other material financing arrangements
● Reviewing potential merger, acquisition and divestiture activities
● Assisting the Board with its oversight responsibility for enterprise risk management in areas affecting the Company’s technology, capital allocation and product strategy

In September 2020, our Board established the Finance and Strategy Committee, to be composed of three or more independent directors. The Committee has authority to delegate to subcommittees subject to applicable rules and regulations. In its sole discretion, the Committee may retain, and will be directly responsible for the oversight of, such independent counsel, other advisors or consultants as it deems necessary or appropriate to discharge its duties and responsibilities.

Director Selection Process

The Corporate Governance and Nominating Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields and possess the skills and expertise to make a significant contribution to our Board, the Company and our stockholders. Director nominees should have executive-level leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. As part of our Board’s annual evaluation process, our Board discusses and compiles a matrix of key areas of experience, skills and other qualifications relating to Board composition. Each member of our Board evaluates himself or herself against the criteria, and the Board reviews and discusses the collective results to perform a gap analysis for purposes of succession planning and evaluating the overall skills and experience needed in future director candidates. All potential director candidates are evaluated in light of this gap analysis to identify the appropriate candidates to proceed to the interview phase. Then, as part of the Corporate Governance and Nominating Committee’s interview process, the Committee ranks a candidate’s relevant experience, on a scale from zero (no direct experience) to three (a qualified authority on the topic) across 30 core competencies in the areas of strategy; business operations; sales, marketing and customer success; technology and product; accounting and finance; investor relations and public relations; and board development/experience.

The Corporate Governance and Nominating Committee generally re-nominates incumbent directors who continue to satisfy the Corporate Governance and Nominating Committee criteria for membership on our Board, continue to make important contributions to our Board and consent to continue their service on our Board. However, the Corporate Governance and Nominating Committee regularly considers the needs of the Company and our Board with respect to directors and, if appropriate, the Committee will nominate new directors who best fit those needs. From time to time, the Corporate Governance and Nominating Committee engages a search firm to assist in identifying potential Board candidates. Search firms were engaged to identify and evaluate Mr. Nietzel and Ms. Hassan as director candidates in 2020.

The Corporate Governance and Nominating Committee will consider candidates for election to our Board who are recommended by stockholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each candidate in which he or she consents to act as a director, if elected, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Corporate Governance and Nominating Committee, c/o OneSpan Inc., 121 W. Wacker Drive., 20th Floor, Chicago, Illinois 60601 and should not include self-nominations. The Corporate Governance and Nominating Committee applies the same criteria described above to candidates recommended by stockholders. Except as discussed elsewhere in this Proxy Statement, the Corporate Governance and Nominating Committee did not receive any recommendations for director candidates for the Annual Meeting from any stockholder.

Any stockholder may nominate candidates for election as directors by following the procedures set forth in the OneSpan Inc. By-laws, as amended and restated on April 6, 2021 (our “By-laws”), including the applicable notice, information and consent provisions. For further information regarding these procedures, see “Other Matters—Director Nominations by Stockholders and Stockholder Proposals of Other Business.” A copy of our By-laws is available on our corporate website at investors.onespan.com in the governance section of our investor relations webpage. LPH has notified the Company that it intends to nominate four director candidates for election at the Annual Meeting.

OUR BOARD DOES NOT ENDORSE ANY OF LEGION’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OUR BOARD’S NOMINEES BY USING THE ENCLOSED BLUE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY WHITE PROXY CARD, SENT TO YOU BY OR ON BEHALF OF LEGION.

Board Evaluation Process

Our Board recognizes that a rigorous evaluation process is an essential component of strong corporate governance practices and promoting ongoing Board effectiveness. Consistent with best practice, our Corporate Governance Guidelines and each of the committees’ charters, the Corporate Governance and Nominating Committee oversees the annual evaluation of the performance of our Board and the committees, with the independent Chair maintaining a substantial role in facilitating discussion among our Board and the committees.

As part of our Board evaluation process, our Board reviews the following:

●	Performance of our Board, including areas where our Board feels it functions effectively and areas where our Board believes it can improve;

●	Overall composition of our Board, including director tenure, Board leadership, diversity and individual skill sets;

●	General Board best practices, including oversight responsibilities;

●	Culture to promote candid discussion within our Board and with senior management;

●	Focus on change management and strategic matters, including evaluation of transactions, emerging technologies and challenges created thereby, business transformation, regulatory and legal developments, market factors and risks facing the Company; and

●	Ability to ensure the Company is positioned for future success and serves the best interests of our stockholders.

Additionally, our Board reviews matters including its relationship with management, its meeting schedule and the structure, compensation, culture and roles and responsibilities of our Board. The committees are evaluated on matters including their meeting schedule, membership composition, culture, relationship with management and advisors and roles and responsibilities. Our Board and committee evaluation framework and process is conducted and reviewed annually and provides valuable insight as our Board and Corporate Governance and Nominating Committee evaluate the director selection process and succession planning, including the identification and optimization of current directors’ (or potential directors’) skills and experiences that would enable our Board to enhance its effectiveness.

In connection with its 2020 evaluation, our Board conducted an assessment of whether our Board had an appropriate committee composition and appropriate delegation to fulfill responsibilities efficiently, as well as an evaluation of our Board’s interactions with and succession plans for the CEO and senior executives across the organization. The 2020 evaluation process further informed our Board regarding succession planning and Board and committee composition, including enhancement of director skills, experience and qualifications through director education (including through our Board members’ participation in the National Association of Corporate Directors) and Board and committee appointments to meet the current and anticipated needs of the business.

Our Board’s Role in Risk Oversight

Our Board is primarily responsible for overseeing the assessment and management of the Company’s risk exposure, including the balance between risk and opportunity and the totality of risk exposure across the organization. Our Board does so directly and through each of its committees. Our Board and each of its committees regularly discuss with management the Company’s major risk exposures, their likelihood, the potential financial impact such risks may have on the Company and the steps the Company takes to manage any such risks. The Audit Committee oversees the Company’s risks and exposures regarding financial reporting and legal compliance. The Management Development and Compensation Committee oversees risks relating to our overall incentive compensation programs, including those for senior management. The Corporate Governance and Nominating Committee oversees risks related to succession planning and compliance with our Corporate Governance Guidelines and Code of Conduct and Ethics. The Finance and Strategy Committee oversees risks related to the Company’s capital allocation, product strategy and technology. As necessary or appropriate, our Board and its committees may also retain outside legal, financial or other advisors. Our Board reviews the Company’s overall risk management program at least annually, including the corporate insurance program. Throughout the year, management updates our Board and relevant committees about factors that affect areas of potential significant risk. In addition, our internal audit director is involved with our enterprise risk management process, and she communicates directly with our Audit Committee without other members of management present. We believe that this is an effective approach for addressing the risks faced by OneSpan and that our Board’s leadership structure, with an independent Chair of the Board, also supports this approach by providing additional independent risk oversight.

Further Information on Information Security at OneSpan

Optimizing security efforts and resources to properly protect OneSpan’s information systems and information assets requires a structured approach to identify the various assets needing to be protected, their relative importance to OneSpan and the risks faced by such assets. At least annually, we identify the security measures already in place, assess their effectiveness to help measure the residual risk and prioritize any changes that would be required to lower the risk to an acceptable level for OneSpan.

Governance. OneSpan’s Information Security Risk Management Policy formalizes everyone’s responsibility, from senior managers to individual users, in limiting information security risks. The policy is approved by the Information Security Steering Committee, is reviewed on a yearly basis to account for changes in OneSpan’s risk environment and describes a formal process to identify, assess, and track key information security risks. Whenever required, a risk treatment plan is implemented to bring risk levels below acceptable risk tolerance.

OneSpan’s Information Security Steering Committee is composed of key senior leaders who operate under a formal charter. Their role is to oversee the corporate information security program and OneSpan’s security posture. Their role also includes tracking progress over information security risks and approving and tracking risk-reduction initiatives. This committee conducts regular meetings, at least quarterly, with OneSpan’s Chief Information Security Officer (the “CISO”). The CISO reports to our Chief Compliance Officer (not to the Chief Information Officer) and is independent of our internal information technology group and our product groups.

Our Board also oversees the progress of the information security program and the variation of information security risks through quarterly information security briefings, at a minimum. The Audit Committee, comprised solely of independent directors, has the primary responsibility for this oversight. Our Board also includes many individuals with information security experience, such as a chief product officer at a software company, a former chief financial officer with information security oversight responsibilities, a former chief information officer who was responsible for this area and an individual with former senior responsibilities in authentication and fraud prevention solutions. In total, three of the five members of the current Audit Committee and six of our Board’s Nominees have information security experience.

Security Incidents. In the last three years, we have not experienced any material information security breaches.

Insurance. OneSpan maintains a cybersecurity risk insurance policy and utilizes the services of an independent insurance advisor.

Reviews and Certifications. For internal OneSpan information systems and information assets, we conduct regular internal reviews and employ continuous security monitoring. In order to provide additional assurance, OneSpan has conducted periodic independent reviews of the key components of its security program. These reviews are carried out by individuals independent of the area under review. Areas for review and the schedule for such reviews is determined based on their criticality.

For customer-facing products and services, in addition to internal reviews and testing, we undergo various external reviews and certifications. Some of our products are certified under specific technical standards or industry guidelines, such as European banking regulations referred to as PSD2. In addition, our cloud platforms for SaaS solutions are audited annually by external independent auditors. The auditors review our platforms against the Service Organization Controls (SOC) 2 and ISO 27001, 27017 and 27018 standards. We receive annual certifications under these audits.

In addition, we conduct self-certification activities for those standards or regulations that are not covered by the external auditors, such as the General Data Protection Regulation in Europe and Health Insurance Portability and Accountability Act regulations in the United States.

Training. In order to reduce the likelihood and impact of security incidents, OneSpan has implemented a global security awareness training program that includes mandatory security and privacy awareness training for all personnel at hire time and yearly thereafter. Additional training is made available to personnel as required based on their role. This includes secure development training for developers, in support of OneSpan’s secure development lifecycle, as well as incident response training.

In response to the various phishing attacks that often are at the root of many security breaches, and in addition to the various technical controls that are in place, OneSpan has implemented recurring phishing campaigns that target its employees at a minimum on a weekly basis to improve their ability to recognize and report phishing messages. Employees who respond inappropriately to internal phishing campaigns receive additional remedial training.

Communications with Directors

Stockholders may send communications to our Board at the Company’s address, 121 West Wacker Drive, 20th Floor, Chicago, IL 60601. Any such communication addressed to a specific Board member and designated as “Confidential” will be delivered unopened to the specific Board member. If a communication is addressed to our Board as a whole and designated as “Confidential,” the communication will be delivered to the Chair of the Board. Any communication not designated as “Confidential” will be reviewed by management and brought to the attention of our Board at its next regularly scheduled meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

With the exception of Mr. Cullinane, who is not standing for re-election at the Annual Meeting, each member of our Board is up for election at each annual meeting of stockholders and, if elected, will hold office for a one-year term expiring at the next annual meeting. Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If a director retires, resigns or is otherwise unable to serve before the end of his or her one-year term, our Board may appoint a director to fill the remainder of such term, reduce the size of our Board or leave the position vacant.

Our By-laws provide that an election is considered “contested,” and will be held under a plurality vote standard, if as of the 10th day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders of the corporation, a stockholder of the Company has provided to Company, and not withdrawn, a notice of an intention to nominate one or more candidates for election to our Board.

On February 25, 2021, LPH provided notice to the Corporate Secretary of the Company that LPH intends to nominate four director candidates for election at the Annual Meeting, and this notice was not withdrawn prior to the time mentioned in the immediately preceding paragraph. As a result, the election of directors at the Annual Meeting will be conducted under a plurality vote standard.

OUR BOARD DOES NOT ENDORSE ANY OF LEGION’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OUR BOARD’S NOMINEES BY USING THE ENCLOSED BLUE PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN OR VOTE ON ANY WHITE PROXY CARD, SENT TO YOU BY OR ON BEHALF OF LEGION.

Our Board’s Nominees and Their Qualifications

All nine of our Board’s Nominees have been nominated by our Board, at the recommendation of the Corporate Governance and Nominating Committee, for election at the Annual Meeting to serve for a one-year term ending at our 2022 Annual Meeting, until their successors are duly elected and qualified, or until their earlier death, resignation or removal. All of the Board’s Nominees have consented to serving as a nominee, being named in the Proxy Statement and serving as a director if elected. The Corporate Governance and Nominating Committee and our Board believe that each of our Board’s Nominees brings a strong and distinct set of perspectives, experiences and skills to OneSpan. The Corporate Governance and Nominating Committee and our Board believe that if our Board is comprised of these nominees, our Board will be effective and well-functioning and have an optimal balance of experience, leadership, competencies, qualifications and skills in areas of importance to OneSpan and our stockholders.

Our Board has affirmatively determined that each of our Board’s Nominees, excluding Mr. Clements who also serves as our President and Chief Executive Officer, qualifies as an independent director under Nasdaq listing rules. None of our Board’s Nominees is being elected pursuant to any arrangement or understanding between any of the Board’s Nominees and any other person or persons. As described above, the Company engaged a third-party search firm to identify Mr. Nietzel as a potential director candidate, and Mr. Capers was recommended by another independent member of our Board. For further information on the process for director nominations and criteria for selection of Board nominees, see “Information Regarding Our Board of Directors—Director Selection Process” beginning on page 38.

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

Name	Age	Director Since	Position(s) with OneSpan
Scott M. Clements	57	2017	President and Chief Executive Officer
Marc D. Boroditsky	57	2019	Director
Garry L. Capers	44	2021	Director
John N. Fox, Jr.	77	2005	Chair of the Board
Jean K. Holley	62	2006	Director
Marianne Johnson	55	2020	Director
Matthew Moog	51	2012	Director
Alfred Nietzel	59	2020	Director
Marc Zenner	58	2019	Director

John N. Fox, Jr.

Retired Vice Chairman, Deloitte Touche Tohmatsu Limited Director Since: 2005 Age: 77 Independent: Yes

Standing Board Committees:

Management Development and Compensation Committee (Chair)

Corporate Governance and Nominating Committee

Outside Public Company Directorships:

Cognizant Technology Solutions Corporation (2007–Present)

Executive Experience:

Mr. Fox has been a director since April 2005. He is Chair of our Board, Chair of our Management Development and Compensation Committee and a member of our Corporate Governance and Nominating Committee. From 1998 to 2003, Mr. Fox served as Vice Chairman of Deloitte Touche Tohmatsu Limited, a multinational professional services network firm, and the Global Director, Strategic Clients for Deloitte Consulting. He held various other positions with Deloitte Consulting from 1968 to 2003 and served on the board of Deloitte Touche Tohmatsu Limited from 1998 to 2003. Since 2007, Mr. Fox has been a director of Cognizant Technology Solutions Corporation (NASDAQ: CTSH), an information technology consulting company, and he serves on its Compensation Committee and Governance Committee. Mr. Fox received his B.A. from Wabash College and his MBA from the University of Michigan.

Relevant Skills and Qualifications:

✔ Global Business Experience

✔ Strategic Initiatives

✔ Human Capital Management / Compensation and Succession Planning

✔ Project Management and Merger Integration

✔ Public Company Board Experience

Mr. Fox has extensive global business experience having served as vice chairman and global director of a prominent international consulting firm. He has over 34 years of experience advising clients on large scale, complex transactions, including strategic initiatives, new business models, reengineered business processes, merger integration and organizational change. He provides our Board with the perspective of an executive with direct project management, staffing, compensation, change management and organizational process experience. In addition, Mr. Fox brings outside public company board experience to our Board.

Marc D. Boroditsky

Chief Revenue Officer, Twilio Inc. Director Since: 2019 Age: 57 Independent: Yes	Standing Board Committees: Corporate Governance and Nominating Committee Management Development and Compensation Outside Public Company Directorships: None
Executive Experience:

Mr. Boroditsky has been a director since June 2019. He is a member of the Corporate Governance and Nominating Committee and Finance and Strategy Committee. He has served as the Chief Revenue Officer at Twilio Inc. (NYSE: TWLO), a cloud communications platform as a service company, since July 2020. Prior to that, he served as Twilio’s Senior Vice President of Sales from May 2017 to July 2020 and as Vice President and General Manager of Authentication Solutions from February 2015 to May 2017. Before joining Twilio, Mr. Boroditsky was President and COO of Authy, a software authentication company, from September 2014 until it was acquired by Twilio in February 2015. Prior to Authy, Mr. Boroditsky was VP of Identity and Access Management at Oracle Corporation (NYSE: ORCL), a computer technology corporation. Mr. Boroditsky has more than 30 years of experience with technology companies. He has founded and financed four software companies in electronic medical records, authentication and identity management. He successfully sold Authy to Twilio and Passlogix to Oracle Corporation.

Relevant Skills and Qualifications:

✔ Executive Leadership (Public and Private)

✔ Cloud Communications and Security Software

✔ Sales and Marketing / Finance / Product Management / Operations

✔ Growth Opportunities

✔ Cloud-Based Software Solutions (SaaS)

✔ Software Company Operations

✔ Insight into Target Markets

Mr. Boroditsky has an extensive background in cloud communications and security software, sales and marketing, finance, product management and operations, having served in executive roles at numerous technology companies, both private and publicly traded. He provides our Board with unique insights into the Company’s growth opportunities, cloud-based software solutions including SaaS, software company operations and our target markets.

Garry L. Capers

Division President, Cloud Solutions, Deluxe Corporation Director Since: 2021 Age: 44 Independent: Yes	Standing Board Committees: Corporate Governance and Nominating Committee Finance and Strategy Committee Outside Public Company Directorships: None
Executive Experience:

Mr. Capers has been a director since April 2021. He is a member of the Corporate Governance and Nominating Committee and Finance and Strategy Committee. Mr. Capers joined Deluxe Corporation (NYSE: DLX), a financial services company, in September 2019, where he serves as Division President, Cloud Solutions and is a member of the executive leadership team. At Deluxe Corporation, Mr. Capers has full financial and operational responsibility for the Cloud Solutions portfolio, including marketing data and analytics, website design and hosting and SaaS-based applications primarily targeted at end markets in the financial services industry, providing business intelligence and reporting for small banks and business incorporation services for small businesses. From January 2017 to September 2019, Mr. Capers held multiple executive leadership roles at Automatic Data Processing, Inc. (NASDAQ: ADP), the leading global provider of cloud-based human capital management technology and services, including Senior Vice President, NA Comprehensive Outsourcing Services from January 2018 to September 2019 and Division Vice President, NAS Southeast Region from January 2018 to January 2018. From December 2007 through January 2017, Mr. Capers held various roles at Equifax Inc. (NYSE: EFX), a credit agency, overseeing business-to-business marketing units that focused on marketing data services for corporations, small businesses and consumers, including serving as General Manager – Equifax Marketing Services from April 2016 to January 2017. While at Equifax Inc., Mr. Capers also led the formation of a new business unit within the fraud and identity management space. Prior to Equifax, Mr. Capers was a management consultant with Bain & Company, departing as a manager with focus in the retail and financial services sectors. Mr. Capers holds a B.A. in Business Administration from Morehouse College and an MBA in Marketing from The Wharton School at the University of Pennsylvania.

Relevant Skills and Qualifications:

✔ Technology / Software / SaaS Industry

✔ Product Management / Strategy

✔ Insight to Target Markets

✔ Operational / Change Management Experience

Mr. Capers has extensive experience in leading cloud-based software businesses and developing strategies, managing go-to-market approaches and leading client delivery and services. He also brings target market experience to our Board from his time working at a credit agency.

Scott M. Clements

President and Chief Executive Officer, OneSpan Inc. Director Since: 2017 Age: 57 Independent: No	Standing Board Committees: None Outside Public Company Directorships: None
Executive Experience:

Mr. Clements has served as OneSpan’s President and Chief Executive Officer since July 2017. From November 2016 to July 2017, he served as the Company’s President and Chief Operating Officer, and prior to that, Mr. Clements served as the Company’s Chief Strategy Officer since he joined the Company in December 2015. Before joining OneSpan, Mr. Clements spent 11 years at Tyco International plc, a security systems company, where he most recently served as Corporate Senior Vice President, Business Development focused on technology acquisitions. Prior to that, Mr. Clements served as President of Tyco Retail Solutions and also as Tyco’s Chief Technology Officer. Before joining Tyco, Mr. Clements spent a decade at Honeywell International Inc. (NYSE: HON), a multinational conglomerate company, in domestic and international financial and operational leadership roles. Mr. Clements also helped found and operationalize Cordiem LLC, which was an early cloud-based marketplace business designed to help aerospace companies and airlines access and manage global inventories of complex commercial aircraft spare parts. Mr. Clements received a bachelor’s degree in chemical engineering and advanced process control from The Ohio State University and an MBA in finance and corporate strategy from the University of Michigan.

Relevant Skills and Qualifications:

✔ International Financial and Operational Leadership Roles

✔ Leadership in Technology Industry

✔ Operational / Change Management Experience

✔ Product Management / Strategy

✔ Acquisitions and Divestures

✔ Strategic Planning

Mr. Clements has extensive experience in leadership roles in the technology industry with a strong focus on developing and deploying successful business strategies that integrate customer needs and technology innovation. Mr. Clements brings his broad corporate operational experience to our Board and serves as the sole member of senior management on our Board.

Jean K. Holley

Retired Group Senior Vice President and Chief Information Officer, Brambles Limited Director Since: 2006 Age: 62 Independent: Yes

Standing Board Committees:

Audit Committee

Corporate Governance and Nominating Committee (Chair)

Outside Public Company Directorships:

Herc Holdings, Inc. (2017 – Present)

Accord Financial (2020 – Present)

Executive Experience:

Ms. Holley has been a director since August 2006. She is Chair of the Corporate Governance and Nominating Committee and a member of the Audit Committee. Ms. Holley served as Group Senior Vice President and Chief Information Officer for Brambles Limited, the global leader in supply chain and logistics solutions across multiple industries, from September 2011 until her retirement in July 2017. From April 2004 until August 2011, Ms. Holley served as the Executive Vice President and Chief Information Officer for Tellabs, Inc., a company that designs, develops, deploys and supports telecommunications networking products around the world. Ms. Holley also previously served as the Chief Information Officer for USG Corporation, a construction materials manufacturer. Ms. Holley is currently an independent director for Herc Holdings Inc. (NYSE: HRI), an equipment rental company, and has served on the Audit, Financing, Compensation and Corporate Governance and Nominating Committees. She is also an independent director for Accord Financial (TSX: ACD), a commercial finance company that offers asset-based financial services to businesses, serving as a member of the Board and Compensation Committee. Ms. Holley holds a BS in Computer Science/Electrical Engineering from Missouri University Science & Technology and a MS in Computer Science/Engineering from Illinois Institute of Technology.

Relevant Skills and Qualifications:

✔ Global Executive Experience

✔ Strategic Planning

✔ Acquisitions and Divestures

✔ Technology Leadership / Cyber Security / Cloud Computing / Engineering

✔ Product Development / Global Operations

✔ Corporate Governance Leadership

✔ Human Capital Management / Compensation and Succession Planning

✔ Public Company Board Experience

Ms. Holley brings to our Board the perspective of a global executive with experience across multiple industries including global strategic planning, acquisitions and divestitures, technology leadership, cyber security, cloud computing, engineering, product development, global operations, manufacturing and distribution. Her experience as a member of other public company boards brings strong corporate governance leadership, human capital management, compensation and succession planning.

Marianne Johnson

Chief Product Officer, Cox Automotive, Inc. Director Since: 2020 Age: 55 Independent: Yes	Standing Board Committees: Audit Committee Finance and Strategy Committee Outside Public Company Directorships: None
Executive Experience:

Ms. Johnson has been a director since March 2020. She is a member of the Audit Committee and Finance and Strategy Committee. She has been the Executive Vice President and Chief Product Officer at Cox Automotive, Inc. (“Cox”), one of the largest automotive services companies in the world providing cloud-based technology and other solutions for the automotive wholesale and retail marketplace, since June 2018. She leads Cox’s product, engineering and data science teams, as well as the product innovation discipline to integrate and transform the company’s comprehensive suite of software and services. In mid-2018, Ms. Johnson began the work of standardizing and improving product and engineering practices by modernizing both disciplines at Cox. She launched a unique product innovation framework, which transformed the speed and relevancy of products for Cox’s customers. Before joining Cox Automotive, Ms. Johnson was at First Data Corporation (now Fiserv, Inc. (NASDAQ: FISV)), a global leader in payments and financial technology, where she was head of product innovation and technology for the network and security solutions line of business and senior vice president of enterprise commercialization from May 2015 to May 2018. She has been named one of the top Women Worth Watching® by Profiles in Diversity Journal ® and Woman of the Year by The Technology Association of Georgia.

Relevant Skills and Qualifications:

✔ Financial Technology

✔ Software Engineering / Cloud Computing

✔ Research and Development

✔ Global Product Development and Commercialization

✔ Data Science /Analytics

✔ Fraud and Risk AI-Based Product Development

✔ Executive Management

Ms. Johnson has decades of experience in the financial technology field, having served in senior roles focusing on product innovation, operational excellence and growth. She also brings to our Board experience in product innovation, cloud-based software development, research and design, data science and executive management.

Matthew Moog

Interim Chief Executive Officer, Chicago Public Media Director Since: 2012 Age: 51 Independent: Yes	Standing Board Committees: Corporate Governance and Nominating Committee Finance and Strategy Committee Outside Public Company Directorships: None
Executive Experience:

Mr. Moog has been a director since December 2012. He is a member of the Corporate Governance and Nominating Committee and Finance and Strategy Committee. Mr. Moog has more than 20 years of experience as a CEO leading private and public technology companies, building recurring revenue businesses and raising capital. Since October 2020, Mr. Moog has served as the interim CEO of Chicago Public Media, one of the largest and most respected public media organizations in the country. Mr. Moog is the founder of PowerReviews, Inc., a leading provider of eCommerce enablement software, and served as its CEO from August 2006 to March 2020. In this role, Mr. Moog led the company to create innovative products and services that help consumers make smart decisions and help businesses gain valuable feedback. In addition, Mr. Moog is the founder of Built In, a network of regional online communities that connect, educate and promote digital entrepreneurs and innovators. Mr. Moog also founded the FireStarter Fund, an early-stage venture capital fund, and chaired the project to launch 1871, a 50,000 square foot co-working center for technology startups in Chicago. Mr. Moog holds a BA in Political Science from George Washington University.

Relevant Skills and Qualifications:

✔ Technology / Software Industry / Cloud Computing

✔ Business Development / Capital Allocation

✔ Product Development / Innovation

✔ Executive Management

Mr. Moog brings to our Board the perspective of a technology company founder and executive with many years of experience in sales, business development, product development, cloud computing, capital allocation and executive management.

Alfred Nietzel

Retired Chief Financial Officer, CDK Global, Inc. Director Since: 2020 Age: 59 Independent: Yes	Standing Board Committees: Audit Committee (Chair) Finance and Strategy Committee Outside Public Company Directorships: Cerence Inc. (2019 – Present)
Executive Experience:
Mr. Nietzel has been a director since November 2020. He is a member of the Audit Committee and a member of the Finance and Strategy Committee. Mr. Nietzel is a board member of Cerence Inc. (NASDAQ: CRNC), a global cloud software company that provides AI-powered assistants and innovations for connected and autonomous vehicles, where he also serves on the audit and nominating and governance committees. He also serves as a director at Baxter Credit Union, one of the largest credit unions in the United States. He has served in executive finance roles for 16 years including most recently as Chief Financial Officer of CDK Global, Inc. (NASDAQ: CDK), the largest global provider of integrated technology and digital marketing solutions for the automotive retail and vehicle manufacturing industry, from 2014 to 2017. Prior to that, he was with ADP (NASDAQ: ADP), the leading global provider of cloud-based human capital management technology and services, since 2001, and led the financial and administrative execution of the spin-off of ADP’s Dealer Services Division to create CDK Global, Inc. Mr. Nietzel served as Chief Financial Officer for ADP’s Dealer Services Division, Chief Financial Officer for the Employer Services Division and ADP’s Corporate Controller, leading the financial and business integration processes for multiple large acquisitions and divestitures during his time at ADP. Prior to joining ADP, Mr. Nietzel served for 17 years with Proctor & Gamble Inc. (NYSE: PG), a multinational consumer goods company, in numerous operational finance, sales/marketing and audit roles. Mr. Nietzel holds a B.S. in Accounting and Finance from Eastern Illinois University.

Relevant Skills and Qualifications:

✔ Technology / Software Industry

✔ Executive Financial Experience

✔ Audit Committee Financial Expert

✔ Public Company Board Experience

✔ Acquisitions and Divestures

✔ Operational / Change Management Experience

✔ Global Business Experience

Mr. Nietzel brings to our Board extensive domestic and international financial experience in multiple industries, including in the software and SaaS sectors. Mr. Nietzel also has public company board experience.

Marc Zenner

Retired Managing Director and Global Co-Head of Corporate Finance Advisory, J.P. Morgan Director Since: 2019 Age: 58 Independent: Yes	Standing Board Committees: Audit Committee Finance and Strategy Committee (Chair) Outside Public Company Directorships: Sentinel Energy Services Inc. (2017 – 2020) Innerworkings, Inc. (2019 – 2020)
Executive Experience:

Dr. Zenner has been a director since June 2019. He is the Chair of the Finance and Strategy Committee and a member of the Audit Committee. He retired from investment banking in September 2017 after having spent 10 years at J.P. Morgan & Co. (NYSE: JPM), a leading financial services firm, and over six years at Citigroup, Inc. (NYSE: C). At J.P. Morgan, Dr. Zenner was a Managing Director and Global Co-Head of Corporate Finance Advisory from 2007 to 2017. At Citigroup, he was a Managing Director and Global Head of the Financial Strategy Group from 2000 to 2007. Prior to his career in investment banking, Dr. Zenner had a distinguished career as a professor at the University of North Carolina Chapel Hill Business School where he was a professor and the finance area chair. Dr. Zenner received numerous awards for his teaching and is the author of a wealth of academic and practitioner articles. Dr. Zenner previously served on the board of directors of Sentinel Energy Services Inc. (NASDAQ: STNL), a special purpose acquisition company that focuses on the oil field services sector, where he was the chairman of the Audit Committee and a member of the Nominating and Corporate Governance Committee, as well as on the board of Innerworkings, Inc. (former NASDAQ: INWK), a marketing execution company that was acquired in the summer of 2020, where he was a member of the Audit Committee. In addition, Dr. Zenner is a senior advisor for three enterprise and smart data technology startups (Radar, Persefoni and verseAI) and serves as a valuation, corporate finance and investment banking expert. Additionally, Dr. Zenner is a Chartered Financial Analyst. Dr. Zenner is originally from Belgium where he received an undergraduate degree in business engineering from K.U. Leuven. He then received an MBA from City University in London, U.K. and a Ph.D. in Financial Economics from Purdue University, where he was a Fulbright Scholar.

Relevant Skills and Qualifications:

✔ Technology / Software Industry

✔ Audit Committee Financial Expert

✔ Investment Banking

✔ Capital Structure

✔ Business Configuration

✔ Capital Allocation

✔ M&A Strategy

✔ Public Company Board Experience

Dr. Zenner has extensive finance, investment banking, capital markets, mergers and acquisitions and capital allocation experience, having advised many global corporations on these issues. He provides our Board with deep insights into the Company’s capital structure, business configuration, capital allocation and mergers and acquisitions strategy. He is also an experienced director at public and private companies.

Additional Information

While our Board does not contemplate that any of our Board’s Nominees will not be able to serve as directors, if unforeseen circumstances (for example, death or disability) make it necessary for our Board to substitute another person for any of our Board’s Nominees, the persons listed in the enclosed proxy will vote your proxy, if properly executed and returned and unrevoked, for such other person or persons, or our Board may, in its discretion, reduce the number of directors to be elected.

Vote Required

Directors will be elected by a plurality of votes cast, meaning that the nine nominees receiving the most votes “FOR” their election will be elected to our Board. Abstentions and withhold votes have no effect on the outcome of the election of directors. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal.

Our Board unanimously recommends voting “FOR” the election of each of our Board’s Nominees on the enclosed BLUE proxy card.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

What You Are Being Asked to Approve

We hold advisory (non-binding) votes on the compensation of our NEOs, which are commonly referred to as “say-on-pay” votes, at every annual meeting of stockholders. Our Board values the opinions of our stockholders and believes an annual advisory (non-binding) vote allows our stockholders to provide us with their input on our executive compensation program. We conducted an advisory vote on the frequency of the say-on-pay vote at our 2020 annual meeting of stockholders. Following the recommendation of our stockholders, we will continue to hold our say-on-pay vote on an annual basis. We received very strong approval of our say-on-pay vote at our 2020 annual meeting of stockholders, with 91.3% of our stockholders who voted at the meeting voting for the approval of our compensation framework for our NEOs.

Pursuant to Section 14A(a)(1) of the Exchange Act, we are asking you to approve, on an advisory (non-binding) basis, our NEO compensation for 2020, as disclosed in the “Compensation Discussion and Analysis” section beginning on page 61 and the accompanying compensation tables and related narrative discussion. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation philosophy, policies and practices described in this Proxy Statement. The next stockholder advisory vote to approve executive compensation will be held at our 2022 Annual Meeting.

Our Compensation ProgramS

We believe that our NEO compensation programs described throughout the “Compensation Discussion and Analysis” section on page 61 of this Proxy Statement are aligned with our strategic objectives and address evolving concerns in the very competitive technology industry. Most importantly, we believe that our executive compensation programs appropriately link pay to performance and are well aligned with the long-term interests of our stockholders.

Resolution for Advisory Vote to Approve Executive Compensation

Our Board and its committees value the opinions of our stockholders and will carefully consider the voting results when evaluating our executive compensation programs. However, because this vote is advisory, it is not binding on our Board or its committees. Our Board recommends that our stockholders vote “FOR” the following non-binding resolution at the Annual Meeting:

RESOLVED, that the compensation of the named executive officers of OneSpan Inc., as disclosed in the proxy statement for the 2021 annual meeting of stockholders pursuant to Item 402 of Regulation S-K (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion), is hereby APPROVED on an advisory basis.

Vote Required

The affirmative vote of a majority of shares of our Common Stock present by means of remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. An abstention has the same effect as a vote against this proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal.

Our Board unanimously recommends voting “FOR” the approval, on an advisory (non-binding basis) of our NEO Compensation on the enclosed BLUE proxy card.

PROPOSAL 3

ADVISORY VOTE ON RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed KPMG as the independent registered public accounting firm for the fiscal year ending December 31, 2021. Stockholder ratification of the appointment of KPMG is not required by our By-laws or other applicable legal requirements. However, our Board considers it desirable for stockholders to pass upon the selection of auditors as a matter of good corporate practice. We are submitting this proposal to our stockholders on an advisory (non-binding) basis, and the outcome of the vote will not be binding on the Company.

If our stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

KPMG served as our independent registered public accounting firm for the fiscal year ended December 31, 2020 and has acted as independent registered public accounting firm for the Company since 1996. Representatives of KPMG are expected to be present at the Annual Meeting, and such representatives will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of shares of our Common Stock present by means of remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposal. An abstention has the same effect as a vote against this proposal. Broker discretionary voting is not permitted if Legion delivers its proxy materials to your broker, bank or other nominee on your behalf. If Legion does not deliver its proxy materials to your broker, bank or other nominee on your behalf, your broker, bank or other nominee will be able to vote your shares with respect to this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Our Board and the Audit Committee unanimously recommend voting “FOR” the ratification, on an advisory (non-binding) basis, of the appointment of KPMG LLP as our independent registered public accounting firm for 2021 on the enclosed BLUE proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS, DIRECTORS AND MANAGEMENT

The table below sets forth certain information with respect to the beneficial ownership of our Common Stock, as of April 5, 2021, unless otherwise indicated, for (i) each person or entity known by us to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and our Board’s Nominees, (iii) each of our NEOs and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated below, and subject to applicable community property laws, we believe based on the information provided to us that each beneficial owner has sole voting and investment power with respect to all shares of our Common Stock listed below. Unless otherwise indicated, the address of each beneficial owner in the table below is c/o OneSpan Inc., 121 West Wacker Drive, 20th Floor, Chicago, Illinois 60601.

	Amount and Nature of
	Beneficial
Name and Address of Beneficial Owner	Ownership (1)		Percent of Class
5% Stockholders
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	5,161,649	(2)	12.8%
T. Kendall Hunt 110 N. Wacker Drive, Mail Code: IL 4-110-17-00, Chicago, IL 60606	4,530,626	(3)	11.3%
Legion Partners Asset Management, LLC 12121 Wilshire Boulevard, Suite 1240, Los Angeles, CA 90025	2,790,121	(4)	6.9%
The Vanguard Group 100 Vanguard Boulevard. Malvern, PA 19355	2,257,488	(5)	5.6%
Legal & General Investment Management Limited One Coleman Street, London, EC2R 5AA, UK	2,044,108	(6)	5.1%
Directors and Our Board’s Nominees (Excluding Named Executive Officers)
Marc D. Boroditsky	12,385		*
Garry L. Capers	—		*
Michael P. Cullinane	197,308		*
John N. Fox, Jr.	116,808		*
Jean Holley	121,023		*
Marianne Johnson	6,726		*
Matthew Moog	60,614		*
Alfred Nietzel	—
Marc Zenner	19,385		*
Named Executive Officers
Scott M. Clements	174,956		*
Mark S. Hoyt(7)	96,283		*
All Executive Officers and Directors as a group (12 persons)	831,407		2.1%

*	Ownership is less than 1% of the outstanding shares of our Common Stock.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by such person that are currently exercisable or will become exercisable within 60 days after April 5, 2021, if any, or RSUs held by such person that vest within 60 days of April 5, 2021, if any, are deemed to be beneficially owned and outstanding for purposes of calculating such person’s beneficial ownership but are not deemed outstanding for purposes of computing the percentage ownership of any other person. None of Mr. Hunt, the members of our Board or our NEOs own any options exercisable within 60 days after April 5, 2021 or any RSUs that vest within 60 days after April 5, 2021. As of April 5, 2021, there were 40,232,841 shares of Common Stock outstanding.

(2)	Based solely on information contained in a Schedule 13G/A filed on January 27, 2021 by BlackRock, Inc. (“BlackRock”), providing information with respect to its beneficial ownership as of December 31, 2020. BlackRock reported it had sole voting power as to 5,108,371 shares, shared voting power over no shares and sole dispositive power as to 5,161,649 shares.
(3)	Includes 467,013 shares held in the Barbara J. Hunt Marital Trust. Also includes 161,255 shares held by Mr. Hunt’s spouse as to which Mr. Hunt disclaims beneficial ownership.
(4)	Based on a Schedule 13D/A filed on April 14, 2021 by Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners Offshore I SP I, a segregated portfolio company of Legion Partners Offshore Opportunities SPC I (“Legion Partners Offshore I”), a company organized under the laws of the Cayman Islands, Legion Partners, LLC, a Delaware limited liability company that serves as the general partner of each of Legion Partners I and Legion Partners II (“Legion Partners GP”), LPAM, LPH, Christopher S. Kiper, Raymond T. White, Michael J. McConnell, Sarika Garg, Sagar Gupta and Rinki Sethi providing information with respect to their beneficial ownership as of April 13, 2021. Legion Partners I reported shared voting power and shared dispositive power as to 2,168,979 shares, and sole voting power and sole dispositive power as to no shares; Legion Partners II reported shared voting power and shared dispositive power as to 122,149 shares, and sole voting power and sole dispositive power as to no shares; Legion Partners Offshore I reported shared voting power and shared dispositive power as to 484,518 shares, and sole voting power and sole dispositive power as to no shares; Legion Partners GP reported shared voting power and shared dispositive power as to 2,291,128 shares, and sole voting power and sole dispositive power as to no shares; LPAM, which serves as the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners Offshore I, reported shared voting power and shared dispositive power as to 2,775,646 shares, and sole voting power and sole dispositive power as to no shares; LPH, which serves as the sole member of each of LPAM and Legion Partners GP, reported shared voting power and shared dispositive power as to 2,775,846 shares, and sole voting power and sole dispositive power as to no shares; each of Mr. Kiper, who serves as a managing director of LPAM and a managing member of LPH, and Mr. White, who serves as a managing director of LPAM and a managing member of LPH, each reported shared voting power and shared dispositive power as to 2,775,846 shares, and sole voting power and sole dispositive power as to no shares; Mr. McConnell, as a nominee for election to the Board, reported sole voting power and sole dispositive power as to 6,000 shares, and shared voting power and shared dispositive power as to no shares; Ms. Garg, as a nominee for election to the Board, reported sole voting power and sole dispositive power as to 8,275 shares, and shared voting power and shared dispositive power as to no shares; Mr. Gupta and Ms. Sethi, each as a nominee for election the Board, reported shared voting power, shared dispositive power, sole voting power and sole dispositive power as to no shares. The address of the principal office of each of Legion Partners I, Legion Partners II, Legion Partners GP, LPAM, LPH and Messrs. Gupta, Kiper and White is 12121 Wilshire Blvd, Suite 1240, Los Angeles, CA 90025. The principal office of Legion Partners Offshore I is Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands. The principal business address of Ms. Garg is 960 Crooked Creek Dr., Los Altos, CA 94024. The principal business address of Mr. McConnell is 2031 Tondolea Lane, La Canada, CA 91011. The principal business address of Ms. Sethi is 1355 Market Street, San Francisco, CA 94103.
(5)	Based solely on a Schedule 13G/A filed on February 10, 2021 by The Vanguard Group (“Vanguard”), providing information with respect to its beneficial ownership as of December 31, 2020. Vanguard reported that it had sole voting power as to no shares, shared voting power as to 76,297 shares, sole dispositive power as to 2,153,846 shares and shared dispositive power as to 103,642 shares.
(6)	Based solely on a Schedule 13G filed on February 11, 2021, by Legal & General Investment Management Limited (“Legal & General”), providing information with respect to its beneficial ownership as of December 31, 2020. Legal & General is a discretionary investment manager authorized and regulated by the UK financial conduct authority. GO UCITS ETF Solutions Plc (the “GO Company”) is organized as an open-ended investment company with variable capital structured as an umbrella fund and comprised of separate sub-funds. GO ETF Solutions LLP (“GO LLP”) has been appointed as the investment manager for each of such finds. Each of Legal & General, GO Company and GO LLP reported that it had shared voting power as to 2,044,108 shares, shared dispositive power as to no shares and sole voting power as to no shares. Legal & General and GO Company each reported that it had sole dispositive power as to no shares, and GO LLP disclosed that it had sole dispositive power over 2,044,188 shares. The address of the principal office of Legal & General and GO LLP is One Coleman Street, London, EC2R 5AA, and the address of the principal office of GO Company is 2 Grand Canal Square, Dublin 2, Ireland.
(7)	On April 21, 2021, Mr. Hoyt notified the Company that he will be leaving the Company to become the Chief Financial Officer at a private company. Mr. Hoyt has indicated that he will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company through early June 2021.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and beneficial owners of more than 10% of the outstanding shares of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms or written representations that no reports under Section 16(a) were required, we believe that, for the year ended December 31, 2020, all of the Company’s directors, executive officers and greater than 10% beneficial owners complied with Section 16(a) filing requirements applicable to them, except for the following: (i) each of Messrs. Moog and Fox and Ms. Holley had one report related to the annual vesting of deferred RSUs (as defined below) on February 1, 2020 that was inadvertently filed late on February 6, 2020; (ii) each of Messrs. Clements and Hoyt had one report related to the annual vesting of PSUs (as defined below) on March 31, 2020 that was inadvertently filed late on April 22, 2020; (iii) Mr. Hunt had one report related to the sale of securities on May 5, 2020 that was inadvertently filed late on May 14, 2020, and two transactions related to the charitable donations of securities on September 24, 2020 and October 15, 2020 that were inadvertently filed late in a Form 5 for the year ended December 31, 2020 on April 9, 2021; and (iv) Dr. Zenner had one report related to the annual vesting of deferred RSUs on June 12, 2020 that was inadvertently filed late on June 17, 2020. All late filings were the result of administrative errors.

Equity Compensation Plan Information

The following table sets forth information regarding shares of our Common Stock that may be issued under our equity compensation plans as of December 31, 2020.

(c) Number of
securities
	(a)	(b)	remaining
	Number of	Weighted	available for future
	securities to be	average exercise	issuance under
	issued upon	price of	equity
	exercise of	outstanding	compensation
	outstanding	options,	plans (excluding
	options, warrants	warrants	securities reflected
Plan Category	and rights	and rights(1)	in column (a))
Equity compensation plans approved by security holders(2)	1,008,298(3)	$—	3,110,990
Equity compensation plans not approved by security holders	not applicable	not applicable	not applicable
Total	1,008,298	$—	3,110,990
(1)	RSUs and PSUs do not have an exercise price, and the Company does not have any outstanding options.
(2)	The Company has one active incentive plan that have been approved by our stockholders, the OneSpan Inc. 2019 Omnibus Incentive Plan (the “2019 Omnibus Incentive Plan”). As of December 31, 2020, we also had outstanding equity awards that may be settled for shares of our Common Stock under another plan approved by our stockholders, the VASCO Data Security International, Inc. 2009 Equity Incentive Plan. Pursuant to the 2019 Omnibus Incentive Plan, shares of our Common Stock that are subject to outstanding awards under the 2009 Plan that subsequently are cancelled, forfeited, lapsed or are otherwise terminated or settled without a distribution of shares become available for awards under the 2019 Omnibus Incentive Plan.
(3)	Comprised of 546,814 shares of our Common Stock subject to outstanding RSU awards and 461,484 shares of our Common Stock subject to outstanding PSU awards. The number of shares of our Common Stock subject to outstanding PSU awards reflects the target amount awarded for awards outstanding as of December 31, 2020.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s financial statements and the financial reporting process, including internal controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and the applicable requirements of the Securities and Exchange Commission (the “SEC”) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee held discussions with management and KPMG LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and KPMG LLP. The Audit Committee discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. These matters included a discussion of KPMG LLP’s judgments about the quality (not just the acceptability) of the Company’s accounting principles as applied to financial reporting and their evaluation of the Company’s internal control over financial reporting.

The Audit Committee also received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. The Audit Committee further considered whether the provision by KPMG LLP of the non-audit services described below is compatible with maintaining the independent registered public accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and KPMG LLP and the Audit Committee’s review of the representation of management and the disclosures by KPMG LLP to the Audit Committee, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Respectfully submitted,

Alfred Nietzel (Chair)

Michael P. Cullinane

Jean K. Holley

Marianne Johnson

Marc Zenner

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR 2020 AND 2019

The Audit Committee has implemented policies and procedures for the pre-approval of all audit, audit-related, tax and permitted non-audit services rendered by KPMG, our independent registered public accounting firm. Those policies and procedures include a review of the independent registered public accounting firm’s audit plan and fee schedule for the period under review. If such audit plan and fee schedule are approved by the Audit Committee, the independent registered public accounting firm provides an engagement letter in advance of the start of the audit work to the Audit Committee outlining the scope of the audit and related audit fees. Our senior management also recommends, from time to time, to the Audit Committee that it approve non-audit services that would be provided by the independent registered public accounting firm. Our senior management and the independent registered public accounting firm then each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating the cost of the non-audit services, is provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services. The Audit Committee is informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process. The Audit Committee has also delegated to its Chair the authority to pre-approve KPMG permissible non-audit services, with the Chair of the Audit Committee and KPMG required to summarize any such approvals at the subsequent Audit Committee meeting.

The following sets forth the amount of fees paid to our independent registered public accounting firm, KPMG, for services rendered in 2020 and 2019:

	2020	2019
Audit Fees	$2,349,590	$1,951,017
Tax Fees	23,277	2,611
Audit-Related Fees	—	43,420
All Other Fees	66,000	85,085
TOTAL	$2,438,867	$2,082,133

Audit Fees. For 2020 and 2019, audit fees consisted of fees billed for the audit of the Company’s annual consolidated financial statements, the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

Tax Fees. For 2020 and 2019, tax fees consist of fees for permissible foreign subsidiary tax compliance services and permissible tax consulting services in the U.S.

Audit-Related Fees. For 2019, fees for audit-related services primarily consisted of fees for services rendered that reasonably related to the performance of the audit or review of our financial statements and fees related to assistance with registration statements filed with the SEC.

All Other Fees. For 2020 and 2019, other fees billed by KPMG were fees associated with the performance of permissible attestation services.

It is currently the policy of the Audit Committee to pre-approve all audit services rendered by KPMG, and the Chair of the Audit Committee has been delegated the authority to pre-approve permissible non-audit services rendered by KPMG. The Audit Committee is authorized by its charter to review and pre-approve the audit plan and all other audit and permitted non-audit services and related fees or other compensation to be paid to KPMG. The Audit Committee, including through authority delegated to the Chair, has pre-approved all of the above fees for both 2020 and 2019.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Executive Officers

Executive officers are elected annually by our Board, to hold office until their successors are elected and qualified or until their earlier resignation or removal.

Scott M. Clements
President, Chief Executive Officer and Director
Mr. Clements has served as OneSpan’s President and CEO and as a member of our Board since July 2017. See “Proposal 1—Election of Directors” beginning on page 42 for a discussion of his experience and qualifications.

Mark S. Hoyt*
Executive Vice President, Chief Financial Officer and Treasurer
In November 2015, our Board appointed Mr. Hoyt to the positions of Chief Financial Officer (“CFO”) and Treasurer. In March 2018, our Board also appointed Mr. Hoyt to the position of Executive Vice President. Prior to joining the Company, Mr. Hoyt was the Chief Financial Officer of operations in Europe, Middle East and Africa for Groupon, Inc. (NASDAQ: GRPN), an e-commerce marketplace connecting subscribers with local merchants, and was based in Switzerland from 2012 to 2015, and from 2010 to 2012, he was Vice President of International Financial Operations of Groupon, Inc. and was based in Chicago. Mr. Hoyt is a CPA and began his career at accounting firm PricewaterhouseCoopers, followed by international positions at Motorola, Inc. (NYSE: MSI), a telecommunications company, and CareerBuilder, Inc., a provider of labor market intelligence, talent management software and other recruitment solutions. Mr. Hoyt holds an MBA from the University of Chicago Booth School of Business and a BS in Accountancy from Miami University. Mr. Hoyt is 53 years old.

Steven R. Worth
General Counsel, Chief Compliance Officer and Corporate Secretary
Steven R. Worth has been OneSpan’s General Counsel, Chief Compliance Officer and Corporate Secretary since 2016. He has executive responsibility for corporate information security, legal, compliance and intellectual property matters. Mr. Worth brings more than 25 years of experience across software, technology, consulting and legal industries. Prior to joining OneSpan, he was an Executive Vice President at SilkRoad Inc., a cloud-based provider of human capital management software, from 2011 to 2016. Prior to that, Mr. Worth served as Vice President, General Counsel and Corporate Secretary of Diamond Management and Technology Consultants (formerly NASDAQ: DTPI), an international publicly-traded technology services firm, from 2005 to 2010. Before his corporate roles, Mr. Worth practiced law with a large international firm. He holds an MBA and JD from the University of Wisconsin-Madison, and he has a BS in Industrial and Labor Relations from Cornell University. Mr. Worth is 51 years old.

* On April 21, 2021, Mr. Hoyt notified the Company that he will be leaving the Company to become the Chief Financial Officer at a private company. Mr. Hoyt has indicated that he will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company through early June 2021.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee has reviewed and discussed with management the section of this Proxy Statement entitled “Compensation Discussion and Analysis,” and, based on such review and discussion, the Management Development and Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Respectfully submitted,

John N. Fox, Jr. (Chair)

Marc Boroditsky

Michael P. Cullinane

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the material components of 2020 compensation and discusses the compensation decisions for our NEOs listed in the “2020 Summary Compensation Table.” As of December 31, 2020, we had two executive officers of the Company, and, accordingly, each executive officer is an NEO under applicable SEC executive compensation disclosure rules. The 2020 NEOs are as follows:

●	President and Chief Executive Officer—Scott M. Clements; and

●	Executive Vice President, Treasurer and Chief Financial Officer—Mark S. Hoyt.*

* On April 21, 2021, Mr. Hoyt notified the Company that he will be leaving the Company to become the Chief Financial Officer at a private company. Mr. Hoyt has indicated that he will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company through early June 2021. Under the circumstances of Mr. Hoyt’s departure, he is not entitled to severance benefits or any accelerated vesting of equity awards upon his separation.

Executive Summary

Our Company Evolution

Over the last several years, we have been actively engaged in driving an evolution of the Company across multiple dimensions. For over 20 years prior to this, the Company derived the vast majority of its revenue from the sale of hardware authentication tokens and associated services. Hardware revenue now comprises less than half of our total revenue, and we expect continued growth of software sales to accelerate this evolution. The Board also tasked management with building the underlying organization, talent, tools and processes to transition into a software company as well as develop new software solutions. Some specific goals for 2020 included:

●	Continued software and services revenue growth;

●	Adjusted Annual Contract Value (“AACV”) from software and services growth (as defined below);

●	Adjusted EBITDA growth (as defined below);

●	Executing on certain strategic and human capital objectives, such as improving employee engagement and ensuring the health and safety of our employees during the global pandemic; and

●	Focusing the Company on annual recurring revenue (“ARR”) and other software company performance metrics internally while also expanding external disclosure to investors as the Company’s transition continues. “ARR” is defined as the annualized value of our customer recurring contracts with a term of at least one-year, as of the measuring date. These include subscription, term-based license, and maintenance contracts and exclude one-time fees. To the extent that we are negotiating a renewal with a customer after the expiration of a recurring contract, we continue to include that revenue in ARR if we are actively in discussion with the customer for a new recurring contract or renewal, or until such customer notifies us that it is not renewing its recurring contract.

We believe that these goals reflect a fundamental evolution of the Company that is underway. We have experienced a transition across numerous parameters. We believe the following revenue metrics demonstrate the magnitude of this evolution:

	2015	2018	2021 (estimated)
Hardware revenue (as a percentage of total revenue)	78%	50%	38%
Non-hardware revenue (as a percentage of total revenue)	22%	50%	62%
Recurring software and services revenue (as a percentage of total software and services revenue)	<50%	<60%	76%

In addition to the above revenue metrics, as our transition has progressed and also based on feedback from investors, we disclosed additional financial metrics for 2020 (e.g., ARR and dollar-based net expansion (“DBNE”)). For the year, we achieved 29% growth in ARR; over 50% growth in the subscriptions and term licenses components of ARR; and a DBNE rate of 120% (the year-over-year growth in ARR from the same set of customers at the end of the prior year period).

Although our hardware authentication device sales have been declining over time as we transition to a software and services-driven company, hardware still plays an important role in our delivery of an advanced authentication solution. Our DIGIPASS® devices are today an important backup and/or alternative for situations or business use cases where smart phone solutions (such as apps or text messages) are not possible or preferred due to the specific needs of the customer. This can be related to the customer’s end users, needed functionalities or security requirements. Among our global banking customers using our advanced authentication solutions, a large portion of them purchase both our mobile authentication products as well as our DIGIPASS® hardware products.

Guide to Compensation Discussion & Analysis

Our 2020 Performance

Company Financial Results

●	Our revenue declined 37% during 2020 following 20% growth in 2019 and 10% growth in 2018.

●	For the full year 2020, our net loss was $5.5 million and Adjusted EBITDA(1) was $14.2 million.

●	Hardware revenue declined 36% and software and services revenue grew 18% in 2020.

Key Metrics Under Incentive Programs for 2020

●	AACV(2) was $42.9 million compared to a target of $55 million.

●	Software and services revenue was $133.8 million compared to a target of $145 million.

●	Adjusted EBITDA(1) was $14.2 compared to a target of $26.0 million.

(1)	Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization, long-term incentive compensation and certain non-recurring items, including acquisition-related costs, lease exit costs, rebranding costs and accruals for legal contingencies. For a reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure, see Annex A to this Proxy Statement.

(2)	AACV is defined as the annual value of a subscription or term license and one-fifth of a perpetual license.

Company Strategic Results

Consistent with our pay-performance philosophy, the Management Development and Compensation Committee chose to focus primarily on quantitative goals for setting long-term compensation and annual bonus targets in 2020. Performance against qualitative goals was also considered generally and with respect to setting 2020 compensation amounts, including a 10% allocation of the annual bonus to qualitative strategic goals. The qualitative strategic goals for 2020 initially related to employee engagement. Due to the impact of the pandemic on Company performance, in October 2020, the Management Development and Compensation Committee incorporated an additional qualitative performance goal relating to pandemic responsiveness as a strategic component of the annual bonus program.

Summary 2020 Compensation Results

The annual cash bonus opportunity for the NEOs for 2020 was based on the achievement of one-year targets: 90% financial targets and 10% strategic targets. Our financial results for 2020 fell short of the performance targets established by the Management Development and Compensation Committee at the beginning of 2020 for annual cash bonuses. For long-term performance-based equity incentive compensation, which was measured over a three-year performance period from 2018 to 2020, management achieved 97% of the performance targets. As a result, our NEOs received a cash bonus for 2020 at 49% of the target amount (after a discretionary adjustment by the Management Development and Compensation Committee, as described below) and earned their 2018-2020 performance-based equity awards at 97% of the target award. For 2020, as in 2019, long-term incentive awards were solely equity-based, with 60% vesting based on the achievement of three-year financial targets and 40% subject to time-based vesting conditions. If the three-year targets are achieved, the performance-based restricted stock units (“PSUs”) will cliff vest after the close of 2022. Time-based restricted stock units (“RSUs”) vest semi-annually over four years, subject to the NEO’s continued employment through the applicable payment date. The “2020 Summary Compensation Table” reflects the total compensation, calculated in accordance with SEC executive compensation disclosure rules, consisting of earned salary and cash bonuses and the grant date fair value of the 2020 – 2022 PSUs and 2020 RSUs for our NEOs for 2020.

Say-on-Pay Results

In its compensation review process, the Management Development and Compensation Committee considers whether the Company’s executive compensation program is aligned with the interests of the Company’s stockholders, and we engage with investors on a regular basis to understand the topics that matter most to them, including corporate governance and executive compensation. As part of that review, the Compensation Committee considered the approval by 91.3% of the votes cast for the Company’s say-on-pay vote at our 2020 annual meeting of stockholders. The Management Development and Compensation Committee determined that the Company’s executive compensation philosophies and objectives and compensation elements continued to be appropriate and did not make any changes to the Company’s executive compensation program in response to the 2020 say-on-pay vote.

Compensation Overview and Approach

We operate in the very competitive global technology industry, specializing in cybersecurity, fraud management, eSignature and related hardware and software solutions, which are subject to constant change and require market-leading innovation and management. To succeed in this environment, OneSpan is required to attract, motivate, reward and retain highly talented and experienced executives and key employees.

Accordingly, the Management Development and Compensation Committee is guided by the following principles:

●	Compensation should be based on the level of job responsibility, individual performance and Company performance. The greater the level of responsibility, the greater the proportion of compensation that should be linked to Company performance and stockholder returns, because of a greater ability to affect Company results.

●	Compensation should be aligned with the value of the job in the marketplace and should be designed to allow OneSpan to attract, motivate and retain the caliber of executive talent that we require to succeed in our industry.

●	Compensation should reward performance, both annual and long-term. Accordingly, the Management Development and Compensation Committee believes that a substantial portion of an executive officer’s compensation should be subject to achieving measurable performance criteria that are linked directly to the Company’s strategy and to stockholder value and that a substantial portion of that performance-based compensation should be paid in the form of equity.

●	Exceptional performance, both for the individual and for OneSpan, should be rewarded with a high level of performance-based compensation; likewise, when performance fails to meet expectations or lags benchmarks set by the Management Development and Compensation Committee, the result should be compensation at a lower level.

●	Performance-based compensation should be based on measures that are simple to understand and that are directly tied to the Company’s long-term strategies and operational goals.

●	The objectives of pay-for-performance must be balanced with retention of key employees whose knowledge and experience are important to our long-term strategies and success. Even in periods of temporary downturns in Company performance or during periods of transition, the level of compensation should support our ability to motivate and retain our NEOs and the execution of our long-term strategies.

We use compensation data for a peer group of companies as one of several inputs and, specifically, as a reasonableness standard in determining the types and amounts of compensation we believe are appropriate for our NEOs. We do not target a percentile range within the peer group. The total targeted compensation of our CEO and CFO were near the median of the peer group for 2020.

We believe that our approach to setting targets with multiple performance measurement metrics assists in mitigating excessive risk-taking that could harm OneSpan’s value or reward poor judgment by our executives. We have allocated compensation among base salary and short- and long-term compensation opportunities in such a way as to not encourage excessive risk-taking, but to reward meeting strategic Company goals that we believe support stockholder value creation over time. In addition, we believe that the mix of equity awards granted under our long-term incentive program, which includes awards with multi-year vesting, as well as the significant equity holdings of our NEOs, also mitigates against risk that would not be justified by a longer-term investment horizon.

We do not consider the realized value of past awards when determining current compensation. Rather, our focus in setting compensation is to provide equity compensation that we consider to be reasonable and competitive.

What We Do

●	Reward performance, both annual and long-term, through incentive compensation.

●	Balance between short-term and long-term compensation to discourage short-term risk taking at the expense of long-term results.

●	Utilize performance-based equity to align the long-term interests of our NEOs with those of our stockholders.

●	Encourage significant stock holdings by NEOs.

●	Have clawbacks under plans and grant agreements.

●	Provide for multi-year vesting of equity awards.

●	Require a double trigger for change of control payments.

●	Retain an independent external consultant to assist our Management Development and Compensation Committee from time to time.

What We Do Not Do

●	No excessive perquisites for our NEOs.

●	No special executive retirement programs that are specific to our NEOs.

●	No hedging transactions or short sales allowed for NEOs, directors or employees.

●	No pledging, buying put or call options, or otherwise allowing our NEOs or directors to engage in speculative transactions with respect to our stock.

●	No tax gross-ups on severance payments.

The Management Development and Compensation Committee’s Processes and Practices

The Management Development and Compensation Committee of our Board makes all determinations regarding the compensation of our NEOs, including the evaluation and approval of compensation plans, policies and programs offered to our NEOs. Under its charter, the Management Development and Compensation Committee has the authority to engage its own independent advisor to assist in carrying out its responsibilities.

The Management Development and Compensation Committee designed 2020 total compensation potential for our NEOs based largely on at-risk incentive compensation. Compensation is designed to create incentives for strong financial and operational performance and for the long-term growth and value of the Company, thereby closely aligning the interests of management with the interests of our stockholders.

The majority of our NEOs’ 2020 target compensation was at-risk in the form of a performance-based cash bonus, PSUs and RSUs. Performance targets for the 2020 annual cash bonus were based on OneSpan’s annual budget, and performance targets for the PSUs were based on three-year financial forecasts. Failure to meet the targets would result in reduced or no payment of a cash bonus, and no issuance of shares with respect to the PSUs. Overachievement of targets would result in the payment of cash or the issuance of stock above the targeted amounts, subject to maximum payout caps. In addition, RSU awards are considered at-risk as the value of such awards fluctuates based on the performance of our stock price.

Consideration of Company and Industry Performance

The Management Development and Compensation Committee took into account the Company’s performance during 2020, its 2020 budget and long-term strategy as well as information about our peer group in its compensation decisions, as described below:

●	Assessment of OneSpan’s Performance. In 2020, we provided incentive compensation designed to compensate the NEOs based on the performance of OneSpan’s business. Our annual cash bonus targets were based on AACV, software and services revenue and Adjusted EBITDA (weighted 30%, 40% and 20%, respectively). Of the total long-term equity incentive component, 60% was delivered in the form of PSUs and the remaining 40% was granted as time-based RSUs vesting over four years. For the PSUs, we used targets for total revenue (50% weighting), Adjusted EBITDA (25% weighting) and total stockholder return (“TSR”) (25% weighting). The RSUs are designed to support stockholder value creation as the value of the award fluctuates based on our stock price performance.

●	Annual Performance Goals and Annual Assessments of Individual Performance. During February of each year, each of the NEOs proposes, for consideration by the Management Development and Compensation Committee, annual goals (both individual and Company objectives) to be accomplished in the year. These goals are aligned with key Company strategic initiatives and the financial plan for the year. The proposed goals of each NEO, other than our CEO, are reviewed and discussed by the individual and our CEO before they are presented to the Management Development and Compensation Committee. The Management Development and Compensation Committee may solicit input from our NEOs regarding goal setting and their performance if it believes such input to be appropriate and helpful to its review and decisions. The Management Development and Compensation Committee often seeks further input from our CEO in establishing the annual performance goals for other NEOs. The proposed annual goals are reviewed, adjusted as the Management Development and Compensation Committee considers appropriate and approved by the Management Development and Compensation Committee. Progress is reviewed during the “performance year,” including a year-end performance review. The conclusions that result from the year-end review are used as one of the factors considered in determining an executive’s base salary for the following year.

Peer Analysis

In making compensation decisions, as one of several inputs, the Management Development and Compensation Committee reviews targeted total compensation for our NEOs against the total compensation paid by a peer group of publicly traded technology companies. This peer group, which is reviewed and updated by the Management Development and Compensation Committee annually, consists of companies viewed as competitors for customers, talent and stockholder investment. For 2020, the Management Development and Compensation Committee engaged its independent compensation consultant, Pay Governance LLC (“Pay Governance”), to conduct an extensive review of the compensation peer group. Based on this review, the Management Development and Compensation Committee determined that it was appropriate to modify the composition of the peer group in order to align the peer group with the Company’s business, revenue, market capitalization, growth rate and earnings power. Accordingly, the compensation peer group was updated to include A10 Networks, Inc., Cerence Inc., Digital Turbine, Inc., Forescout Technologies, Inc., SailPoint Technologies Inc., Tenable Holdings, MobileIron, Inc. and Zix Corporation and to remove Barracuda Networks, Inc., Callidus Software Inc., Carbonite, Inc., CPI Card Group Inc., FireEye, Inc., Gigamon Inc., Imperva, Inc., Proofpoint, Inc. and Q2 Holdings, Inc.

There were 16 companies in the peer group reviewed by the Management Development and Compensation Committee as part of establishing 2020 compensation levels for the NEOs:

● A10 Networks, Inc. ● American Software, Inc. ● Blackline, Inc. ● Cerence Inc. ● Digital Turbine, Inc. ● Forescout Technologies, Inc. ● MobileIron, Inc. ● PROS Holding, Inc.	● QAD Inc. ● Qualys, Inc. ● Rapid7, Inc. ● SailPoint Technologies Inc. ● SecureWorks Corp ● Tenable Holdings ● Varonis Systems, Inc. ● Zix Corporation

The Management Development and Compensation Committee reviewed information regarding the salary levels, bonus amounts, targeted bonus amounts and long-term equity award levels and types for executives at the peer group companies in positions comparable to those of the Company’s NEOs. The data reviewed was derived from information in publicly available proxy filings in 2019 regarding compensation paid by the peer group companies in 2018 (2019 compensation data was utilized to the extent available at the time of the Management Development and Compensation Committee’s review in late 2019 and early 2020).

Although the Management Development and Compensation Committee reviews the compensation practices of the companies in the peer group, the Management Development and Compensation Committee does not adhere to strict targets or formulas to determine the mix or absolute value of compensation components. Instead, the Management Development and Compensation Committee considers various factors in exercising its discretion to determine compensation for our NEOs, including the experience, responsibilities and performance of each NEO, as well as the Company’s overall financial and competitive performance. The Management Development and Compensation Committee believes that this flexibility is particularly important in designing compensation arrangements to attract and retain executives in a highly competitive and rapidly changing market.

Role of the Independent Consultant. The Management Development and Compensation Committee retains an independent consulting firm from time to time as the Management Development and Compensation Committee determines is appropriate. The Management Development and Compensation Committee’s charter requires the Management Development and Compensation Committee to assess various independence factors to better understand the level of independence of the consulting firm. The Management Development and Compensation Committee engaged Pay Governance to advise on 2020 compensation matters. Specifically, with respect to 2020, Pay Governance provided services related to the review of 2020 compensation adjustments, including a review of peer group compensation data, long-term equity incentive awards, the setting of performance goals, support regarding the evaluation of the impact of COVID-19 on our compensation programs, our compensation peer group and assistance with this CD&A. Pay Governance interacts with management as directed by the Management Development and Compensation Committee, but the firm does not perform any other services for the Company. The Management Development and Compensation Committee reviewed the independence of Pay Governance under Nasdaq and SEC rules and concluded that the work of Pay Governance has not raised any conflict of interest.

Role of Management. The Management Development and Compensation Committee makes all determinations regarding the compensation of the NEOs. The officers are asked to propose goals for the incentive programs for consideration by the Management Development and Compensation Committee. However, they are subject to approval and modification by the Management Development and Compensation Committee. Our CEO evaluates the performance of the CFO and other key employees of the Company as part of the interim progress reviews during the year and as part of the year-end performance review. The Management Development and Compensation Committee considers the CEO’s evaluations and recommendations in setting compensation levels for the CFO. The Management Development and Compensation Committee may solicit input from our NEOs regarding goal setting and their performance if it believes such input to be appropriate and helpful to its review and decisions. The Management Development and Compensation Committee reviews the CEO’s performance as compared to his performance goals at the same time as the performance of the CFO is being reviewed, but without any recommendations by the CEO concerning his own performance. If it considers it appropriate to do so, the Management Development and Compensation Committee may confer with other members of management or the Committee’s compensation consultant in connection with the year-end performance reviews and the setting of compensation levels (both total compensation and individual components thereof) for the succeeding year.

Other Compensation Matters

●	Clawbacks. The Company’s equity incentive plan, standard equity grant agreements and cash incentive compensation plan provide that if the Company determines that the grantee’s “wrongful act” (as defined in each plan) was a significant contributing factor to the Company or a subsidiary having to restate all or a portion of its financial statements, the Management Development and Compensation Committee may determine that such grantee will forfeit and must repay to the Company any shares of our Common Stock, cash or other property paid in respect of any amount awarded during the period beginning on the date the financial statements requiring restatement were originally released to the public or submitted to the SEC (whichever is earlier) and ending on the date the restated financial statements are filed with the SEC.

●	Executive Stock Ownership. The Management Development and Compensation Committee reviews the stock ownership policy for OneSpan’s executives. In 2016, the Management Development and Compensation Committee adopted an executive stock ownership policy requiring executive officers to hold equity at least equal to a multiple of the current base salaries of each of the CEO and CFO of 300% and 150%, respectively, within three years of appointment. Shares of our Common Stock that have been granted but are subject to additional time-based vesting are counted toward this requirement. As of the Record Date, our NEOs were in compliance with this policy.

●	No hedging or pledging. The Company’s Officer and Director Stock Trading Policy prohibits executive officers, directors and other employees from the following trading activities in OneSpan securities: short selling; buying or selling put options, call options or other derivative securities relating to the Company; engaging in hedging transactions, such as “costless collars” and forward sale contracts for OneSpan securities; purchasing OneSpan securities on margin; borrowing against Company securities in a margin account; or pledging OneSpan securities.

●	No Excise Tax Gross-ups. The Company does not provide any excise tax gross-up for any payment to an executive officer that would be an “excess parachute payment” as defined in Section 280G of the Code.

●	No Repricing of Stock Options. Our equity plans prohibit repricing stock options or paying cash for underwater stock options.

●	Executive Management Succession Plan. During 2016, the Company formalized its approach to executive management succession planning and adopted a written policy that was approved by our Board and is periodically evaluated. The Company followed this approach as we replaced our CFO and our CEO due to retirements in the past, and the Management Development and Compensation Committee continues to oversee succession planning as part of its duties.

Elements of Compensation

The principal components of compensation for the NEOs consist of base salary, annual cash incentive compensation and long-term incentive compensation.

NEO Compensation for 2020

Compensation Element	Description	Cash	Equity
Base Salary	Fixed annual cash pay based on scope of responsibilities and individual performance	✓
Annual Cash Bonus	Variable annual cash bonus tied to achievement of designated annual targets	✓
Long-Term Incentive—40% RSUs with four-year vesting, 25% per year, semi-annually	Time-based stock program which encourages and rewards continued four-year service with the Company and long-term performance of our Common Stock		✓
Long-Term Incentive—60% PSUs with vesting at the end of the three-year performance period, if earned	Variable performance-based stock program based on achievement of three-year financial targets, which encourages and rewards continued service with the Company and long-term performance of our Common Stock		✓

Base Salary

Base salary is the fixed element of the NEOs’ annual cash compensation. The value of base salary recognizes the executive’s long-term performance, scope of responsibilities, capabilities and the market value of those capabilities. Salary increases are generally effective January 1 of each year.

In establishing the base salaries for 2020, the Management Development and Compensation Committee considered OneSpan’s peer group data, Company performance and each individual’s accomplishment of his annual personal goals that had been established for the preceding year, as well as the Management Development and Compensation Committee’s own subjective assessment of each individual’s performance. Based on the foregoing factors, the base salaries of our NEOs were as follows for 2020:

Name and Principal Position	2020 Base Salary	2019 Base Salary	Percentage Change
Scott M. Clements President and Chief Executive Officer	$ 480,000	$465,000	3.2%
Mark S. Hoyt Executive Vice President, Treasurer and Chief Financial Officer	$ 380,000	$370,000	2.7%

Annual Cash Bonus

For 2020, each of the NEOs was eligible to receive an annual cash bonus based on the Company’s achievement of annual financial metrics, for the Company as a whole, that had been established by the Management Development and Compensation Committee. The Management Development and Compensation Committee, after reviewing several inputs, including the estimated compensation for officers in comparable positions at peer group companies, established the 2020 annual cash bonus targets as follows:

	Bonus at the Target	Percentage of	Bonus
Name and Principal Position	Level	Base Salary	Actually Earned (49%)
Scott M. Clements President and Chief Executive Officer	$480,000	100%	$235,250
Mark S. Hoyt Executive Vice President, Treasurer and Chief Financial Officer	$285,000	75%	$139,650

For 2020, the Management Development and Compensation Committee determined that the annual cash bonus could be earned in whole or in part, based on the Company’s achievement of the following metrics:

Goal	Weighting
AACV Component	30%
Annual Software and Services Revenue Component	40%
Annual Adjusted EBITDA Component	20%
Strategic Objectives Component	10%

Each of the AACV target, annual software and services revenue target and annual Adjusted EBITDA target was derived from OneSpan’s operating budget for 2020 and was approved by the Management Development and Compensation Committee in February 2020, prior to the onset of the COVID-19 global pandemic and before the extent of the broad and severe impact of the COVID-19 global pandemic was known. In each case, if the NEOs were to fail to successfully execute or manage the key actions assumed in the operating budget, the target likely would not be achieved.

Adjusted Annual Contract Value Component

Thirty percent of the possible total target annual cash bonus award was based on achievement of AACV at a target of $55 million that was determined by the Management Development and Compensation Committee to be a challenging but achievable goal with strong execution against the Company’s operating plan. The Management Development and Compensation Committee established the following performance payout curve for performance at levels lower or higher than the AACV target, with a maximum payout of 200% of target if 2020 AACV was $63.0 million or more:

Performance Level (2020 AACV)	Level of Payout as a Percent of Target
Less than $47.0 million	0%
$47.0 million	50%
$55.0 million	100%
$63.0 million or higher	200%

Payment for performance between stated levels would be interpolated. In addition, the Management Development and Compensation Committee retained discretion to adjust for changes in accounting rules and extraordinary events.

In February 2021, the Management Development and Compensation Committee determined that the Company’s AACV in 2020 was $42.9 million and accordingly the minimum target with respect to this component was not achieved.

Annual Software and Services Revenue Component

Forty percent of the possible total target annual cash bonus award was based on achievement of annual software and services revenue at a target of $145.0 million. The performance goals required meaningful growth from 2019, with the target goal set at approximately 13.8% higher than the prior year’s results. The Management Development and Compensation Committee established the following payout curve for performance at levels lower or higher than the annual software and services revenue target, with a maximum payout of 200% of target if 2020 annual software and services revenue was $160.0 million or more:

Performance Level
(2020 annual software and services revenue)	Level of Payout as a Percent of Target
Less than $131.0 million	0%
$131.0 million	50%
$145.0 million	100%
$160.0 million or higher	200%

Payment for performance between stated levels would be interpolated. In addition, the Management Development and Compensation Committee retained discretion to adjust the revenue amount for changes in accounting rules and extraordinary events.

In February 2021, the Management Development and Compensation Committee reviewed the annual software and services revenue for the year ended December 31, 2020, which was $133.8 million, in excess of the threshold goal. Accordingly, the Management Development and Compensation Committee determined, for the annual software and services revenue component, that achievement was at 60% of target.

Annual Adjusted EBITDA Component

Twenty percent of the possible total target annual cash bonus award was based on achievement of annual Adjusted EBITDA at a target of $26.0 million. The target achievement level was determined based on the Company’s 2020 operating plan, including projected cash flow and expected investments for growth. The Management Development and Compensation Committee established the following payout curve for performance at levels lower or higher than the annual Adjusted EBITDA target, with a maximum payout of 200% of target if 2020 annual Adjusted EBITDA was $29.2 million or more:

Performance Level
(2020 annual Adjusted EBITDA)	Level of Payout as a Percent of Target
Less than $23.4 million	0%
$23.4 million	50%
$26.0 million	100%
$30.0 million or higher	200%

Payment for performance between stated levels would be interpolated. In addition, the Management Development and Compensation Committee retained discretion to adjust the Adjusted EBITDA amount for changes in accounting rules and extraordinary events.

In February 2021, the Management Development and Compensation Committee reviewed the annual Adjusted EBITDA for the year ended December 31, 2020, which was $14.2 million. Accordingly, the Management Development and Compensation Committee determined that the minimum target with respect to this component was not achieved.

Strategic Objectives

The strategic objectives component was derived from OneSpan’s priorities and market conditions for 2020. The discretionary strategic objectives component, with a weighting of 10%, was approved by the Management Development and Compensation Committee and initially focused on improving employee engagement. Due to the impact of the pandemic on Company performance, the Management Development and Compensation Committee incorporated an additional performance goal relating to pandemic responsiveness in October 2020. To assess performance with respect to the employee engagement metric, the Management Development and Compensation Committee reviewed changes in employee survey results from 2019 to 2020, and to assess performance with respect to the pandemic responsiveness metric, the Management Development and Compensation Committee reviewed actions taken with respect to the development and implementation of a COVID Response Team, responsiveness to stakeholder concerns related to the pandemic, maintenance of productivity levels and customer retention during the pandemic. In February 2021, the Management Development and Compensation Committee reviewed the management achievement of those objectives for the year ended December 31, 2020 and determined, for the strategic objectives component, that full achievement of the target was earned.

Final Annual Cash Bonus Decisions

When the full year achievement results were aggregated, the overall cash bonus award payout would have been 34% of target based on the results and weightings of the four measures discussed above. However, the Management Development and Compensation Committee analyzed the three financial metrics for the first half of 2020 compared to the second half of 2020, considering the impact of the COVID-19 pandemic on the Company in the second half of the year and the fact that the performance goals were established prior to the full onset of the COVID-19 pandemic. If the first half of 2020 were viewed in isolation, the achievement levels against the financial metrics would have exceeded the target bonus, while the second half of the year viewed in isolation would produce a 0% achievement. In addition, the Management Development and Compensation Committee considered its ability to adjust performance targets for the impact of extraordinary items.

Following such review, the Management Development and Compensation Committee exercised discretion to increase the payout result from 34% of target to 49% of target based on strong first half of 2020 performance, the unforeseen and extraordinary impact of the COVID-19 global pandemic and its effect on the second half of the year and the Company’s strong performance on the strategic objectives.

Long-Term Equity Compensation

Long-term incentive awards for 2020 were granted in February 2020 pursuant to our 2019 Omnibus Incentive Plan. The plan was designed to serve as a performance incentive to encourage our executives, key employees and others to acquire or increase a proprietary interest in OneSpan’s success. These incentives promote a long-term perspective that the Management Development and Compensation Committee believes is critical to the continued success of our business and are designed to align the interests of recipients with our stockholders. The Management Development and Compensation Committee believes that, over a period of time, our stock performance will, to a significant extent, be a direct result of our executives’ and key employees’ performance. The 2019 Omnibus Incentive Plan provides that awards of stock-based compensation, including RSUs and PSUs, may be granted at the discretion of the Management Development and Compensation Committee, in such amounts and subject to such conditions as the Management Development and Compensation Committee may determine in accordance with the plan.

In determining awards for 2020, the Management Development and Compensation Committee reviewed long-term incentive compensation as part of total compensation based on comparisons with the peer companies, market conditions and other factors. Based on a review of market data and the input of stockholders who requested that senior management have a larger equity stake in the Company to further align their interests with stockholders, the Management Development and Compensation Committee determined to increase the long-term compensation component of the Company’s executive compensation program as compared to 2019 and significantly increased the size of the PSU grants as a percentage of total compensation. The Management Development and Compensation Committee determined the target economic value of the long-term compensation award for each NEO as a percentage of his base salary, as follows:

●	Mr. Clements—$3,040,000 or 633% of base salary (as set at the beginning of 2020)

●	Mr. Hoyt—$1,285,000 or 338% of base salary

On the grant date, the economic value of the long-term incentive awards was converted into the equivalent number of PSUs and RSUs by dividing the target economic value by the closing price of our Common Stock on the grant date, with PSUs weighted 60% and RSUs weighted 40%. The RSUs vest based on continued service over the four-year vesting period, while the PSUs vest based on performance over a three-year performance period, as discussed further below.

The Management Development and Compensation Committee believes performance-based long-term incentives based on three-year performance measures, and four-year time-based vesting, enhances the link between the creation of stockholder value and long-term executive compensation, provides increased equity ownership by the NEOs and enables competitive levels of total compensation with an emphasis on payment for results. The Management Development and Compensation Committee believes that the mix of a performance-based award and time-based award appropriately aligned the NEOs’ interests with those of our stockholders. In addition, the multi-year performance and vesting periods are designed to mitigate risk and properly adjust for the time horizon of risk, as these awards require an individual to remain in employment with OneSpan for multiple years before an award is fully vested.

2020 - 2022 PSUs

Sixty percent of the target economic value was granted as performance-based equity dependent on three-year performance targets. The three-year PSUs will vest, if at all, based on 2020 - 2022 performance against pre-established performance goals. The Management Development and Compensation Committee established the annual targets for the three-year PSUs, which it believed, were aligned with the strategic plan and the Company’s 2020 - 2022 budget. The targets are based upon total revenue, Adjusted EBITDA and TSR. These metrics were viewed as key indicators of the Company’s success in executing against its operating plan. In recognition of the Company’s use of revenue and Adjusted EBITDA components in both the annual and long-term incentive programs, the Management Development and Compensation Committee supplemented the performance measures under the annual and long-term incentive programs with additional performance measures in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability, non-financial business imperatives and stockholder returns over both the short- and long-term horizons. These targets were designed to be challenging but achievable based on the Company’s execution against its operating plan. If the NEOs were to fail to successfully execute or manage the key actions assumed in the operating budget and the strategic plan, the target revenue likely would not be achieved.

2018–2020 PSUs

In February 2021, the Management Development and Compensation Committee determined that the three-year PSUs granted in 2018 would vest based on Company performance for the period of 2018 - 2020. The following table sets forth the performance goals and the Company’s results with respect to the 2018 - 2020 performance period:

Performance Level	Performance Level (2018 - 2020 Hardware Revenue)	Level of Payout as a Percentage of Target
Below Threshold	Less than $260 million	0%
Threshold	$260 million	50%
Target	$289 million	100%
Maximum	$318 million or higher	150%
Actual Results	$314.7 million	144.2%

Performance Level	Performance Level (2018-2020 Non-Hardware Revenue)	Level of Payout as a Percentage of Target
Below Threshold	Less than $367 million	0%
Threshold	$367 million	50%
Target	$408 million	100%
Maximum	$449 million or higher	150%
Actual Results	$367.0 million	50.1%(1)
(1)	Result due to rounding.

Based on the performance above, the NEOs vested in the PSUs at 97.1% of target as follows:

NEO	2018 - 2020 Target Shares	2018 - 2020 Earned Shares
Scott M. Clements	62,308	60,526
Mark S. Hoyt	27,945	27,146

Additional Compensation Elements

Other Benefits

Our NEOs participate in our corporate-wide benefit programs. Our NEOs are offered benefits that generally are commensurate with the benefits provided to all of our full-time employees, which includes participation in our qualified defined contribution plan. During 2020, we did not provide to our NEOs nonqualified retirement programs or perquisites that are often provided at other companies.

Change of Control and Severance Benefits

The Management Development and Compensation Committee believes the severance and change in control benefit plans for our NEOs are comparable with those benefits offered by our competitors and necessary to retain a talented executive team. The NEOs’ possible severance and change in control benefits are described below under “Employment Agreements” and under “Potential Payments Upon Termination or Change-in-Control.” All stock awards require a “double trigger” for vesting to accelerate (both a change in control and a qualifying termination of employment).

2021 Compensation Decisions

The Management Development and Compensation Committee engaged its independent compensation consultant in 2020, Pay Governance, to assist with respect to 2021 compensation decisions. In determining 2021 compensation, the Management Development and Compensation Committee considered a number of factors, including industry trends, prior executive performance and feedback from investors. As a result, during the first quarter of 2021, the Management Development and Compensation Committee approved the 2021 base salaries and annual bonus targets for the NEOs based on market rates along with other factors such as the executive’s performance and scope of responsibility and determined not to increase the base salaries or bonus targets for the NEOs as compared to 2020.

After considering feedback from stockholders as well as the Company’s strategic operating plan, the Management Development and Compensation Committee approved (i) annual cash bonus targets consisting of growth in ARR, total revenue, Adjusted EBITDA and a discretionary strategic component and (ii) three-year PSUs, with targets consisting of total subscription and license revenue, Adjusted EBITDA and TSR.

In 2021, the Management Development and Compensation Committee granted PSUs (at target) and RSUs as follows: Mr. Clements – 70,671 PSUs and 47,114 RSUs; and for Mr. Hoyt – 29,873 PSUs and 19,915 RSUs.

2020 SUMMARY COMPENSATION TABLE

The following table provides selected information concerning compensation during the three fiscal years ended December 31, 2020 for services in all capacities to OneSpan by the NEOs.

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation (4)	Total
Scott M. Clements
President and Chief Executive Officer	2020	$480,000	$—	$3,040,000	$235,200	$11,007	$3,766,207
	2019	$465,000	—	$1,990,000	$567,300	$10,832	$3,033,132
	2018	$450,000	—	$1,485,000	$481,500	$11,211	$2,427,711
Mark S. Hoyt(5)
Executive Vice President, Treasurer and Chief Financial Officer	2020	$380,000	$—	$1,285,000	$139,650	$10,527	$1,815,177
	2019	$370,000	—	$915,000	$335,500	$10,352	$1,630,852
	2018	$360,000	—	$666,000	$283,550	$9,840	$1,319,390

(1)	Salary represents base salary earned in the fiscal year indicated.
(2)	The amounts reflected represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”) and based on the probable outcome of the performance conditions with respect to PSUs. Assuming the highest level of performance is achieved for the 2020 PSUs, the maximum value of the 2020 PSUs would be as follows: Mr. Clements – $3,648,000 and Mr. Hoyt – $1,542,000. See footnote 14 to the financial statements in our Annual Report for a discussion of the relevant assumptions used in calculating these amounts.
(3)	Amounts reported in this column for 2020 represent annual bonuses paid to Messrs. Clements and Hoyt with respect to the fiscal year ended December 31, 2020, as described in the “Annual Cash Bonus” section on page 69.
(4)	The NEOs’ “All Other Compensation” for 2020 consisted of:
•	Mr. Clements—Company matching 401(k) contributions of $9,975 and imputed income from life insurance premiums made by the Company of $1,032.
•	Mr. Hoyt—Company matching 401(k) contributions of $9,975 and imputed income from life insurance premiums made by the Company of $552.
(5)	On April 21, 2021, Mr. Hoyt notified the Company that he will be leaving the Company to become the Chief Financial Officer at a private company. Mr. Hoyt has indicated that he will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company through early June 2021. Under the circumstances of Mr. Hoyt’s departure, he is not entitled to severance benefits or any accelerated vesting of equity awards upon his separation.

2020 Grants of Plan-Based Awards

The following table sets forth all plan-based awards granted to the NEOs during 2020.

								All	Grant
					Estimated Future Payouts			Other	Date
		Estimated Future Payouts Under			Under Equity Incentive Plan			Stock	Fair
		Non-Equity Incentive Plan Awards (1)			Awards (2)			Awards:	Value of
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Stock
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#) (3)	Units (4)
Scott M. Clements
President and Chief Executive Officer	1/15/20	$240,000	$480,000	$960,000	—	—	—	—	—
	1/15/20	—	—	—	45,419	90,837	181,674	—	$1,824,000
	1/15/20	—	—	—	—	—	—	60,558	$1,216,000
Mark S. Hoyt
Executive Vice President, Treasurer and Chief Financial Officer	1/15/20	$142,500	$285,000	$570,000	—	—	—	—	—
	1/15/20	—	—	—	19,199	38,397	76,794	—	$771,000
	1/15/20	—	—	—	—	—	—	25,598	$514,000

(1)	Represents the threshold, target and maximum award amounts that could have been paid out as a cash bonus award under OneSpan’s annual cash incentive award program for performance in 2020 upon achievement of certain target financial levels for the year. The target award amounts are based on percentages of each NEO’s base salary at the beginning of the year. Additional information regarding the annual cash incentive compensation and the applicable metrics is provided above in “Compensation Discussion and Analysis” in the section entitled “Annual Cash Bonus.”
(2)	Represents PSU grants based on the achievement of financial targets for the 2020 - 2022 performance period. If the Management Development and Compensation Committee determines that the financial targets are met, then the stock vests in full at the end of 2022. The target award amounts are based on percentages of each NEO’s base salary at the beginning of the year. Additional information regarding the three-year performance-based stock grants and the applicable metrics is provided above in “Compensation Discussion and Analysis” in the section entitled “Long-Term Equity Compensation” on page 72.
(3)	Represents RSU grants that vest semi-annually over four years, subject to the NEO’s continued employment through the applicable vesting date.
(4)	The grant date fair value is computed in accordance with FASB ASC Topic 718 and reflects the value of the RSUs and PSUs on the date the award was granted.

Employment Agreements

Each of our NEOs is party to an employment agreement with OneSpan. Each agreement provides for base salary, incentive compensation and severance compensation.

Scott M. Clements

Mr. Clements’ employment agreement was entered into effective December 1, 2015 and was amended on November 15, 2016 and on July 28, 2017. Under the terms of his employment agreement, in the event Mr. Clements is terminated without cause or terminates his employment for good reason, he will continue to receive his base salary over a 12-month period and his target cash bonus amount for such year (and the bonus amount for the prior year if earned but not paid at the time of termination). If such a termination occurs within 18 months following a change in control of OneSpan, then he will receive the amounts described in the preceding sentence in a lump sum payment. If Mr. Clements is terminated for cause or terminates his employment without good reason, he will not be entitled to any severance compensation. Mr. Clements has agreed to abide by several non-competition and non-solicitation restrictions following the termination of his employment for a period of 12 months.

Mark S. Hoyt

Mr. Hoyt’s employment agreement was entered into effective October 5, 2015. Under the terms of his employment agreement, in the event Mr. Hoyt is terminated without cause or terminates his employment for good reason, he will continue to receive his base salary over a 12-month period. If such a termination occurs within 18 months following a change in control of OneSpan, then he will receive a lump sum payment equal to his base salary and any applicable incentive compensation at the rate then in effect. If Mr. Hoyt is terminated for cause or terminates his employment without good reason, he will not be entitled to any severance compensation. Mr. Hoyt has agreed to abide by several non-competition restrictions following the termination of his employment. The restricted period will be either six or 12 months, depending on the nature of the termination.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END

The following table sets forth the aggregate number of outstanding equity awards held by the NEOs as of December 31, 2020. There were no stock option awards outstanding as of such date.

			Stock Awards
			Number of Shares	Market Value of	Equity Incentive Plan Awards: Number of Unearned Shares	Equity Incentive Plan Awards: Market Value of Unearned Shares
			That Have Not	Shares That	That Have Not	That Have Not
			Vested	Have Not Vested	Vested	Vested
Name	Grant Date		(#)	($)	(#)	($)
Scott M. Clements

	1/5/2017	(1)	4,095	$84,685	—	—
	1/4/2018	(2)	15,576	$322,112	—	—
	1/4/2018	(3)	60,526	$1,251,678	—	—
	2/1/2019	(4)	33,752	$697,991	—	—
	2/1/2019	(5)	—	—	81,005	$1,675,183
	1/15/2020	(6)	52,989	$1,095,813	—	—
	1/15/2020	(7)	—	—	45,419	$939,265
Mark S. Hoyt

	1/5/2017	(1)	1,791	$37,038	—	—
	1/4/2018	(2)	6,986	$144,470	—	—
	1/4/2018	(3)	27,146	$561,379	—	—
	2/1/2019	(4)	15,520	$320,954	—	—
	2/1/2019	(5)	—	—	37,246	$770,247
	1/15/2020	(6)	22,399	$463,211	—	—
	1/15/2020	(7)	—	—	19,199	$397,035

(1)	These restricted shares vested on January 5, 2021.
(2)	With respect to these restricted shares awarded on January 4, 2018, the unvested portion will vest in substantially equal semi-annual installments on each January 4 and July 4 through and including January 4, 2022, subject to the NEO’s continued employment through each applicable vesting date.
(3)	PSUs for which the financial targets for the applicable three-year period were satisfied at 97.1% of target as of December 31, 2020. The awards were subject to continued vesting through March 15, 2021. Mr. Clements and Mr. Hoyt were issued 60,526 and 27,146 shares, respectively, on March 15, 2021.
(4)	With respect to these RSUs awarded on February 1, 2019, the unvested portion will vest in substantially equal semi-annual installments on each February 1 and August 1 through and including February 1, 2023, subject to the NEO’s continued employment through each applicable vesting date.
(5)	PSUs that would be earned and vest upon achievement of financial targets for the three-year period ending December 31, 2021. In accordance with the SEC’s executive compensation disclosure rules, the amounts reported with respect to these awards are based on achieving target performance.
(6)	With respect to these RSUs awarded on January 15, 2020, the unvested portion will vest in substantially equal semi-annual installments on each January 15 and July 15 through and including January 15, 2024, subject to the NEO’s continued employment through each applicable vesting date.
(7)	PSUs that would be earned and vest upon achievement of financial targets for the three-year period ending December 31, 2022. In accordance with the SEC’s executive compensation disclosure rules, the amounts reported with respect to these awards are based on achieving threshold performance.

2020 Stock Vested

The following table sets forth stock awards vested in the year ended December 31, 2020 held by the NEOs. None of our NEOs held options during 2020.

	Stock Awards
	Number of
	Shares	Value
	Acquired on	Realized on
Name	Vesting	Vesting
Scott M. Clements President and Chief Executive Officer	96,852	$1,987,420
Mark S. Hoyt Executive Vice President and Chief Financial Officer	42,676	$876,189

Potential Payments Upon Termination or Change-in-Control

The following paragraphs and tables describe the potential payments and benefits to which the NEOs would be entitled from the Company pursuant to their employment agreements in effect on December 31, 2020 and the Company’s compensation and benefit plans upon termination of employment, if such termination had occurred as of December 31, 2020, or upon a change in control of the Company, if such change in control had occurred as of December 31, 2020.

For purposes of the following table, and its footnotes, all terms used with respect to events of termination or change in control shall have the following meanings unless otherwise indicated:

●	“Cause” under Mr. Clements’ and Mr. Hoyt’s employment agreements in effect on December 31, 2020 means: (i) he materially breaches his obligations under the employment agreement, OneSpan’s Code of Conduct and Ethics or an established policy of the Company; (ii) he engages in conduct prohibited by law (other than minor violations), commits an act of dishonesty, fraud or serious or willful misconduct in connection with his job duties, or engages in unethical or immoral conduct that, in the reasonable judgment of the Management Development and Compensation Committee, could injure the integrity, character or reputation of the Company; (iii) he fails or refuses to perform or habitually neglects, his duties and responsibilities under the agreement (other than on account of disability) and continues such failure, refusal or neglect after having been given written notice by the Company that specifies what duties he failed to perform and an opportunity to cure of 30 days; (iv) he uses or discloses confidential information or trade secrets other than in the furtherance of the Company’s business interests, or other violation of a fiduciary duty to the Company; or (v) he fails to reasonably cooperate with any audit or investigation involving the Company or its business practices after having been given written notice by the Company that specifies his failure to cooperate and an opportunity to cure of 10 days.

●	“Good Reason” under Mr. Hoyt’s and Mr. Clements’ employment agreements in effect on December 31, 2020 means:

(i)	failure to provide the compensation and benefits required by the Agreements;

(ii)	a reduction in the NEO’s base salary below the base salary in effect during the immediately preceding year, unless such reduction is commensurate with and part of a general salary reduction program applicable to all senior executives of the Company or agreed to in writing by the NEO;

(iii)	failure to appoint or elect the NEO as an officer according to his title (and director in the case of Mr. Clements);

(iv)	any material diminution of the NEO’s authority, duties or responsibilities (and no longer reporting to the Board in the case of Mr. Clements); or

(v)	the Company requiring the NEO to be based at any office or location other than the office occupied by the NEO in Chicago, Illinois as of the effective date or a reasonably comparable office located within a 40-mile radius of such current office.

●	“Change in Control” under Mr. Clements’ and Mr. Hoyt’s employment agreements in effect on December 31, 2020 and the 2019 Omnibus Incentive Plan generally means the occurrence of any of the following events: (i) certain acquisitions of beneficial ownership of more than 40% of either (x) the then outstanding shares of our Common Stock or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) certain changes in the majority composition of our Board within any period of 12 consecutive months; (iii) the consummation of certain reorganizations or consolidations of the Company or the sale or other disposition of all or substantially all of the assets of the Company and its direct and indirect subsidiaries taken as a whole; or (iv) the approval by the stockholders of the Company of certain liquidations or dissolutions of the Company.

The amounts in the table below as of December 31, 2020 do not include payments and benefits to the extent they are provided on a nondiscriminatory basis to full-time salaried employees generally upon termination of employment. Such payments and benefits include accrued salary and vacation pay and distributions of plan balances under the Company’s 401(k) plan.

	Termination by company	Termination by company
	without Cause or by named	without Cause or by named
	executive officer for Good	executive officer for Good
	Reason, without a Change	Reason, following a
	in Control	Change in Control
Scott M. Clements
President and Chief Executive Officer
Base salary (1)	$480,000	$480,000
Annual cash bonus (2)	480,000	480,000
Restricted stock and restricted stock units (3)	—	2,200,600
Performance awards (4)	—	2,992,832
Total	$960,000	$6,153,432

Mark S. Hoyt
Executive Vice President, Treasurer and Chief Financial Officer
Base salary (1)	$380,000	$380,000
Annual cash bonus (2)	285,000	285,000
Restricted stock and restricted stock units (5)	—	965,673
Performance awards (6)	—	1,338,747
Total	$665,000	$2,969,420

(1)	In the case of Mr. Hoyt and Mr. Clements, pursuant to their employment agreements, the NEO will continue to receive regular payments of his base salary, at the rate in effect at the time of termination, for 12 months. In the case of Mr. Clements and Mr. Hoyt, when termination results from a termination without Cause or a termination for Good Reason by the NEO within 18 months following a Change in Control, the NEO instead will receive a lump sum payment of the severance amount. Each NEO is subject to certain non-competition and non-solicitation restrictions for a fixed period following his termination.

(2)	Upon a termination of Mr. Clements’ employment without Cause or a termination for Good Reason by Mr. Clements, he will receive an amount equal to his annual cash bonus target amount. Upon a termination of Mr. Hoyt’s employment without Cause or a termination for Good Reason by Mr. Hoyt, he will receive an amount equal to the cash bonus amount earned but unpaid (if any). When a termination results from a termination without Cause or a termination for Good Reason by Mr. Hoyt within 18 months following a Change of Control, Mr. Hoyt will receive an amount equal to the cash bonus target amount.
(3)	Represents the value of 106,412 shares of restricted stock and RSUs held by Mr. Clements on December 31, 2020, based on the closing price of our Common Stock listed on The Nasdaq Capital Market on December 31, 2020 ($20.68 per share). Upon a Change in Control and a termination of employment under certain circumstances within one year after the Change in Control, restricted stock and RSUs awards will vest in full.
(4)	Represents the value attributable to the accelerated vesting of performance awards held by Mr. Clements on December 31, 2020, based on the closing price of our Common Stock listed on The Nasdaq Capital Market on December 31, 2020 ($20.68 per share). Upon a Change in Control and a termination of employment under certain circumstances within one year after a Change in Control, performance awards for which the performance period has not been completed will vest at the target (100%) level, pro-rated based on the number of days elapsed in the performance period.
(5)	Represents the value of 46,696 shares of restricted stock and RSUs held by Mr. Hoyt on December 31, 2020, based on the closing price of our Common Stock listed on The Nasdaq Capital Market on December 31, 2020 ($20.68 per share). Upon a Change in Control and a termination of employment under certain circumstances within one year after the Change in Control, restricted stock and restricted stock unit awards will vest in full.
(6)	Represents the value attributable to the accelerated vesting of performance awards held by Mr. Hoyt on December 31, 2020, based on the closing price of our Common Stock listed on The Nasdaq Capital Market on December 31, 2020 ($20.68 per share). Upon a Change in Control and a termination of employment under certain circumstances within one year after a Change in Control, performance awards for which the performance period has not been completed will vest at the target (100%) level, pro-rated based on the number of days elapsed in the performance period.

Compensation Risk Assessment

We conducted an assessment of the risks associated with our compensation practices and policies, and determined that risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company. In conducting the assessment, we undertook a review of our compensation philosophies, our compensation governance structure and the design and oversight of our compensation programs. Overall, we believe that our programs include an appropriate mix of fixed and variable features, and short- and long-term incentives with compensation-based goals aligning with corporate goals. Centralized oversight helps ensure compensation programs align with the Company’s goals and compensation philosophies and, along with other factors, operate to mitigate against the risk that such programs would encourage excessive risk-taking.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we must disclose annually in our proxy statement the median of the annual total compensation of all employees (excluding the CEO), the annual total compensation of our CEO and the ratio of the CEO compensation to the employee median compensation. We employ people in many countries in many different roles. We included all employees in our calculations.

The annual total compensation of the median employee was determined in the same manner as the total compensation for our CEO in the “2020 Summary Compensation Table” above. We determined the required pay ratio as follows:

●	Calculating the total annual cash compensation (base salary and cash bonus in 2020) of all employees except the CEO, and then sorting those employees from highest to lowest;

●	Determining the median employee from that list; and

●	Calculating the total annual compensation of our CEO and of the median employee using the same methodology required for the 2020 Summary Compensation Table.

The total annual compensation for our CEO for 2020 was $3,766,207. The total annual compensation for the median employee was $89,648, which includes any base salary, bonus, equity awards, long-term cash incentive awarded, overtime, contributions to pension plans, Company contributions to defined contribution plans, Company paid car and imputed income from employee benefit insurance premiums made by the Company. The resulting ratio of CEO pay to the pay of the Company’s median employee for 2020 is 42 to one.

director compensation

COMPENSATION OF DIRECTORS

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In determining director compensation for 2020, our Management Development and Compensation Committee sought to provide our directors with a total economic value that adequately compensates them for the time and effort expended in serving on our Board and committees of our Board and that aligns director compensation with the interests of our stockholders. Our Board approved the following compensation for non-employee directors for 2020, which is consistent with the compensation for non-employee directors from the prior year except with respect to the newly established Finance and Strategy Committee:

Director annual retainer:	$60,000
Lead Director (if occupied) fee:	$10,000
Chair (if occupied) fee:	$15,000
Audit Committee chair fee:	$15,000
Audit Committee membership fee:	$4,000
Finance and Strategy Committee chair fee:	$10,000
Finance and Strategy Committee membership fee:	$3,000
Management Development and Compensation Committee chair fee:	$10,000
Management Development and Compensation Committee membership fee:	$3,000
Corporation Governance and Nominating Committee chair fee:	$7,500
Corporation Governance and Nominating Committee membership fee:	$3,000
Annual non-cash equity grant (aggregate grant date fair value):	$105,000

We do not pay separate director fees for meeting attendance. For 2020, the cash fees and annual retainers were paid on a quarterly basis in cash and, if applicable, were prorated based upon Board or chair service during the calendar year.

On January 15, 2020, the Company’s then-serving non-employee directors — Messrs. Boroditsky, Cullinane, Fox, Hunt and Moog, Dr. Zenner and Ms. Holley — each were awarded 5,230 deferred RSUs. The awards vested on January 15, 2021, the first anniversary of the grant date, except for Mr. Hunt’s award, which vested upon his resignation from our Board effective September 12, 2020 pursuant to the unanimous consent of our Board. On March 17, 2020, following election to our Board, Ms. Hassan and Ms. Johnson were each awarded a pro-rated equity grant of 6,726 deferred restricted stock units. The awards vested on March 17, 2021, the first anniversary of the grant date, for Ms. Johnson and on March 1, 2021 for Ms. Hassan upon her resignation from our Board.

All equity awards granted to non-employee directors, including deferred RSUs, are subject to accelerated vesting upon death, disability or change in control for all awards to the Company’s non-employee directors. Payment of each director’s equity award(s) is deferred until the earlier of the director’s cessation of service or a change in control.

2020 DIRECTOR COMPENSATION TABLE

The table below sets forth the fees earned by each non-employee director in 2020. As the Chief Executive Officer and President of the Company, Mr. Clements does not receive any additional compensation for his service on our Board. Please see the 2020 Summary Compensation Table for the compensation received by Mr. Clements with respect to 2020.

	Fees Earned
	or Paid	Stock
Name	in Cash	Awards(5)(6)	Total
Marc D. Boroditsky (1)	$69,000	$105,000	$174,000
Michael P. Cullinane (1)	$80,250	$105,000	$185,250
John N. Fox, Jr. (1)	$91,000	$105,000	$196,000
Naureen Hassan (2)	$54,416	$83,125	137,541
Jean K. Holley (1)	$73,750	$105,000	$178,750
T. Kendall Hunt (1)(3)	$45,000	$328,323	$373,323
Marianne Johnson (2)	$54,666	$83,125	$137,791
Matthew Moog (1)	$69,000	$105,000	$174,000
Alfred Nietzel (4)	$10,000	—	10,000
Marc Zenner (1)	$71,000	$105,000	$176,000

(1)	On January 15, 2020, the Company’s then-serving non-employee directors – Messrs. Boroditsky, Cullinane, Fox, Hunt and Moog, Dr. Zenner and Ms. Holley – each were awarded 5,230 deferred RSUs. The awards were granted under our 2019 Omnibus Incentive Plan and vested on January 15, 2021, the first anniversary of the grant date, except for Mr. Hunt’s award, which vested upon his resignation from our Board effective September 12, 2020 pursuant to the unanimous consent of our Board.
(2)	On March 17, 2020, Ms. Hassan and Ms. Johnson, as newly appointed directors, each received a pro-rated award of 6,726 deferred RSUs. The awards were granted under our 2019 Omnibus Incentive Plan and vested on March 17, 2021, the first anniversary of the grant date for Ms. Johnson and on March 1, 2021 for Ms. Hassan upon her resignation from our Board.
(3)	Mr. Hunt resigned from our Board effective September 12, 2020.
(4)	Mr. Nietzel joined our Board effective November 11, 2020.
(5)	The amounts reflected represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718 and, in the case of Mr. Hunt, also includes $223,323 representing the incremental fair value under FASB ASC Topic 718 associated with the modification of his outstanding equity awards in connection with his resignation from our Board. See footnote 14 to the financial statements in our Annual Report for a discussion of the assumptions made in the valuation.
(6)	The aggregate number of unvested stock awards outstanding on December 31, 2020 for the non-employee directors was as follows: for each of Messrs. Boroditsky, Cullinane, Fox and Moog, Dr. Zenner and Ms. Holley – 5,230 RSUs; and for Mses. Hassan and Johnson – 6,726 RSUs. Mr. Hunt no longer had any unvested stock awards outstanding after his resignation from our Board effective September 12, 2020. Mr. Nietzel did not have any unvested stock awards outstanding on December 31, 2020.

DIRECTOR STOCK OWNERSHIP POLICY

Excluding amounts payable for serving as a chair or member of a committee, approximately 60% of the directors’ fees are payable in equity. Our Board has adopted a stock ownership policy for directors. The policy provides that a director’s fees shall be paid in part in deferred equity equal in value to at least 50% of such director’s aggregate fees (excluding amounts payable for serving as a chair or member of a committee) until the director holds stock valued at no more than three times our Board’s aggregate annual director fees (excluding amounts payable for serving as a chair or member of a committee). As of April 9, 2021, all of our non-employee directors were in compliance with this policy.

DIRECTOR STOCK TRADING POLICY

The Company’s Officer and Director stock trading policy prohibits directors, executive officers and other employees from the following trading activities in OneSpan securities: short selling; buying or selling put options, call options or other derivative securities relating to the Company; engaging in hedging transactions, such as “costless collars” and forward sales contracts for OneSpan securities; purchasing OneSpan securities on margin; borrowing against OneSpan securities in a margin account; or pledging OneSpan securities.

On August 19, 2020, our Board approved a supplement to the stock trading policy prohibiting each director and his or her immediate family members and affiliates from selling, transferring or otherwise disposing of any securities issued by or related to the Company while such director is serving on our Board or within 10 days after such director ceases to serve on our Board (other than due to such director’s death, disability or failure to be re-elected by the Company’s stockholders). The supplement is in effect until August 19, 2022.

TRANSACTIONS WITH RELATED PERSONS

In July 2020, our Board adopted a formal written policy for the review and, where appropriate, approval and ratification, of related person transactions (the “Related Person Transaction Policy”). For purposes of the Related Person Transaction Policy, related person transactions include any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (ii) the Company or any of its consolidated subsidiaries is or will be a participant and (iii) an executive officer, director, director nominee or a beneficial owner of 5% or more of any class of voting securities of the Company, or an immediate family member of any of them, has or will have a direct or indirect material interest (including any indebtedness or guarantee of indebtedness), subject to certain exceptions identified in the Related Person Transaction Policy. Each related person transaction must be approved or ratified in accordance with the guidelines set forth in the Related Person Transaction Policy by the Audit Committee or the disinterested members of our Board.

The Audit Committee or other reviewing directors, in the course of their review and approval or ratification of a related person transaction under the Related Person Transaction Policy consider, among other things:

●	the size of the transaction and the amount payable to a related person;

●	the nature of the interest of the related person in the transaction;

●	whether the transaction may involve a conflict of interest;

●	whether the transaction was undertaken in the ordinary course of business of the Company;

●	whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties; and

●	any other information regarding the related person transaction or related person that would be material to investors in light of the circumstances of the transaction.

The Audit Committee or other reviewing directors may only approve a related person transaction if they determine in good faith that, based on all of the relevant information available to them, the transaction is in the best interests of the Company and its stockholders.

In addition to the Related Person Transaction Policy, all directors and employees certify their compliance with the Company’s Code of Ethics and Conduct on an annual basis, and each director and executive officer of the Company responds annually to a list of questions in connection with the preparation of our Annual Report and proxy materials for our annual meeting of stockholders. These questions include inquiries with respect to related person transactions reportable pursuant Item 404(a) of Regulation S-K. Each director and executive officer is obligated to notify OneSpan immediately of any subsequent changes to the information. Should a related person transaction be identified through any of the aforementioned means, the Audit Committee or other reviewing directors would review the transaction in accordance with the Related Person Transaction Policy.

Since January 1, 2020, there were no related party transactions between us and any of our executive officers, directors, director nominees or beneficial owners of 5% or more of our Common Stock, or an immediate family member of any of them, that require disclosure under Item 404 of Regulation S-K.

OTHER MATTERS

COSTS OF SOLICITATION

We are required by law to convene an annual meeting of our stockholders at which directors are elected. Because our shares are widely held and because of the COVID-19 pandemic, it would be impractical for our stockholders to meet physically in sufficient numbers to hold a meeting. Accordingly, the Company is soliciting proxies from our stockholders. The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies therefor. These expenses will include, among other things, the costs of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners and reimbursement paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. In addition to soliciting proxies by mail, directors and officers may solicit proxies on behalf of our Board, without additional compensation, personally, by telephone, via the Internet or via email. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

As a result of the proxy solicitation by Legion, we may incur additional costs in connection with our solicitation of proxies. We have retained MacKenzie Partners to solicit proxies in connection with the Annual Meeting. Under our agreement with MacKenzie Partners, MacKenzie Partners will receive up to $300,000 plus reimbursement for reasonable out-of-pocket expenses. MacKenzie Partners expects that approximately 25 of its employees will assist in the solicitation. MacKenzie Partners will solicit proxies in person, by mail, telephone, email or facsimile. The Company’s aggregate expenses, including those of MacKenzie Partners, related to this solicitation and in excess of expenses normally spent for an annual meeting in which there is not a proxy contest and salaries and wages of officers, are currently estimated to be approximately $750,000, of which approximately $375,000 has been incurred as of the date of this Proxy Statement.

STOCKHOLDER PROPOSALS FOR OUR 2022 PROXY MATERIALS

Any stockholder proposal intended to be included in our proxy materials for our 2022 annual meeting of stockholders (the “2022 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at 121 West Wacker Drive, 20th Floor, Chicago, Illinois 60601, Attention: Corporate Secretary, by no later than December 27, 2021, being 120 days prior to the first anniversary of the date that this Proxy Statement was released to stockholders in connection with the Annual Meeting, and must otherwise be in compliance with applicable SEC rules. However, if the date of the 2022 Annual Meeting has been changed by more than 30 days from the date of the Annual Meeting, then a stockholder proposal submitted for inclusion in our proxy statement must be received by us a reasonable time before we begin to print and mail our proxy materials for the 2022 Annual Meeting. The submission of a stockholder proposal pursuant to Rule 14a-8 does not guarantee that it will be included in our proxy materials.

DIRECTOR NOMINATIONS BY STOCKHOLDERS AND

STOCKHOLDER PROPOSALS OF OTHER BUSINESS

Any stockholder nomination of a candidate for election to our Board and any stockholder proposal of other business intended to be presented for consideration at the 2022 Annual Meeting (but that will not be included in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) must be received by us in a timely manner and otherwise in accordance with our By-laws not later than 5:00 p.m. Central Time on the 90th day, nor earlier than 5:00 p.m. Central Time on the 120th day, prior to the first anniversary of the Annual Meeting (i.e., June 9, 2022). However, if the date of the 2022 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be received not later than 5:00 p.m. Central Time on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The written notice must include the information required by our By-laws. The Company reserves the right to disregard any stockholder nomination of a candidate for election to our Board or stockholder proposal of other business that does not comply with the requirements of our By-laws or any applicable laws or regulations. A copy of our By-laws is available on our website, investors.onespan.com, in the governance section of our investor relations webpage.

ANNUAL REPORT

Our Annual Report is being furnished together with this Proxy Statement. You can review and download a copy of our Annual Report by accessing our website, https://investors.onespan.com, or stockholders may request paper copies, without charge, by writing to OneSpan Inc., 121 West Wacker Drive, 20th Floor, Chicago, IL 60601, Attention: Corporate Secretary. The Company’s filings with the SEC also are available to the public at the SEC’s website at www.sec.gov. The information on the Company’s website and the SEC’s website are not part of this Proxy Statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of applicable U.S. securities laws. Forward-looking statements may be identified by words such as “seek,” “believe,” “plan,” “estimate,” “anticipate,” “expect,” “intend,” “continue,” “may,” “will,” “should,” “could,” “might” and other similar expressions. Forward-looking statements involve risks and uncertainties, as well as assumptions, that could cause our actual results or events to differ materially from those expressed or implied by forward-looking statements including, without limitation: market acceptance of our products and solutions and competitors’ offerings; the potential effects of technological changes; the impact of the COVID-19 pandemic and actions taken to contain it; our ability to effectively identify, purchase and integrate acquisitions; the execution of our transformative strategy on a global scale; the increasing frequency and sophistication of hacking attacks; claims that we have infringed the intellectual property rights of others; changes in customer requirements; price competitive bidding; changing laws, government regulations or policies; pressures on price levels; investments in new products or businesses that may not achieve expected returns; impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; exposure to increased economic and operational uncertainties from operating a global business as well as those factors set forth in the Risk Factors section of our most recent Annual Report filed with the SEC. Our SEC filings and other important information can be found on the Investor Relations section of our website at investors.OneSpan.com. We do not have any intent, and disclaim any obligation, to update forward-looking statements to reflect events that occur, circumstances that exist or changes in our expectations after the date of this Proxy Statement, except as required by law.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such sections shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

OTHER MATTERS

Management does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting. If other matters are properly presented for a vote, however, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their judgment to the same extent as the person who signed the proxy would be entitled to vote.

* * * * *

YOUR VOTE IS VERY IMPORTANT. It is important that your voice be heard and your shares be represented at the Annual Meeting whether or not you are able to attend. We urge you to vote TODAY by completing, signing and dating the enclosed BLUE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed BLUE proxy card to vote via the Internet or by telephone. Please submit a proxy as soon as possible, so that your shares can be voted at the Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,

Steven R. Worth
General Counsel, Chief Compliance Officer and Corporate Secretary April 22, 2021

Annex A

NON-GAAP RECONCILIATION

Below is a reconciliation of the non-GAAP financial measure set forth in this Proxy Statement under “Executive Summary” of the CD&A on page 61.

We report financial results in accordance with GAAP. We also evaluate our performance using certain non-GAAP operating metrics, namely Adjusted EBITDA. Our management believes that this measure provides useful supplemental information regarding the performance of our business and facilitates a comparison to our historical operating results.

This non-GAAP financial measure is not a measure of performance under GAAP and should not be considered in isolation or as an alternative or substitute for the most directly comparable financial measure calculated in accordance with GAAP. While we believe that this non-GAAP financial measure is useful within the context described below, it is incomplete and is not a measure that should be used to evaluate our full performance or our prospects. Such an evaluation needs to consider all of the complexities associated with our business including, but not limited to, how past actions are affecting current results and how they may affect future results, how we have chosen to finance the business and how taxes affect the final amounts that are or will be available to stockholders as a return on their investment. A reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure is found below.

Adjusted EBITDA

We define Adjusted EBITDA as net income before interest, taxes, depreciation, amortization, long-term incentive compensation and certain non-recurring items, including acquisition-related costs, lease exit costs, rebranding costs and accruals for legal contingencies. We use Adjusted EBITDA as a simplified measure of performance for communicating our performance to investors and analysts and for comparisons to other companies within our industry. As a performance measure, we believe that Adjusted EBITDA presents a view of our operating results that is most closely related to serving our customers. By excluding interest, taxes, depreciation, amortization, long-term incentive compensation and certain non-recurring items, we are able to evaluate performance without considering decisions that, in most cases, are not directly related to meeting our customers’ requirements and were either made in prior periods (e.g., depreciation, amortization, long-term incentive compensation, lease exit costs and reversal of a prior period legal contingency accrual), deal with the structure or financing of the business (e.g., interest, acquisition-related costs and rebranding costs) or reflect the application of regulations that are outside of the control of our management team (e.g., taxes). Similarly, we find that our comparison of our results to those of our competitors is facilitated when we do not consider the impact of these items.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in thousands, unaudited)

Twelve Months Ended December 31, 2020
Net income (loss)	$(5,455)
Interest income, net	(404)
Provision for income taxes	2,035
Depreciation and amortization of intangible assets	12,003
Long-term incentive compensation	6,001
Non-recurring items	—
Adjusted EBITDA	$14,180

A-1

Annex B

ADDITIONAL INFORMATION REGARDING
PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of our Board, our Board’s Nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Nominees

For more information on the names, ages and principal occupations of the Company’s directors and director nominees who are Participants, please see “Proposal 1—Election of Directors” on page 42 of this Proxy Statement.

The business address for the Company’s directors and director nominees is c/o OneSpan Inc., 121 West Wacker Drive, Suite 2050, Chicago, Illinois 60601.

Officers

The executive officers of the Company who are Participants are Scott M. Clements and Mark S. Hoyt. The business address for each of these Participants is c/o OneSpan Inc., 121 West Wacker Drive, Suite 2050, Chicago, Illinois 60601. For information on the principal occupations of these Participants, please see “Information about Our Executive Officers” on page 60 of this Proxy Statement.

Information Regarding Ownership of the Company’s Securities by Participants

For information on the number of the Company’s securities beneficially owned by each Participant who is one of the Company’s directors, director nominees or NEOs, please see “Security Ownership of Certain Beneficial Owners, Directors and Management” on page 55 of this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the period from April 9, 2019 through April 9, 2021. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Number of Shares Underlying Derivative Securities	Acquisition (A) or Disposition (D)	Transaction Description
Marc D. Boroditsky	1/15/2021	5,230	A	5,230	D	3
	1/4/2021			5,833	A	5
	6/12/2020	4,155	A	4,155	D	3
	5/14/2020	3,000	A			1
	1/15/2020			5,230	A	5
	6/12/2019			4,155	A	6

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Number of Shares Underlying Derivative Securities	Acquisition (A) or Disposition (D)	Transaction Description
Garry L. Capers	4/6/2021			3,539	A	6
Scott M. Clements	3/15/2021	60,526	A	62,308	D	3
	3/15/2021	26,571	D			7
	2/18/2021			70,671	A	5
	2/18/2021			47,114	A	5
	2/1/2021	6,750	A	6,750	D	3
	2/1/2021	2,963	D			7
	1/15/2021	7,570	A	7,570	D	3
	1/15/2021	3,323	D			7
	1/5/2021	1,778	D			7
	1/4/2021	2,530	D			7
	8/1/2020	6,751	A	6,751	D	3
	8/1/2020	2,991	D			7
	7/15/2020	7,569	A	7,569	D	3
	7/15/2020	3,353	D			7
	7/5/2020	1,815	D			7
	7/4/2020	2,300	D			7
	3/31/2020	57,201	A	57,201	D	3
	3/31/2020	25,334	D			7
	3/9/2020	7,000	A			1
	2/1/2020	6,750	A	6,750	A	3
	2/1/2020	2,990	D			7
	1/15/2020			90,837	A	5
	1/15/2020			60,558	A	5
	1/5/2020	1,946	D			7
	1/4/2020	2,575	D			7
	12/1/2019	2,176	D			7
	8/1/2019	6,750	A	6,750	D	3
	8/1/2019	2,990	D			7
	7/5/2019	1,200	D			7
	7/4/2019	1,522	D			7
	6/12/2019			81,005	A	5
	6/12/2019			54,003	A	5
	6/1/2019	1,125	D			7
	5/29/2019	3,550	A			1
	5/21/2019	3,500	A			1
	5/16/2019	3,340	A			1

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Number of Shares Underlying Derivative Securities	Acquisition (A) or Disposition (D)	Transaction Description
Michael P. Cullinane	1/15/2021	5,230	A	5,230	D	3
	1/4/2021			5,833	A	5
	2/1/2020	7,124	A	7,124	D	3
	1/15/2020			5,230	A	5
	6/12/2019			7,124	A	5
John N. Fox, Jr.	2/18/2021			1,356	A	4
	1/15/2021	5,230	A	5,230	D	3
	1/4/2021			7,000	A	5
	2/1/2020	7,124	A	7,124	D	3
	1/15/2020			5,230	A	5
	6/12/2019			7,124	A	5
Jean K. Holley	1/15/2021	5,230	A	5,230	D	3
	1/4/2021			5,833	A	5
	2/1/2020	7,124	A	7,124	D	3
	1/15/2020			5,230	A	5
	6/12/2019			7,124	A	5
Mark S. Hoyt	3/15/2021	27,146	A	27,945	D	3
	3/15/2021	8,901	D			7
	2/18/2021			29,873	A	5
	2/18/2021			19,915	A	5
	2/1/2021	3,104	A	3,104	D	3
	2/1/2021	909	D			7
	1/15/2021	967	D			7
	1/15/2021	3,200	A	3,200	D	3
	1/5/2021	620	D			7
	1/4/2021	806	D			7
	8/1/2020	1,375	D			7
	8/1/2020	3,104	A	3,104	D	3
	7/15/2020	1,417	D			7
	7/15/2020	3,199	A	3,199	D	3
	7/5/2020	794	D			7
	7/4/2020	1,031	D			7
	3/31/2020	7,378	D			7
	3/31/2020	25,026	A	25,026	D	3
	2/1/2020	979	D			7
	2/1/2020	3,104	A	3,104	D	3

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Number of Shares Underlying Derivative Securities	Acquisition (A) or Disposition (D)	Transaction Description
	1/15/2020			38,397	A	5
	1/15/2020			25,598	A	5
	1/5/2020	620	D			7
	1/4/2020	806	D			7
	8/1/2019	3,103	A	3,103	D	3
	8/1/2019	903	D			7
	7/5/2019	525	D			7
	7/4/2019	682	D			7
	6/12/2019			37,246	A	5
	6/12/2019			24,831	A	5
Marianne Johnson	3/17/2021	6,726	A	6,726	D	3
	1/4/2021			5,833	A	5
	3/17/2020			6,726	A	6
Matthew Moog	1/15/2021	5,230	A	5,230	D	3
	1/4/2021			5,833	A	5
	2/1/2020	7,124	A	7,124	D	3
	1/15/2020			5,230	A	5
	6/12/2019			7,124	A	5
Alfred A. Nietzel	1/4/2021			5,833	A	5
Marc Zenner	1/15/2021	5,230	A	5,230	D	3
	1/4/2021			5,833	A	5
	6/12/2020	4,155	A	4,155	D	3
	1/15/2020			5,230	A	5
	6/12/2019			4,155		6
	6/3/2019	5,000	A			1
	5/10/2019	5,000	A			1

Transaction Descriptions:

1. Open Market or Private Purchase

2. Open Market or Private Sale

3. Vesting of RSUs and PSUs

4. Grant of RSUs and PSUs

5. Annual Grant of RSUs

6. Grant of RSUs to New Director or Executive Officer

7. Shares Withheld for Payment of Tax Liability Incident to Vesting of RSUs, PSUs or restricted stock awards

8. Sale Effected Pursuant to Rule 10b5-1 Trading Plan

Miscellaneous Information Concerning Participants

Each of the Company’s directors and officers is entitled to indemnification under our By-laws. In addition, the Company has entered into indemnification agreements with each of its current directors that provide in certain circumstances for indemnification and advancement of expenses to the fullest extent permitted by Delaware law.

Other than as set forth in this Annex B or elsewhere in this Proxy Statement and based on the information provided by each Participant:

●	no Participant or associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of our Common Stock or other securities of the Company or any parent or subsidiary of the Company;
●	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director; and
●	no Participant has purchased or sold any securities of the Company within the past two years.

In addition, neither the Company nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Annex B or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since January 1, 2020 or any currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

There are no material proceedings to which the Participants or any of their associates is a party or has a material interest adverse to the Company. Neither the Company nor any of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

Other than the persons described in this Proxy Statement, no regular employees of the Company have been or are to be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

OneSpan Inc.

Proxy for Annual Meeting of Stockholders
June 9, 2021, at 10:00 a.m. Central Daylight Time

BLUE PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting are available through 11:59 P.M. Eastern Time the day before the annual meeting date.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the annual meeting date. Have your BLUE proxy card in hand when you access the website and follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the annual meeting date. Have your BLUE proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your BLUE proxy card and return it in the postage-paid envelope we have provided to: OneSpan Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your BLUE proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card

Important notice regarding the availability of the proxy materials for the
Annual Meeting of Stockholders to be held on June 9, 2021 at 10:00 a.m. Central Daylight Time:

The Proxy Statement and Annual Report to Stockholders are available at www.ViewOurMaterial.com/OSPN. Instructions to pre-register to attend the annual meeting virtually are available at www.cesonlineservices.com/ospn21_vm. If you plan to participate in the virtual meeting, you will need to pre-register by 10:00 a.m. Central Daylight Time on June 8, 2021.

 If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

The Board of Directors recommends a vote FOR items 1, 2 and 3.	BLUE PROXY CARD

1.	To elect nine directors to serve on our board of directors until the 2022 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal.

The board recommends a vote FOR each nominee.

(01) Marc D. Boroditsky	FOR	WITHHOLD
(02) Garry L. Capers	FOR	WITHHOLD
(03) Scott M. Clements	FOR	WITHHOLD
(04) John N. Fox, Jr.	FOR	WITHHOLD
(05) Jean K. Holley	FOR	WITHHOLD
(06) Marianne Johnson	FOR	WITHHOLD
(07) Matthew Moog	FOR	WITHHOLD
(08) Alfred Nietzel	FOR	WITHHOLD
(09) Marc Zenner	FOR	WITHHOLD
2.	To approve, on an advisory (non-binding) basis, our named executive officer compensation.

The board recommends a vote FOR this proposal number 2.

	FOR	AGAINST	ABSTAIN

3	To ratify, on an advisory (non-binding) basis, the appointment of KPMG LLP as our independent registered public accounting firm for 2021.

The board recommends a vote FOR this proposal number 3.

	FOR	AGAINST	ABSTAIN

Stockholder Signature	Date

Stockholder (Joint Owner) Signature	Date

Please sign exactly as your name or names appear on the records of the Company and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer give full title.

Proxy for Annual Meeting of Stockholders
June 9, 2021, 10:00 a.m. Central Daylight Time

YOUR VOTE IS IMPORTANT!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE VIA THE INTERNET, BY TELEPHONE OR BY MAIL

YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT TIME ON JUNE 8, 2021. IF YOU DO NOT VOTE VIA THE INTERNET OR TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY. YOUR MAIL VOTE MUST BE RECEIVED IN SUFFICIENT TIME BEFORE THE ANNUAL MEETING.

If you have any questions, would like to request additional copies of proxy materials or need assistance voting your BLUE proxy card, please contact OneSpan Inc.’s proxy solicitor:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Call Collect: (212) 929-5500

or

Call Toll-Free: (800) 322-2885

Email: OneSpan@mackenziepartners.com

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN

 THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

OneSpan Inc.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
June 9, 2021, 10:00 a.m. Central Daylight Time

SOLICITED BY THE BOARD OF DIRECTORS OF ONESPAN INC.

BLUE PROXY CARD

The undersigned hereby appoints Steven R. Worth and Joe Maxa together, and each of them singly, as proxies, each with full power of substitution to vote all shares of stock of OneSpan Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of OneSpan Inc. to be held virtually, via live webcast, on June 9, 2021, at 10:00 a.m. Central Daylight Time and at any adjournments, postponements or continuations thereof (the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof, and in the discretion of the proxies, to the extent permitted by Rule 14(a)-4(c) under the Securities Exchange Act of 1934, as amended, on such other business that may properly come before the Annual Meeting in accordance with and as described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The undersigned hereby revokes all proxies previously given with respect to the shares covered hereby with respect to the Annual Meeting.

THIS BLUE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THE PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. Only stockholders who owned shares of common stock of onespan Inc. as of the close of business on APRIL 19, 2021 may vote at the Annual Meeting. YOUR VOTE IS VERY IMPORTANT – PLEASE VOTE TODAY. YOU MAY ALSO SUBMIT YOUR VOTE VIA THE INTERNET (WWW.CESVOTE.COM) BY FOLLOWING THE INSTRUCTIONS IN THE SECURE WEBSITE OR BY TELEPHONE (1-888-693-8683) BY FOLLOWING THE INSTRUCTIONS IN THE RECORDED MESSAGE. IF YOU VOTE VIA THE INTERNET OR VIA TELEPHONE OR HAVE PREVIOUSLY SENT YOUR PROXY IN, YOU WILL NOT BE LIMITED IN YOUR RIGHT TO VOTE VIRTUALLY AT THE ANNUAL MEETING.

See Reverse Side